ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                Declaration Trust

                       Growth   V.A. International Fund
                                V.A. Financial Industries Fund
                                V.A. Emerging Growth Fund
                                V.A. Growth Fund (formerly V.A. Discovery Fund)
                      ----------------------------------------------------------
                      Growth    V.A. Independence Equity Fund
                      & Income  V.A. 500 Index Fund
                                V.A. Sovereign Investors Fund
                      ----------------------------------------------------------
                      Income    V.A. World Bond Fund
                                V.A. Strategic Income Fund
                                V.A. Sovereign Bond Fund
                                V.A. Money Market Fund

                                DECEMBER 31, 1997


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================Table of Contents===============================

                     John Hancock Funds - Declaration Trust

                                                                          Page

1) Chairman's Message.....................................................  3

2) Portfolio Manager Commentary
This commentary reflects the views of the portfolio manager(s) or portfolio management team through the end of the Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

   Growth
   V.A. International Fund................................................  4
   V.A. Financial Industries Fund.........................................  7
   V.A. Emerging Growth Fund.............................................. 10
   V.A. Growth Fund (formerly V.A. Discovery Fund)........................ 13

   Growth & Income
   V.A. Independence Equity Fund.......................................... 16
   V.A. 500 Index Fund.................................................... 19
   V.A. Sovereign Investors Fund.......................................... 22

   Income
   V.A. World Bond Fund................................................... 25
   V.A. Strategic Income Fund............................................. 28
   V.A. Sovereign Bond Fund............................................... 31
   V.A. Money Market Fund................................................. 34

3) Financial Statements................................................... 36

4) Notes To Financial Statements.......................................... 85

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ *
                            RICHARD P. CHAPMAN, JR. *
                              WILLIAM J. COSGROVE *
                               DOUGLAS M. COSTLE *
                               LELAND O. ERDAHL *
                              RICHARD A. FARRELL *
                                GAIL D. FOSLER *
                               WILLIAM F. GLAVIN *
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE *
                             PATTI MCGILL PETERSON *
                                 JOHN W. PRATT *
                               RICHARD S. SCIPIONE
                              EDWARD J. SPELLMAN *
                        * Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                   Vice Chairman and Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer


                                   CUSTODIANS
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116
                            V.A. Emerging Growth Fund
                                V.A. Growth Fund
                         V.A. Financial Industries Fund
                          V.A. Independence Equity Fund
                          V.A. Sovereign Investors Fund
                           V.A. Strategic Income Fund
                            V.A. Sovereign Bond Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110
                             V.A. International Fund
                               V.A. 500 Index Fund
                              V.A. World Bond Fund
                             V.A. Money Market Fund

                                 TRANSFER AGENT
                          JOHN HANCOCK SERVICING CENTER
                                  P.O. BOX 9298
                        BOSTON, MASSACHUSETTS 02205-9298

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISERS
                   JOHN HANCOCK ADVISERS INTERNATIONAL LIMITED
                                 34 DOVER STREET
                             LONDON, ENGLAND W1X3RA
                             V.A. International Fund
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                          V.A. Independence Equity Fund
                        SOVEREIGN ASSET MANAGEMENT CORP.
                              1235 WESTLAKES DRIVE
                           BERWYN, PENNSYLVANIA 19312
                          V.A. Sovereign Investors Fund

                                     ISSUER
                               JOHN HANCOCK MUTUAL
                             LIFE INSURANCE COMPANY
                              JOHN HANCOCK VARIABLE
                             LIFE INSURANCE COMPANY*
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02117
                            *Not Licensed in New York

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5702

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1 1/2" by 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

================================================================================

                    BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND
                   GERARDO J. ESPINOZA, CO-PORTFOLIO MANAGERS

                                  John Hancock
                             V.A. International Fund

                Chaos in Asia curtails overseas markets' advances

"...we continued to up our stake in more stable, established markets."

It was a gut-wrenching year for international investors, who watched their double-digit gains in the first half dwindle as turmoil in Asia shook world markets. Starting in late summer, Southeast Asian nations were hit with a wave of currency devaluations and growing financial ills. The crisis had a ripple effect on Latin America, then spread to the rest of the world in late October and has kept overseas markets in turmoil ever since. The developed worlds of Europe and North America managed to recover and many countries in Europe posted solid gains for the year. Even though the Asian chaos served to rein in the booming performance of the emerging markets of Latin America, many of them still advanced strongly. On the other hand, almost every Asian market, including Hong Kong and Japan, ended the year in negative territory for U.S. dollar investors, from Hong Kong's 24% fall to Thailand's 75% plunge.

      Overall, international fund investors ended the year eking out only small advances on average. John Hancock V.A. International Fund shared in the world's woes. Despite the Fund's better-than-average first-half performance, we later lost ground when the Asian contagion dealt blows to our strong weightings in Hong Kong, Singapore and Brazil, particularly in October. That was the height of the emerging-market turmoil, when several of these focus markets had drops in the 20% to 30% range. Indeed, the Fund fell 12% in the month of October alone, wiping out its previous gains. For the year ended December 31, 1997, the Fund posted a total return of -0.54% at net asset value, compared with the 5.17% return of the average variable annuity international fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page six.

[A 1 3/4" by 3" photo of Fund management team. Caption reads "V.A. International Fund co-portfolio managers (l - r) Gerardo J. Espinoza, Miren Etcheverry and John L.F. Wills."]

================================================================================

                      JOHN HANCOCK V.A. INTERNATIONAL FUND

"In the near term, world markets will continue to be volatile..."

Asia shrinks; safe havens grow

We avoided the most vulnerable Asian markets, including Thailand, Indonesia and Malaysia, during the year, but the magnitude of the region's downfall was greater than expected, especially in fundamentally sound Hong Kong and traditionally stalwart Singapore. In the second half, we cut our stake in the Pacific Rim to 20% of net assets, down from 44%. Our underweighted 9% stake in Japan by the year's end remained focused on exporters, which did well during the year, but which could also feel the effects of the regional slowdown. In Hong Kong, Australia and Singapore, we still own several of each market's blue-chip stocks.

      With heightened turbulence elsewhere, we continued to up our stake in more stable, established markets. We added a 7% position in Canada and increased our stake in Europe from 28% to 49% of the Fund's net assets, with the U.K. the top weighting. Within each country, we focused on only the top-quality names, such as Carrefour in France, Royal & Sun Alliance Insurance in the U.K. and Royal Bank of Canada in Canada.

      With our 12% stake in Latin America, we stayed focused on companies that are prime candidates for privatization, such as utilities and telecommunications. They are also the least likely to feel the effects of economic slowdowns. Our largest bet there remains Brazil, at 8%, because of its continuing strides toward liberalization and privatization -- a process that may well accelerate as an indirect, and silver-lining, result of the Asian tumult.

Looking ahead

In the near term, world markets will continue to be volatile as investors wrestle with the implications of the Asian fallout. Until the dust settles, we will keep our emphasis on the more established markets of Europe, but will also stay with our reduced stake in emerging markets, most notably Hong Kong and Singapore. We believe they are among the best quality, and with the greatest potential for rebound, barring any further blow-ups. As for the rest of Asia, the risks remain too great until we see how serious those countries are about making needed reforms. We'll closely monitor developments there, and also keep a light stake in Japan, since its long economic slump and banking problems persist.

--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the year ended December 31, 1997." The chart is scaled in increments of 2% from top to bottom with 6% at the top and -6% at the bottom. Within the chart, there are two solid bars. The first represents the -0.54% total return for John Hancock V.A. International Fund. The second represents the 5.17% total return for the Average variable annuity international fund. Footnote below reads: "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average variable annuity international fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                      JOHN HANCOCK V.A. INTERNATIONAL FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                            SINCE
                                   ONE     INCEPTION
                                   YEAR    (8/29/96)
                                   ----    ---------
Cumulative Total Returns          (0.54%)   12.14%
Average Annual Total Returns(1)   (0.54%)    8.93%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (1.43%) and 7.76%, respectively.


                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley EAFE Index--an unmanaged index that measures the performance of stock markets in Europe, Australia and the Far East. In addition, the Fund is compared to the Morgan Stanley All Country World-Ex U.S. Free Index, which measures the performance of a broad range of developed and emerging stock markets, and represents freely traded securities. The Adviser has chosen to remove the Morgan Stanley EAFE Index from future reports, but will continue comparing the Fund to the Morgan Stanley All Country World-Ex U.S. Free Index, which more closely represents the investment strategy of the Fund.


[GRAPHIC OMITTED]


[Line chart with the heading V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Morgan Stanley All Country World-Ex U.S. Index and is equal to $12,582 as of December 31, 1997. The second line represents the hypothetical $10,000 investment made in the V.A. International Fund on August 29, 1996, before sales charge, and is equal to $11,214 as of December 31, 1997. The third line represents the value of the Morgan Stanley EAFE Index and is equal to $10,680 as of December 31, 1997.]

================================================================================

                  BY JAMES K. SCHMIDT, CFA AND THOMAS FINUCANE,
                              CO-PORTFOLIO MANAGERS

                                  John Hancock
                         V.A. Financial Industries Fund

                  Tame inflation, falling interest rates boost
                            financial stocks in 1997

"...earnings results for most of the financial stocks have exceeded expectations."

Financial stocks were among the leaders in 1997, as the stock market persisted in its bull market charge. The economy remained strong, while interest rates mostly fell after a spike in the spring, and inflation was nowhere to be seen. It was an ideal environment in which to launch John Hancock V.A. Financial Industries Fund on April 30, 1997. From inception through the year's end, the Fund posted a total return of 35.05% at net asset value. That compared to the 20.20% return of the average variable annuity specialty fund, and the 35.10% return of the average open-end financial services fund during the same period, according to Lipper Analytical Services, Inc. Longer-term performance can be found on page nine.

Leaders and laggards

Leading the pack over the last year have been the brokerage stocks. They were propelled by buoyant markets that boosted trading volume and new offerings, as well as by continued merger activity, most notably between Morgan Stanley and Dean Witter; Alex Brown and Bankers Trust and Montgomery Securities and NationsBank. Also climbing to new highs were the stocks of asset managers, driven by strong markets and robust mutual fund sales.

      Banks, insurance and REIT stocks also posted healthy 1997 returns in response to in-line earnings and continued consolidation activity. Nonetheless, their performance was overshadowed by the skyrocketing brokers and asset managers. In 1998, with the more market-sensitive brokers and asset managers trading at higher price to earnings multiples, we look to the more predictable and stable earnings streams in banking, insurance and REITs to spell any weakness in the more high-flying sectors.

[A 2" by 3" photo of Fund management team. Caption reads "Fund management team members: (l - r) Jay McKelvey, Jim Schmidt, Tom
Finucane and Patricia Ouimet."]

================================================================================

                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

"We expect the consolidation among and across the various financial services industries to continue..."

Earnings and consolidations trend upward

In 1997, earnings results for most of the financial stocks have exceeded expectations. Current macro-economic conditions are ideal for financial stocks: moderate growth, low inflation and stable to declining interest rates. Across the financial spectrum, loan/asset quality is excellent, margins remain adequate, management's attention to overhead levels and efficiency is paramount and stock buybacks counter excess capital build-up. In this environment, companies have reported 12% to 14% year-over-year earnings growth. As long as the climate doesn't change, our 1998 earnings models call for 10% increases over 1997.

      Even in the Fund's short eight-month existence, already one of its holdings announced their intent to be acquired. In general, financial deals have been spread across several industry combinations, including banks buying thrifts; banks buying brokers and life insurers buying each other. We expect the consolidation among and across the various financial services industries to continue and perhaps accelerate in the future.

Portfolio strategy and outlook

The Fund invests in relatively inexpensive financial stocks that have solid earnings fundamentals and may be in the path of consolidation. We feel that the economic and regulatory environment currently in place will provide many opportunities for us to make rewarding investments. In the United States, rules promulgated by the Federal Reserve and the Controller of the Currency have blurred the lines between banking, insurance, and securities brokerage. Repeal of the Glass-Steagall Act, which we expect within the next three years, will further this process and give new impetus to mergers among financial companies. We also feel that the advent of the European Community will result in restructuring activity among financial services providers in that continent.

      Many of the nations in eastern Asia have recently experienced weakness in their economies and currencies. This will result in slightly lower growth on a global basis than would otherwise have been the case. Nevertheless, we are anticipating increased economic activity in the countries in which we are invested and expect this to translate into higher earnings for well managed financial companies.

--------------------------------------------------------------------------------
Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "From April 30, 1997 to December 31, 1997." The chart is scaled in increments of 10% from top to bottom with 40% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 35.05% total return for the John Hancock V.A. Financial Industries Fund. The second represents the 20.20% total return for the Average variable annuity specialty fund. The third represents the 35.10% total return for the Average open-end financial services fund. Footnote below reads: "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average variable annuity specialty fund and open-end financial services fund are tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                           SINCE
                                         INCEPTION
                                         (4/30/97)
                                         ---------
Cumulative Total Returns                  35.05%
Average Annual Total Returns(1)           35.05%(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been 34.71%.
(2)   Not Annualized.


                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


                               [GRAPHIC OMITTED]


[Line chart with the heading V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. Financial Industries Fund on April 30, 1997, before sales charge, and is equal to $13,505 as of December 31, 1997. The second line represents the value of the S&P 500 Stock Index and is equal to $12,255 as of December 31, 1997.]

================================================================================

                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. Emerging Growth Fund

              Stock market charges ahead; small stocks advance less
                           than their larger brethren

"Some of our best performers...were energy and semiconductor stocks..."

Thanks to steady U.S. economic growth and rising corporate profits, small-company stocks posted strong returns for 1997. However, their gains couldn't match the surprisingly good performance of their large-company counterparts. After getting off to a weak start, the onset of spring marked a turning point, as small companies, bolstered by a number of developments, began to knock large-company stocks off the leader board. Not only were many large-company stocks expensive in the eyes of many observers, but their earnings were curtailed by a strong U.S. dollar. That, coupled with the reduction in the capital gains tax made small caps -- which create most of their value through capital gains -- more appealing in the eyes of many investors. The tables turned again in the final three months of the year, when the uncertainty surrounding the Asian crisis incited a flight to safety. Large, well-known companies resumed their leadership and left their smaller counterparts -- typically a more volatile group -- languishing in their wake.

Strategy and performance review

For the 12-month period ended December 31, 1997, John Hancock V.A. Emerging Growth Fund had a total return of 11.06% at net asset value, compared to the average variable annuity small company fund's return of 18.95%, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 12. The primary reason why the Fund lagged its counterparts was our emphasis on small-company growth stocks, which have above-average increases in revenues and earnings. With investors concerned about earnings growth at small companies, these stocks fell out of favor and small-company value stocks -- which are sold on the basis of the value of a firm's assets -- led the small-cap pack.

[A 2" x 3" photo of V.A. Emerging Growth Fund at bottom right. Caption below reads: "Bernice Behar (center) and Fund management team members Ben Hock (l) and Andrew Slabin (r)."]

================================================================================

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

"Small-company stocks are currently priced more attractively..."

      Some of our best performers during the year were energy and semiconductor stocks, which did extremely well in the second and third quarters. In the energy group, some of our biggest winners were oil service holdings -- including Maverick Tube, Lonestar Steel and National-Oilwell -- and energy driller Precision Drilling. Our best-performing semiconductor company was Semtech. By the fourth quarter, we thought it prudent to lock in some of our profits and we pared back or sold several of these holdings. That helped us sidestep the subsequent Asian currency and economic crisis that put pressure on both groups, although we didn't completely dodge the downturn.

      In our view, technology stocks will continue to offer some of the fastest-growing opportunities in the marketplace, so we maintained a relatively high weighting in the sector. We did, however, switch focus, concentrating less on hardware companies and more on software companies such as Symantec, CBT Group, Visio and Aspect Development.

      In the fourth quarter, our advertising and broadcasting holdings performed well. Lamar Advertising and Universal Outdoor Holdings benefited from price increases for their billboard space. The stocks of broadcasting companies serving the U.S. Spanish-speaking population -- such as radio company Heftel and television company Univision Communications -- saw impressive gains as advertisers agreed to pay higher prices to reach this fast-growing demographic.

      Given our concerns about a potential slowdown in global economic growth, we increased our stake in more domestically-oriented companies, including retailers that serve small-town America, such as Stage Stores and Hibbett Sporting Goods. We also increased our stake in environmental stocks such as American Disposal Services and Superior Services.

Outlook

Uncertainty surrounding the Asian crisis and its implications for the U.S. economy may cause continued stock volatility. In any case, we believe that small-company stocks stand a good chance to overtake their larger-company counterparts. Their recent lag has nothing to do with business fundamentals, but rather stems from the Southeast Asian contagion that sent investors fleeing toward more liquid, larger company stocks. When those fears are calmed, we would expect investors to once again focus on company fundamentals, a shift that we think will benefit the small-company sector. Small-company stocks are currently priced more attractively and are also posting faster growth rates.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 5%, with 20% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 11.06% total return for John Hancock V.A. Emerging Growth Fund. The second represents the 18.95% total return for the Average variable annuity small company fund. A footnote below states: "The total return for John Hancock V.A. Emerging Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small company fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                             SINCE
                                    ONE    INCEPTION
                                    YEAR   (8/29/96)
                                    ----   ---------
Cumulative Total Returns           11.06%    3.71%
Average Annual Total Returns(1)    11.06%    2.76%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 9.34% and (0.41%), respectively.


                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Emerging Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is used to measure stock market performance. In addition, the Fund is compared to both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation. The Adviser has chosen to remove the Standard & Poor's 500 Stock Index from future reports, but will continue to compare the Fund's performance to the broad-based Russell 2000 Index as well as the Russell 2000 Growth Index, which more closely represent the investment strategy of the Fund.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Emerging Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the S&P 500 Stock Index and is equal to $15,580 as of December 31, 1997. The second line represents the value of the Russell 2000 Growth Index and is equal to $14,153 as of December 31, 1997. The third line represents the value of the Russell 2000 Index and is equal to $12,779 as of December 31, 1997. The fourth line represents the value of a hypothetical $10,000 investment made in the V.A. Emerging Growth Fund on August 29, 1996, before sales charge, and is equal to $10,371 as of December 31, 1997.]

================================================================================

                    BY ANURAG PANDIT, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                V.A. Growth Fund

                      Stock market moves in new territory,
                         dominated by largest companies

"We continued to maintain a relatively high weighting in the technology sector..."

Effective January 2, 1998, John Hancock V.A. Discovery Fund was re-named John Hancock V.A. Growth Fund, and leadership of the management team changed from the team's small-company specialist, Bernice Behar, to the team's large-company specialist, Anurag Pandit, CFA. These changes were made to reflect the Fund's shift in investment focus to stocks of larger, more established companies. Mr. Pandit has more than 13 years of investment management experience and has been a member of the team since the Fund's inception.

The U.S. stock market surprised many observers by posting 1997 gains in excess of 20% for an unprecedented third straight year. The market's rise was fueled by a heady combination of strong corporate earnings, moderate inflation, healthy economic growth and relatively low and stable interest rates. But those impressive returns masked what was largely a two-tier market. The brand-name, diversified, large-company stocks were the leaders, leaving the majority of their smaller counterparts to post less impressive gains. Although stocks charged ahead for the majority of the year, currency and economic problems in Southeast Asia created a more volatile environment in the final quarter.

Performance and strategy review

For the 12 months that ended December 31, 1997, John Hancock V.A. Growth Fund had a total return of 14.27% at net asset value, compared to the 25.36% return of the average variable annuity growth fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 15. The Fund's performance lag occurred mostly in the first and final quarters of the year, when large-company growth stocks far outpaced the performance of small-company stocks, which the Fund had emphasized during those periods. Furthermore, our relatively small stake in

[A 2" x 3" photo of V.A. Emerging Growth Fund team at bottom right. Caption below reads: "Fund management team members (l - r) Rob Hallisey, Bernice Behar, Anurag Pandit and Andrew T. Slabin."]

================================================================================

                          JOHN HANCOCK V.A. GROWTH FUND

"We enter fiscal 1998 with cautious optimism..."

good-performing financial stocks -- most of which didn't meet our high growth targets -- curtailed our performance in the first quarter of the year.

      During the second and third quarters, the Fund gained a lot of ground and outperformed the majority of its peers, thanks in part to strong performance in our energy service company holdings including Maverick Tube, Lonestar Steel, National-Oilwell and EVI. After their success had pushed prices to what we believed were expensive valuations, we pared back or sold some of these holdings. Subsequently, the Asian currency crisis and uncertainty surrounding OPEC production quotas put pressure on this sector. While our reduced stake helped us sidestep their fourth-quarter woes, we weren't able to completely dodge them and that hurt our performance in the last quarter.

      We continued to maintain a relatively high weighting in the technology sector, although we made some alterations in our holdings as the year wore on. Semiconductor stocks posted impressive gains during much of the year. However, these stocks are considered most vulnerable to a slump in Asian demand for high-tech goods and as a result, suffered badly in October, November and December. Fortunately, we had taken some profits and reduced our stake in these companies, although not enough to completely insulate the Fund from their fall. More recently, we've shifted our focus away from computer hardware stocks into more software names including Symantec, which makes the popular Norton anti-virus program.

Cautious optimism

The most recent turbulence has not convinced us to change our strategy of focusing on high-growth companies. However, in keeping with Fund's recent shift in investment focus, we plan to place more emphasis on mid-to-large company stocks. We believe the quality, fundamentals, and long-term growth opportunities presented by many larger companies best suit the Fund's growth objectives. By focusing on larger companies, the Fund will continue to seek long-term appreciation, but with the lower volatility that is typically associated with large-capitalization stocks. Furthermore, we will continue to seek out companies that offer defensible niches -- such as a differentiated product or service -- and that exhibit above-average growth potential for any environment. We'll likely continue to focus on companies that are not unduly exposed to foreign currency risk. We enter fiscal 1998 with cautious optimism, viewing the ongoing market gyrations as a potential positive for growth-stock investing.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 10%, with 30% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 14.27% total return for the John Hancock V.A. Growth Fund. The second represents the 25.36% total return for the Average variable annuity growth fund. A footnote below states:
"The total return for John Hancock V.A. Growth Fund is at net asset value with all distributions reinvested. The average variable annuity growth fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                          JOHN HANCOCK V.A. GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns               14.27%    7.30%
Average Annual Total Returns(1)        14.27%    5.40%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 12.90% and 3.42%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $15,580 as of December 31, 1997. The second line represents the value of the V.A. Growth Fund, before sales charge, and is equal to $10,730 as of December 31, 1997.]

================================================================================

            BY STEPHEN LANZENDORF, FOR THE PORTFOLIO MANAGEMENT TEAM
                   John Hancock V.A. Independence Equity Fund

                       Large companies dominate small ones
                           in 1997 stock-market surge

"Financial stocks were among the biggest contributors to the Fund's performance."

With the economy buoyant, and interest rates and inflation low, stocks continued their long bull-market run throughout 1997. Just as in 1996, the charge was led for much of the year by the well-known mega-cap stocks, which lured investors with their strong and stable earnings growth. Despite heightened volatility beginning in August due to worries of earnings slowdowns and economic turmoil in Asia, the market still managed to turn in an amazingly strong showing for a third straight year.

      For the year ended December 31, 1997, the Standard & Poor's 500 Stock Index, a broad measure of market performance, returned 33.36%, including reinvested dividends. John Hancock V.A. Independence Equity Fund also produced very strong results on both an absolute and relative basis. For calendar year 1997, the Fund posted a total return of 30.68% at net asset value, compared to the 27.21% return of the average variable annuity growth and income fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 18.

Finance, specialty retailers outperform

Financial stocks were among the biggest contributors to the Fund's performance. The combination of falling interest rates, growing profits and heightened industry consolidations propelled such Fund holdings as insurance companies Travelers Group and General Re. We have continued to overweight the finance sector since the fundamentals remain attractive. Within the sector, we continued to emphasize insurance companies, since their prices remain relatively

[A 2" x 3" photo of V.A. Independence Equity Fund management team at bottom right. Caption below reads: "V.A. Independence Equity Fund management team members: (l-r) Coreen Kraysler, David Canavan, Jane Shigley, Jeff Saef and Stephen Lanzendorf."]

================================================================================

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

"Investors would do well to scale back their expectations..."

attractive, while many bank stocks have risen to a point that they currently reflect the value of any potential mergers. Within the banking sector, we look for high-quality regional names such as Norwest Corporation, as well as money center banks. For example, BankAmerica currently presents a good opportunity since its stock has recently been penalized disproportionately to its Asian exposure.

      Another good group was our specialty retail holdings, especially industry leader Home Depot, whose stock rose by 76% during the year as it maintained its clear market dominance and dependable growth.

      During the year, we sold or cut our positions in some stocks whose prices we felt had either gotten ahead of earnings expectations, such as Minnesota Mining, or had reached full valuation levels given their prospects for growth, such as Disney. With the cash, we added to our positions in companies whose prices we believed were too low for their earnings prospects. That included PepsiCo. whose sale of its restaurant divisions and return to its core bottling business bodes well for its stock. We also increased our stake in telecommunications equipment maker Lucent Technologies because of its strong competitive position and prospects for earnings growth. Finally, we added Bell Atlantic, a regional phone company which should benefit from cost savings following its merger with Nynex.

Outlook

As long as the economic picture of moderate growth and low interest rates doesn't change, we're keeping our outlook positive for 1998. That said, we do not believe it is reasonable to expect the market to produce a fourth straight year of 20% plus returns. Investors would do well to scale back their expectations for 1998. Historically, the market has produced results in the 8% to 10% range. The market should also remain more volatile as the Asian crisis plays out.

      No matter what happens next, we will stick to our disciplined strategy of buying companies with attractive stock prices and improving earnings prospects. We remain focused on providing shareholders with above-average total returns by investing in a diversified stock portfolio that has a risk level comparable to that of the S&P 500.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 10%, with 40% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 30.68% total return for the John Hancock V.A. Independence Equity Fund. The second represents the 27.21% total return for the Average variable annuity growth and income fund. A footnote below states: "The total return for John Hancock V.A. Independence Equity Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns               30.68%    46.07%
Average Annual Total Returns(1)        30.68%    32.69%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 30.04% and 31.38%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Independence Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Independence Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $15,580 as of December 31, 1997. The second line represents the value of the V.A. Independence Equity Fund, before sales charge, and is equal to $14,607 as of December 31, 1997.]

================================================================================

                    BY BARRY EVANS, CFA, AND ROGER HAMILTON,
                          FOR THE RISK MANAGEMENT GROUP

                                  John Hancock
                               V.A. 500 Index Fund

             S&P 500 Index shows its muscle for third straight year

Financial stocks boost Fund performance.

1997 was an extremely good year for the S&P 500 Index. In what was often described as a "Goldilocks" economy characterized by low and falling interest rates, moderate inflation and decent economic growth, corporate earnings strengthened as productivity rose. But the index's gains weren't parceled out in equal measure. Big companies posted stellar returns and contributed most to the capitalization-weighted index's rise, while smaller companies posted only moderate gains.

Strategy and performance review

For the 12 months ended December 31, 1997, John Hancock V.A. 500 Index Fund had a total return of 29.51%. By comparison, the average variable annuity S&P 500 index objective fund had a total return of 32.55%, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 21.

      The Fund normally invests at least 80% of its total assets in common stocks of the companies that comprise the Standard & Poor's 500 Stock Index. Our aim is to allocate the stocks held in the portfolio in approximately the same proportions as they are represented in the S&P 500 Stock Index. By pursuing that strategy, we are able to minimize the degree to which the Fund's investment results (before Fund expenses) differ from those of the index. The degree to which the Fund's performance correlates with that of the S&P 500 Stock Index depend upon the size and cash flows of the Fund, the liquidity of the securities represented in the index and the Fund's expenses, among other factors.

      In the early months of the period and of the Fund's existence, we bought S&P 500 Stock Index futures as a proxy for the stocks in the index. We did that because the futures allowed us to participate in the S&P 500's advance without incurring the high transaction costs associated with buying individual stocks with limited assets. To buy stocks -- specially in odd lots of less than 100 shares -- when the Fund's total

[A 2" x 2 1/2" photo of Barry Evans and Roger Hamilton. Caption reads "Barry Evans (l) and Roger Hamilton (r)".]

================================================================================

                        JOHN HANCOCK V.A. 500 INDEX FUND

"...we wouldn't be surprised if the market paused to catch its breath in 1998..."

assets were still small would have been more expensive and would have compromised its total return. But in mid-June, the Fund's total assets had grown to a level that allowed us to purchase individual stocks at reasonable costs. Keeping more fully invested in the second half of the year helped our performance more closely track that of the index. Using a strategy known as sampling, we assembled a portfolio of stocks that replicates the characteristics -- including industry classification, volatility, earnings per share, and others -- of the S&P 500 Stock Index. By the end of the period, the Fund held roughly 380 stocks.

Financial service companies dominate; gold lags

"Merger mania," falling interest rates and declining loan losses propelled bank stocks -- such as Fifth Third Bancorp, Norwest Corp. and State Street -- in 1997, making them some of the best performers for both the S&P 500 Index and the Fund. But it wasn't just banks that made the financial stocks the market's best-performing group of the year. Securities brokers also soared thanks to the quickening pace of acquisition activity as well as the strength of the stock market itself. In the broker category, the Fund's two performers were Charles Schwab and Merrill Lynch. Technology stocks made lots of news during the year, with the larger companies posting record gains, while smaller concerns were in a bear market for most of the year. While the Fund enjoyed gains from Dell Computer, Compaq Computer and Microsoft, companies such as Silicon Graphics and Novell proved to be laggards. One of the market's worst performing groups was gold stocks, which suffered as the price of the precious metal slumped. Our holdings in Barrick Gold and Newmont Mining detracted from our performance.

Outlook

We'll continue to choose stocks that will help us closely track the performance of the S&P Index. After posting gains in excess of 20% for an unprecedented third consecutive year, we wouldn't be surprised if the market paused to catch its breath in 1998, and investors would be wise to lower their expectations. Of course, given the Fund's strategy and objectives, its returns should track the performance of the S&P Index, whether it posts gains or incurs losses in 1998.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 10%, with 40% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 29.51% total return for the John Hancock V.A. 500 Index Fund. The second represents the 32.55% total return for the Average variable annuity S&P 500 index objective fund. A footnote below states: "The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable annuity S&P 500 Index objective fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                        JOHN HANCOCK V.A. 500 INDEX FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns               29.51%    44.39%
Average Annual Total Returns(1)        29.51%    31.55%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 29.27% and 31.19%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $15,580 as of December 31, 1997. The second line represents the value of the the V.A. 500 Index Fund, before sales charge, and is equal to $14,439 as of December 31, 1997.]

================================================================================

                   BY JOHN F. SNYDER III AND BARRY EVANS, CFA
                              CO-PORTFOLIO MANAGERS

                                  John Hancock
                          V.A. Sovereign Investors Fund

                Stocks rack up yet another great year of returns

Retailers and banks contributed significantly to the Fund's performance.

1997 was yet another spectacular year for stock investors. The Dow Jones Industrial Average -- one of the most commonly-watched market indices -- ended the year up a healthy 22.64%. Following gains of 33% in 1995 and 26% gain in 1996, this year marked a record third-straight year in which stocks rose more than 20%. It also marked the seventh-consecutive year of market advances, making the current bull market the longest in the history.

      It wasn't, however, all smooth sailing for investors. Much of the market's gains came in the first half of the year. Then, as worries about corporate profits and Asia's financial woes heightened, investors become more nervous and the market traded in a volatile range for most of the second half. The big winners in this year's market advance were the large stocks. In a "flight-to-quality," investors sought out those large companies with reliable earnings and clear market leadership. Aside from a short-lived rally in the third quarter, small stocks lagged behind their larger brethren.

Fund performance

Our focus on "dividend performer" stocks -- those large stocks with consistent dividends and reliable earnings -- paid off in 1997. For the year ended December 31, 1997, the John Hancock V.A. Sovereign Investors Fund had a total return of 28.43% at net asset value. By comparison, the average equity income fund returned 29.13%, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 24.

      Within Sovereign's investment universe, two important sectors contributed significantly to the Fund's performance: retailers and banks. Retail giants Wal-Mart and Home Depot rose more than 60% in 1997, thanks to market share gains and strong consumer confidence levels. A favorable interest-rate environment and strong loan demand helped banks' underlying fundamentals. Also, a sharp increase in merger activity has

[A 2" x 3" photo of V.A. Sovereign Investors Fund management team at bottom right. Caption below reads: "V.A. Sovereign Investors Fund management team members: (l - r) John Snyder, Barry Evans, Jere Estes."]

================================================================================

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

"...we believe consistency will be rewarded."

lifted the group. First Tennessee National Corp. was among our strongest performers, buoyed by a healthy balance sheet and increasing takeover speculation.

Shift to growth cyclicals

After strong gains, we felt that many of our consumer stocks were ripe for profit taking. We sold several core holdings -- such as Sara Lee -- in favor of companies that offered better growth potential and valuations. A perfect example is Grainger (W.W.) Inc, which is the leading distributor of electrical equipment. Market leadership is critical in this industry, as customers strive to limit the number of vendors they use. With its most recent acquisition of Ackland, Grainger has been able to strengthen its market position.

Outlook

A change from the generally ebullient stock market may be at hand. The expected slowdown in the Asian economies may slow the world economy. At first glance, the effect on the U.S. economy appears to be minimal, but the U.S. will not be immune. Furthermore, we believe that the impact will extend beyond those companies with direct exposure to Asia such as semiconductor manufacturers. Companies with extensive retailing operations in the Far East -- such as McDonald's and Coca-Cola -- are also likely to experience weaker demand. U.S. companies that are vulnerable to imports -- such as steel manufacturers and auto makers -- will face stiffer competition as Asian companies attempt to export their way out of trouble.

      In general, we believe top line revenue growth will be harder to come by, and that 1998 will be a more difficult year for earnings growth than any of the past five years. Pricing power is non-existent. Indeed, a number of economists believe prices could go down in 1998. While lower prices will benefit consumers, deflation is a difficult environment for corporate profitability.

      If an economic slowdown materializes, this will be the sweet spot of the market cycle for the Fund's "dividend performers" universe of companies. At a time when earnings disappointments are dealt with severely by the market, we believe consistency will be rewarded. Superior management and market dominance become even more critical for success. If the past is any guide, it will be a time when investors are likely to fully appreciate the investment quality of these stable growth companies and be willing to pay premium prices for them.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 10%, with 30% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 28.43% total return for the John Hancock V.A. Sovereign Investors Fund. The second represents the 29.13% total return for the Average variable annuity equity income fund. A footnote below states: "The total return for John Hancock V.A. Sovereign Investors Fund is at net asset value with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns               28.43%    39.08%
Average Annual Total Returns(1)        28.43%    27.92%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 28.12% and 26.94%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $15,580 as of December 31, 1997. The second line represents the value of the V.A. Sovereign Investors Fund, before sales charge, and is equal to $13,908 as of December 31, 1997.]

================================================================================

                  BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND
                      JANET L. CLAY, CO-PORTFOLIO MANAGERS

                                  John Hancock
                              V.A. World Bond Fund

                   Flight to quality drives world bond markets
                        following Asian financial crisis

"...we shifted our focus toward U.S. government bonds..."

Global bond investors struggled during 1997 through the cross-currents of U.S. interest rate fears early in the year and major volatility spikes later caused by Asian financial woes. The outcome was modest returns, but relief that results remained positive. Regionally, bond market results varied widely. The United States was one of the best-performing markets. After early interest-rate and inflation fears hurt U.S. bond prices and reverberated in other countries, the summer brought moderating growth and tame inflation. That sent U.S. Treasury bonds rallying right through the year's end. The boost in U.S. bonds was most dramatic at the end of the year, after market turmoil in Asia sent investors scurrying to safe havens. Starting in August and culminating in late October, a wave of currency devaluations swept through Southeast Asia and Korea, causing their financial pictures to darken and some countries' bonds to be downgraded to junk status. A mass exodus from all emerging Asian markets followed, hurting bond prices as far away as Latin America and putting an end to the banner year that emerging markets, especially in Latin America, had enjoyed until then. In Europe, bonds outperformed the U.S. earlier in the year, but then fears of rising European rates and the lure of more attractive U.S. yields caused their rally to stall.

Performance and strategy review

Despite this upheaval, the J.P. Morgan Global Government Bond Index -- a benchmark for global bond performance -- managed to close up 1.4% for the year ended December 31, 1997. In the same period, John Hancock V.A. World Bond Fund posted a total return of 1.37% at net asset value, compared to the 4.31% return of the average variable annuity global income fund,

[A 2" x 3" photo of V.A. World Bond Fund team members. Caption reads: "Fund co-portfolio managers (l - r) Tony Goodchild, Janet Clay and Larry Daly."]

================================================================================

                        JOHN HANCOCK V.A. WORLD BOND FUND

"We expect continued fallout from the Southeast Asian crisis..."

according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 27.

      The Fund benefited from investing in the United States, avoiding Asia and downplaying Europe and foreign currencies. The difference in performance was due to our exposure to emerging markets, which rose to about 30% of assets at several points during the year -- close to our 35% limit. That level was less than average, which held us back when those markets were performing well, yet was still enough to hurt us in October's tumult.

      During the year, as bond yields fell worldwide, the difference in yields between other countries and the United States narrowed to minimal levels. Many foreign bonds, therefore, no longer offered a significant yield advantage over U.S. Treasuries. With little prospect that overseas bond prices would rise, and with Asia's ills looming large, we shifted our focus toward U.S. government bonds in the five-year maturity horizon. These bonds benefited as investors increasingly chose high quality. By the end of the year, U.S. Treasury and government agency bonds accounted for three quarters of the Fund's net assets, up from 44% six months ago.

      At the same time, we opportunistically trimmed our emerging-market stake to 13% of assets, down from 31% six months ago. We've kept our focus on U.S. dollar-denominated government bonds from Latin America, including Ecuador, Mexico, Brazil, Panama and Venezuela. We also continued to pare our Europe holdings to 7%, keeping only our U.K. bonds because their yields were higher than the rest of Europe.

A look ahead

We expect continued fallout from the Southeast Asian crisis until we see more signs of government resolve to make needed structural changes, and until there's a clearer picture of how Asia's slowing economies will impact worldwide growth. In this environment, we plan to stick with our more conservative strategy of focusing on high-quality U.S. government bonds. In our view, they offer solid prospects, especially given the instability elsewhere. When the Asian crisis passes, we believe there will be significant upside potential in high-quality Latin American bonds. But for now, the highly unusual combination of economic and world circumstances compels us to keep the bulk of our global bond assets close to home.


--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 1%, with 5% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 1.37% total return for the John Hancock V.A. World Bond Fund. The second represents the 4.31% total return for the Average variable annuity global income fund. A footnote below states: "The total return for John Hancock V.A. World Bond Fund is at net asset value with all distributions reinvested. The average variable annuity global income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                        JOHN HANCOCK V.A. WORLD BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns                1.37%    5.47%
Average Annual Total Returns(1)         1.37%    4.04%

                                      YIELD

For the period ended December 31, 1997

                                        SEC 30-DAY
                                          YIELD
                                        ----------
John Hancock V.A. World Bond Fund         5.48%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 0.07% and 2.52%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. World Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index--an unmanaged index that provides a benchmark for bond market performance on a worldwide basis.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. World Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. World Bond Fund, before sales charge, and is equal to $10,547 as of December 31, 1997. The second line represents the value of the Salomon Brothers World Government Bond Index on August 29, 1996, and is equal to $10,344 as of December 31, 1997.]

================================================================================

                    BY FREDERICK CAVANAUGH, PORTFOLIO MANAGER

                                  John Hancock
                           V.A. Strategic Income Fund

                   U.S. Treasuries, high-yield corporate bonds
                      show strength amid global uncertainty

"Our outperformance came from our relatively large stake in U.S. high-yield corporate bonds..."

The past 12 months will go down as a good year for U.S. bonds, thanks primarily to low inflation and stable interest rates. U.S. Treasury yields -- which move in the opposite direction of bond prices -- fell to levels not seen in four years. Meanwhile, the U.S. high-yield corporate market, which is made up of companies with below-investment-grade credit ratings, also performed well. The continued strength of the nation's economy translated into improving earnings and cash flows for many high-yield companies and the demand for their bonds was exceptionally strong. Outside the U.S., the news was mixed. Emerging-market bonds posted good returns for the year, despite a fourth quarter sell-off that was triggered by economic and currency problems in Southeast Asia. Intermediate- and long-term government bonds issued by "dollar bloc" countries -- including Canada and New Zealand -- enjoyed gains as their interest rates declined, mirroring the fall in U.S. interest rates. However, many European bonds remained unattractive relative to other areas of the world as the continent struggled to meet the economic and fiscal conditions mandated by its progress toward a unified currency.

Performance and strategy review

For the year ended December 31, 1997, John Hancock V.A. Strategic Income Fund posted a total return of 11.77% at net asset value, surpassing the 9.53% return of the average variable annuity general bond fund, according to Lipper Analytical Services, Inc. For longer-term performance information, please see page 31. Our outperformance came from our relatively large stake in U.S. high-yield corporate bonds, which performed well. Among the Fund's top high-yield performers were telecommunications leader Nextel Communications, which continued to benefit from rising subscriber growth, and Casino

[A 2" x 3" photo of V.A. Strategic Income Fund team members. Caption reads:
"Frederick Cavanaugh (left) and Fund management team members (l - r) Linda Carter, Jamie Kellogg and Arthur Calavritinos."]

================================================================================

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

"...we'll keep our stake in emerging-market bonds relatively low for now..."

America which was boosted by growing revenues. Some of our high-yield corporate holdings from offshore companies proved disappointing. With the cloud of uncertainty hanging over emerging markets, high-yield bonds issued by Brazilian telecommunications concern Globo Communicaoes faltered.

      Early in the fourth quarter, we began to reduce our foreign exposure by selling some emerging-market holdings, which had enjoyed strong gains in the prior nine months of the year. We sold them out of concern that Thailand's currency problems in mid-summer would bode ominously for other emerging markets. As a result, we had significantly reduced our emerging markets positions by late October. We were not, however, able to sell all the emerging-market bonds we would have liked and some of our remaining holdings detracted from the Fund's performance.

      We maintained our position in U.S. Treasury bonds, ending the year at 14% of the Fund's net assets. In addition to U.S. bonds' offering "safe haven" status, U.S. interest rates remain high compared to the rest of the world. With possible slower economic growth in this country, bonds could rally if interest rates fall further. When interest rates resumed their decline in the fourth quarter of the year, our U.S. Treasury holdings rallied.

Outlook

In our view, there could be continued volatility in global bond markets resulting from further currency and economic problems in emerging markets. As a result, we'll keep our stake in emerging-market bonds relatively low for now, until we see signs to the contrary. Furthermore, we think there's a reasonable chance that recent and potential devaluations of emerging-market currencies will be the catalyst for slower worldwide economic growth, including a slowdown in the U.S. Even so, we believe that the U.S. economy will remain in positive territory. Given that outlook, we believe high-yield U.S. corporate bonds could post solid performance next year, although we expect that performance to come mostly from the bonds' interest payments, rather than from capital appreciation. Against a slower economic backdrop, U.S. interest rates could also continue to fall and U.S. Treasury securities could extend their rally.


--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 5%, with 15% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 11.77% total return for the John Hancock V.A. Strategic Income Fund. The second represents the 9.53% total return for the Average variable annuity general bond fund. A footnote below states: "The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns               11.77%    18.96%
Average Annual Total Returns(1)        11.77%    13.84%

                                      YIELD

For the period ended December 31, 1997

                                              SEC 30-DAY
                                                YIELD
                                              ----------
John Hancock V.A. Strategic Income Fund         8.56%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 11.25% and 13.11%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index--an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. Strategic Income Fund, before sales charge, and is equal to $12,011 as of December 31, 1997. The second line represents the value of the Lehman Government/Corporate Bond Index on August 29, 1996, and is equal to $11,484 as of December 31, 1997.]

================================================================================

                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. Sovereign Bond Fund

        Bond investors fared well in 1997, despite heightened volatility

"...we increased our stake in U.S. Treasury Bonds slightly."

It was a good year for bonds, one marked by tame, even falling, inflation, a healthy economy, and rising prices on most types of bonds. The bond market's forward moves were most pronounced in the second half of the year, when fears that the vibrant economy would lead to higher inflation dissipated. The resulting surge reflected the market's growing belief that the Federal Reserve was not going to raise rates to slow down the economy. Bolstering the Fed's sidelines stance were a strong dollar eating into corporate profits and the currency and financial woes that struck Southeast Asia in the summer. These events further eased U.S. inflation fears -- a bond holder's worst enemy because of its corrosive effect on bonds' fixed-income payments. The Asian crisis did, however, cause a late-year selloff in both investment-grade and high-yield corporate bonds, as fearful investors gravitated toward U.S. Treasury bonds in a classic flight to safety. But the bond market had stabilized by year end, and corporate bonds' gains remained impressive.

Performance and strategy review

For the year ended December 31, 1997, John Hancock V.A. Sovereign Bond Fund posted a total return of 9.30% at net asset value. That compared to the 10.01% return of the average variable annuity corporate debt BBB-rated fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 33.

      In seeking a high level of current income consistent with prudent investment risk, the Fund focuses on a blend of investment-grade corporate bonds, U.S. government bonds and, to a lesser extent, high-yield bonds whose credit ratings are below investment grade. Each sector in which we invested contributed to performance at various points, as did our timely moves

[A 2" x 3" photo of V.A. Sovereign Bond Fund team members. Caption reads: "Jim Ho (seated) and Fund management team members (l - r) Lester Duke, Beverly Cleathero, Seth Robbins, Linda Carter."]

================================================================================

                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND

"...there is still room for bonds to do well in 1998."

that helped us successfully maneuver through the late-period pitfalls. Exposure to emerging-market corporate bonds served us well earlier in the year. At the same time, we fortunately managed to avoid the most volatile emerging markets, including Thailand, Malaysia and Korea, by selling our small positions there ahead of the worst turmoil. Naturally, volatility spilled over into Latin America, and we opportunistically sold out of our positions there as well after the first shock waves hit, anticipating further turmoil down the road. In their place, we increased our stake in U.S. Treasury Bonds slightly.

      For most of the year, we benefited from our 24% stake in corporate bonds, until their late-year price drops curtailed their advances. But the downward pressure that Asia's turmoil put on U.S. corporate bonds also presented us with some attractive buying opportunities. Believing that the fundamentals of many U.S. corporations remained solid, we bought on dips and added to such existing positions as Time Warner and TCI Communications. We also selectively bought several high-yield bonds, including Physician Sales & Services, Garden State Newspapers and Nextel Communications. The three main industry sectors we emphasized in the corporate arena included media, utilities and financial services.

Going forward

In our view, there is still room for bonds to do well in 1998. Recent worldwide events suggest that the trend is toward slower, rather than faster, economic growth. As the Asian countries try to export their way back to financial health, their weaker currencies and therefore less expensive products will keep the pricing pressure on -- and inflation low. Given this scenario, it's fairly certain that the Fed will not raise interest rates again for now. In fact, the next move could be a rate decrease.

      With this outlook, we'll keep the Fund's duration -- a measure of a bond price's sensitivity to changes in interest rates -- neutral or slightly longer to capture the benefits of any more rate drops. The longer the duration, the more the Fund's share price moves with changes in interest rates. We also will continue to upgrade the overall portfolio by moving into industry sectors such as utilities, media and health care, which we believe are less affected by changes in the economy. For now, we'll minimize our investments in the emerging markets until there are further signs that the crisis has passed. Until then, heavier exposure to this sector would present too much volatility for this type of fund.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 5%, with 15% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 9.30% total return for the John Hancock V.A. Sovereign Bond Fund. The second represents the 10.01% total return for the Average variable annuity corporate debt BBB-rated fund. A footnote below states: "The total return for John Hancock V.A. Sovereign Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt BBB-rated fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns                9.30%    14.13%
Average Annual Total Returns(1)         9.30%    10.37%

                                      YIELD

For the period ended December 31, 1997

                                              SEC 30-DAY
                                                YIELD
                                              ----------
John Hancock V.A. Sovereign Bond Fund            5.62%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 7.52% and 8.18%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index--an unmanaged index that mirrors the investment objectives and characteristics of the Fund.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Sovereign Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the Lehman Brothers Corporate Bond Index on August 29, 1996, and is equal to $11,584 as of December 31, 1997. The second line represents the value of the V.A. Sovereign Bond Fund, before sales charge, and is equal to $11,413 as of December 31, 1997.]

================================================================================

                    BY DAWN BAILLIE, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             V.A. Money Market Fund

                     Moderate economy and dormant inflation
                          keep money fund yields stable

"...we were able to extend the Fund's maturity."

Uncertainty was the watchword for money market funds during 1997, but status quo was the end result, as short-term interest rates remained fairly stable. Early in the year, all eyes were on the Federal Reserve, which everyone knew was just waiting to pounce at the first signs of rising inflation. In early spring, interest rates began to rise as the economy surged ahead and investors came to expect that the Fed would raise short-term interest rates to slow down the economy. Although that Fed hike in late March -- its first in two years -- turned out to be the only move the Fed made in 1997, money markets fretted all year over each set of monthly economic data. Fear remained about the strength of the economy and whether the low unemployment rate would inevitably translate into rising labor costs and higher inflation, as has been the case in past economic cycles.

      Despite all the concerns, the economy remained fairly moderate after the first quarter, and, in atypical fashion, inflation never budged. Fed chairman Alan Greenspan concluded that this economic cycle was different, and by the end of the year, the Fed had changed its stance. Instead of its earlier inclination to raise short-term interest rates, the Fed shifted to a more neutral, status quo policy. Its inclination was further bolstered by currency and financial turmoil in Asia which many believed would keep the U.S. economy's growth in check without the Fed's help. As a result, the federal funds rate, which banks charge each other for overnight loans and which serves as a pricing benchmark for money market securities, closed the year at 5.50%, where it had been since March.

      On December 31, 1997, John Hancock V.A. Money Market Fund had a 7-day effective yield

[A 2" x 3" photo of V.A. Money Market Fund team members. Caption reads: "Fund management team members (l-r): Barry Evans, Dawn Baillie and Bill Larkin, Jr."]

================================================================================

                       JOHN HANCOCK V.A. MONEY MARKET FUND

"...the Fed is maintaining a neutral stance..."

of 5.01%. By comparison, the average taxable money fund had a 7-day effective yield of 4.95%, according to Lipper Analytical Services, Inc.

Longer-than-average maturity pays off

During the first half of the year, the Fund's maturity remained shorter than average because its small size limited our ability to buy a range of money market securities. But in the second half, the Fund's assets had grown to a point where we were able to extend the Fund's maturity. It was also an opportune time to take an aggressive stance to lock in higher yields, since the economy had begun to moderate and we became more convinced of the Fed's hands-off approach. That only changed briefly as the year ended, so we could take advantage of the typically favorable buying environment for money market securities. By the end of the year, the Fund's maturity remained longer than average at 80 days.

A word about Asia

Money market funds have not felt the effects of currency and financial problems afflicting Asia, largely because most money funds stopped buying any short-term certificates of deposit from Japanese banks. In any event, the Fund had no exposure to the potential turmoil since we did not own any foreign securities.

Status quo ahead

Given the current near-perfect economic environment -- moderate growth and tame inflation -- it's unlikely that the Federal Reserve will make any moves for at least the next three months. For now, our view is that the Fed is maintaining a neutral stance, without a bias toward either raising or lowering short-term rates. Against that backdrop, we will continue to aggressively seek yield by keeping the Fund's maturity longer than average. We'll determine our next course of action after we evaluate the economic data in February and March. Above all else, we'll keep focused on providing shareholders with a competitive level of current income, while maintaining liquidity and stability of principal.


--------------------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurances that the Fund will be able to maintain a net asset value of $1.00 per share.

[Bar chart with the header "7-Day Effective Yield" at top left hand column. A footnote below states: "As of December 31, 1997." The chart is scaled in increments of 2%, with 6% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 5.01% total return for the John Hancock V.A. Money Market Fund. The second represents the 4.95% total return for the Average taxable money market fund. A footnote below states: "The average taxable money fund is tracked by Lipper Analytical Services, Inc. Past performance is no guarantee of future results."]

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

                                                                                    V.A.             V.A.            V.A.
                                                                               INTERNATIONAL      FINANCIAL        EMERGING
                                                                                   FUND        INDUSTRIES FUND    GROWTH FUND
                                                                                   ----        ---------------    -----------
Assets:
  Investments at value - Note D:
  Common stocks (cost - $3,249,269, $15,218,242, $3,314,660,
    $3,063,484, $7,421,194 and $17,791,716, respectively) .................    $  3,258,601      $ 16,773,825     $  3,638,048
  Preferred stocks (cost - $152,131, none, none, none, none and
    none, respectively) ...................................................         128,406                --               --
  Joint repurchase agreements (cost - $345,000, $1,683,000,
    $222,000, $213,000, $835,000 and $1,265,000, respectively) ............         345,000         1,683,000          222,000
  Corporate savings account ...............................................              --               791              292
                                                                               ------------      ------------     ------------
                                                                                  3,732,007        18,457,616        3,860,340
  Cash ....................................................................              29                --               --
  Foreign currency, at value (cost - $137,150, none, $27, none,
    none and none, respectively) ..........................................         136,743                --               27
  Receivable for investments sold .........................................             943                --            8,968
  Dividends and interest receivable .......................................           2,509            39,816            1,507
  Receivable from John Hancock Advisers, Inc. and
    affiliates - Note C ...................................................              --                --            2,249
  Foreign tax receivable ..................................................           1,565                --               --
  Deferred organization expenses - Note B .................................           7,825                --            7,825
                                                                               ------------      ------------     ------------
                          Total Assets ....................................       3,881,621        18,497,432        3,880,916
                          ----------------------------------------------------------------------------------------------------

Liabilities:
  Payable for investments purchased .......................................          72,418             5,695           24,868
  Payable for forward foreign currency exchange contracts
    bought - Note B .......................................................              --               131               --
  Payable for variation margin - Note B ...................................              --                --               --
  Payable foreign withholding tax .........................................             409                --               --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C ..........             815            11,914               --
  Accounts payable and accrued expenses ...................................          15,975            14,251           15,238
                                                                               ------------      ------------     ------------
                          Total Liabilities ...............................          89,617            31,991           40,106
                          ----------------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in .........................................................       3,871,310        16,906,441        3,770,207
  Accumulated net realized gain (loss) on investments, financial
    futures contracts and foreign currency transactions ...................     (    64,957)            1,353     (    252,923)
  Net unrealized appreciation (depreciation) of investments, financial
    futures contracts and foreign currency transactions ...................     (    14,142)        1,555,572          323,393
  Undistributed net investment income (distributions in excess
    of net investment income) .............................................     (       207)            2,075              133
                                                                               ------------      ------------     ------------
                          Net Assets ......................................     $ 3,792,004      $ 18,465,441     $  3,840,810
                          ====================================================================================================

Net Asset Value Per Share:
  (based on 361,090, 1,374,087, 371,198, 347,815, 617,965 and
    1,585,173 shares, respectively, of beneficial interest outstanding -
    unlimited number of shares authorized with no par value) ..............    $      10.50      $      13.44     $      10.35
    ==========================================================================================================================

                                                                               V.A.            V.A.           V.A.
                                                                              GROWTH       INDEPENDENCE     500 INDEX
                                                                               FUND         EQUITY FUND       FUND
                                                                               ----         -----------       ----
Assets:
  Investments at value - Note D:
  Common stocks (cost - $3,249,269, $15,218,242, $3,314,660,
    $3,063,484, $7,421,194 and $17,791,716, respectively) ..............    $  3,576,456    $  8,050,558   $ 18,688,297
  Preferred stocks (cost - $152,131, none, none, none, none and
    none, respectively) ................................................              --              --             --
  Joint repurchase agreements (cost - $345,000, $1,683,000,
    $222,000, $213,000, $835,000 and $1,265,000, respectively) .........         213,000         835,000      1,265,000
  Corporate savings account ............................................             576             157             --
                                                                              ----------      ----------    -----------
                                                                               3,790,032       8,885,715     19,953,297
  Cash .................................................................              --              --         50,420
  Foreign currency, at value (cost - $137,150, none, $27, none,
    none and none, respectively) .......................................              --              --             --
  Receivable for investments sold ......................................              --              --             --
  Dividends and interest receivable ....................................           1,115          11,964         24,254
  Receivable from John Hancock Advisers, Inc. and
    affiliates - Note C ................................................              --              --             --
  Foreign tax receivable ...............................................              --              59            105
  Deferred organization expenses - Note B ..............................           7,825           7,825          7,825
                                                                              ----------      ----------    -----------
                          Total Assets .................................       3,798,972       8,905,563     20,035,901
                          ---------------------------------------------------------------------------------------------

Liabilities:
  Payable for investments purchased ....................................          51,578         165,725             --
  Payable for forward foreign currency exchange contracts
    bought - Note B ....................................................              --              --             --
  Payable for variation margin - Note B ................................              --              --            250
  Payable foreign withholding tax ......................................              --              --             --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C .......             261              --          3,663
  Accounts payable and accrued expenses ................................          14,421          20,746         24,171
                                                                              ----------      ----------    -----------
                          Total Liabilities ............................          66,260         186,471         28,084
                          ---------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in ......................................................       3,428,308       8,062,016     18,904,149
  Accumulated net realized gain (loss) on investments, financial
    futures contracts and foreign currency transactions ................    (    208,568)         27,317        197,882
  Net unrealized appreciation (depreciation) of investments, financial
    futures contracts and foreign currency transactions ................         512,972         629,364        903,905
  Undistributed net investment income (distributions in excess
    of net investment income) ..........................................              --             395          1,881
                                                                              ----------      ----------    -----------
                          Net Assets ...................................    $  3,732,712    $  8,719,092   $ 20,007,817
                          =============================================================================================

Net Asset Value Per Share:
  (based on 361,090, 1,374,087, 371,198, 347,815, 617,965 and
    1,585,173 shares, respectively, of beneficial interest outstanding -
    unlimited number of shares authorized with no par value) ...........    $      10.73    $      14.11   $      12.62
    ===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities (continued)
December 31, 1997
--------------------------------------------------------------------------------

                                                                                     V.A.            V.A.        V.A.
                                                                                   SOVEREIGN      WORLD BOND   STRATEGIC
                                                                                INVESTORS FUND       FUND     INCOME FUND
                                                                                --------------       ----     -----------
Assets:
  Investments at value - Note D:
  Common stocks (cost - $9,790,642, none, $3,750, none and
    none, respectively) ......................................................   $10,902,694   $        --   $     6,090
  Preferred stocks and warrants (cost - none, none, $208,781, none and
    none, respectively) ......................................................            --            --       229,386
  Bonds (cost - none, $2,124,783, $3,821,647, $852,838 and
    none, respectively) ......................................................            --     2,157,359     3,864,424
  U.S. government obligations (cost - $630,453, none, $746,251,
    $2,412,519 and none, respectively) .......................................       636,126            --       754,937
  Short-term investments (cost - none, none, none, none and
    $6,548,187, respectively) ................................................            --            --            --
  Joint repurchase agreements (cost - $1,491,000, $128,000,
    $579,000, $595,000 and $1,729,000, respectively) .........................     1,491,000       128,000       579,000
  Corporate savings account ..................................................           161            --           506
                                                                                  ----------    ----------    ----------
                                                                                  13,029,981     2,285,359     5,434,343
  Cash .......................................................................            --           697            --
  Receivable for investments sold ............................................            --            --            --
  Receivable for forward foreign currency exchange contracts sold - Note B ...            --            --         8,030
  Dividends and interest receivable ..........................................        23,779        29,831       104,292
  Receivable from John Hancock Advisers, Inc. and affiliates - Note C ........            --         1,495            --
  Deferred organization expenses - Note B ....................................         7,825         7,825         7,825
                                                                                  ----------    ----------    ----------
                          Total Assets .......................................    13,061,585     2,325,207     5,554,490
                          -----------------------------------------------------------------------------------------------

Liabilities:
  Distribution payable .......................................................            --           209           446
  Payable for investments purchased ..........................................       852,977            --            --
  Payable for forward foreign currency exchange contracts purchased - Note B .            --         6,379            --
  Payable for shares repurchased .............................................            --            10            --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C .............            --            --         2,849
  Accounts payable and accrued expenses ......................................        21,669        16,013        11,634
                                                                                  ----------    ----------    ----------
                          Total Liabilities ..................................       874,646        22,611        14,929
                          -----------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in ............................................................    11,050,568     2,298,121     5,463,093
  Accumulated net realized gain (loss) on investments and
    foreign currency transactions ............................................        17,842   (     3,341)  (    11,386)
  Net unrealized appreciation of investments and foreign currency transactions     1,117,725        26,171        81,385
  Undistributed net investment income (distributions in excess of
    net investment income) ...................................................           804   (    18,355)        6,469
                                                                                  ----------    ----------    ----------
                          Net Assets .........................................   $12,186,939   $ 2,302,596   $ 5,539,561
                          ===============================================================================================

Net Asset Value Per Share:
  (based on 896,718, 236,469, 529,118, 355,545 and 8,377,058 shares, respectively, of beneficial interest outstanding - unlimited number of
    shares authorized with no par value) .....................................   $     13.59   $      9.74   $     10.47
    =====================================================================================================================

                                                                                                 V.A.                     V.A.
                                                                                               SOVEREIGN              MONEY MARKET
                                                                                               BOND FUND                  FUND
                                                                                               ---------                  ----
Assets:
  Investments at value - Note D:
  Common stocks (cost - $9,790,642, none, $3,750, none and
    none, respectively) ......................................................              $        --            $        --
  Preferred stocks and warrants (cost - none, none, $208,781, none and
    none, respectively) ......................................................                       --                     --
  Bonds (cost - none, $2,124,783, $3,821,647, $852,838 and
    none, respectively) ......................................................                  868,083                     --
  U.S. government obligations (cost - $630,453, none, $746,251,
    $2,412,519 and none, respectively) .......................................                2,444,212                     --
  Short-term investments (cost - none, none, none, none and
    $6,548,187, respectively) ................................................                       --              6,548,187
  Joint repurchase agreements (cost - $1,491,000, $128,000,
    $579,000, $595,000 and $1,729,000, respectively) .........................                  595,000              1,729,000
  Corporate savings account ..................................................                      879                     --
                                                                                            -----------            -----------
                                                                                              3,908,174              8,277,187
  Cash .......................................................................                       --                    761
  Receivable for investments sold ............................................                    1,000                     --
  Receivable for forward foreign currency exchange contracts sold - Note B ...                       --                     --
  Dividends and interest receivable ..........................................                   56,076                113,562
  Receivable from John Hancock Advisers, Inc. and affiliates - Note C ........                       --                     --
  Deferred organization expenses - Note B ....................................                    7,825                  7,825
                                                                                            -----------            -----------
                          Total Assets .......................................                3,973,075              8,399,335
                          ----------------------------------------------------              -----------            -----------

Liabilities:
  Distribution payable .......................................................                      607                  1,173
  Payable for investments purchased ..........................................                  278,285                     --
  Payable for forward foreign currency exchange contracts purchased - Note B .                       --                     --
  Payable for shares repurchased .............................................                       --                     --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C .............                    1,583                  7,288
  Accounts payable and accrued expenses ......................................                   10,119                 13,816
                                                                                            -----------            -----------
                          Total Liabilities ..................................                  290,594                 22,277
                          ----------------------------------------------------              -----------            -----------

Net Assets:
  Capital paid-in ............................................................                3,622,539              8,377,058
  Accumulated net realized gain (loss) on investments and
    foreign currency transactions ............................................                   12,995                     --
  Net unrealized appreciation of investments and foreign currency transactions                   46,938                     --
  Undistributed net investment income (distributions in excess of
    net investment income) ...................................................                        9                     --
                                                                                            -----------            -----------
                          Net Assets .........................................              $ 3,682,481            $ 8,377,058
                          ====================================================              ===========            ===========

Net Asset Value Per Share:
  (based on 896,718, 236,469, 529,118, 355,545 and 8,377,058 shares, respectively, of beneficial interest outstanding - unlimited number of
    shares authorized with no par value) .....................................              $     10.36            $      1.00
    ==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Operations
Year ended December 31, 1997
--------------------------------------------------------------------------------

                                                                              V.A.                V.A.               V.A.
                                                                         INTERNATIONAL          FINANCIAL          EMERGING
                                                                              FUND         INDUSTRIES FUND(1)    GROWTH FUND
                                                                              ----         ------------------    -----------
Investment Income:
  Dividends (net of foreign withholding tax of $4,047, $635, $5, none,
    $354 and $572, respectively) ........................................  $    35,141       $    94,521      $     7,073
  Interest ..............................................................       11,533            27,049            9,343
                                                                           -----------       -----------      -----------
                                                                                46,674           121,570           16,416
                                                                           -----------       -----------      -----------

  Expenses:
    Investment management fee - Note C ..................................       26,618            41,060           14,584
    Auditing fee ........................................................       11,772            15,772           11,772
    Custodian fee .......................................................       15,806             9,485           19,901
    Printing ............................................................        2,280             3,565            3,656
    Organization expense - Note B .......................................        2,011                --            2,011
    Registration and filing fees ........................................          656               368              360
    Legal fees ..........................................................          333               201              150
    Financial services fee - Note C .....................................          535               909              349
    Miscellaneous .......................................................          260               151               50
    Trustees' fee .......................................................          171                59               83
                                                                           -----------       -----------      -----------
                          Total Expenses ................................       60,442            71,570           52,916
                          Less Expense Reductions - Note C ..............  (    26,430)       (   17,678)     (    33,471)
                                                                           -----------       -----------      -----------
                          Net Expenses ..................................       34,012            53,892           19,445
                          -----------------------------------------------------------------------------------------------

                          Net Investment Income (Loss) ..................       12,662            67,678      (     3,029)
                          -----------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ..........................      224,405            16,030         (181,217)
  Net realized gain on financial futures contracts ......................           --                --               --
  Net realized gain (loss) on foreign currency transactions .............  (    84,248)      (       169)             102
  Change in net unrealized appreciation/depreciation of investments .....  (   261,947)        1,555,584          320,418
  Change in net unrealized appreciation/depreciation of
    financial futures contracts .........................................           --                --               --
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions .......................................  (        29)      (        12)              --
                                                                           -----------       -----------      -----------
                          Net Realized and Unrealized Gain (Loss) on
                          Investments, Financial Futures Contracts and
                          Foreign Currency Transactions .................  (   121,819)        1,571,433          139,303
                          -----------------------------------------------------------------------------------------------

                          Net Increase (Decrease) in Net Assets
                          Resulting from Operations .....................  ($  109,157)      $ 1,639,111      $   136,274
                          ===============================================================================================

                                                                                 V.A.              V.A.             V.A.
                                                                                GROWTH        INDEPENDENCE       500 INDEX
                                                                                 FUND          EQUITY FUND          FUND
                                                                                 ----          -----------          ----
Investment Income:
  Dividends (net of foreign withholding tax of $4,047, $635, $5, none,
    $354 and $572, respectively) ........................................    $     5,164       $    63,918      $   121,122
  Interest ..............................................................          8,477             9,515          171,152
                                                                             -----------       -----------      -----------
                                                                                  13,641            73,433          292,274
                                                                             -----------       -----------      -----------

  Expenses:
    Investment management fee - Note C ..................................         16,677            23,457           11,552
    Auditing fee ........................................................         11,775            11,772           11,772
    Custodian fee .......................................................         17,402            12,222           26,639
    Printing ............................................................          3,510             2,300            3,640
    Organization expense - Note B .......................................          2,011             2,011            2,011
    Registration and filing fees ........................................            599               358            2,745
    Legal fees ..........................................................            211               206              721
    Financial services fee - Note C .....................................            400               600            1,862
    Miscellaneous .......................................................             62                87              723
    Trustees' fee .......................................................             89               110              401
                                                                             -----------       -----------      -----------
                          Total Expenses ................................         52,736            53,123           62,066
                          Less Expense Reductions - Note C ..............    (    30,501)      (    21,288)     (    24,549)
                                                                             -----------       -----------      -----------
                          Net Expenses ..................................         22,235            31,835           37,517
                          -------------------------------------------------------------------------------------------------

                          Net Investment Income (Loss) ..................    (     8,594)           41,598          254,757
                          -------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ..........................       (111,668)          137,167           27,080
  Net realized gain on financial futures contracts ......................             --                --          785,683
  Net realized gain (loss) on foreign currency transactions .............             --                --               --
  Change in net unrealized appreciation/depreciation of investments .....        477,636           544,516          896,580
  Change in net unrealized appreciation/depreciation of
    financial futures contracts .........................................             --                --           52,075
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions .......................................             --                --               --
                                                                             -----------       -----------      -----------
                          Net Realized and Unrealized Gain (Loss) on
                          Investments, Financial Futures Contracts and
                          Foreign Currency Transactions .................        365,968           681,683        1,761,418
                          -------------------------------------------------------------------------------------------------

                          Net Increase (Decrease) in Net Assets
                          Resulting from Operations .....................    $   357,374       $   723,281      $ 2,016,175
                          =================================================================================================

(1) Period from April 30, 1997 (commencement of operations) to December 31,
1997.

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating each Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Operations (continued)
Year ended December 31, 1997
--------------------------------------------------------------------------------

                                                                                            V.A.           V.A.        V.A.
                                                                                         SOVEREIGN     WORLD BOND   STRATEGIC
                                                                                      INVESTORS FUND      FUND     INCOME FUND
                                                                                      --------------      ----     -----------

Investment Income:
  Dividends .........................................................................  $    69,611   $        --   $    15,005
  Interest (net of foreign withholding tax of none, $381, none, none and
    none, respectively) .............................................................       54,025       149,793       295,546
                                                                                       -----------   -----------   -----------
                                                                                           123,636       149,793       310,551
                                                                                       -----------   -----------   -----------

  Expenses:
    Investment management fee - Note C ..............................................       27,842        16,085        19,377
    Auditing Fee ....................................................................       11,772        11,772        11,775
    Custodian Fee ...................................................................        6,536        14,566         5,712
    Printing ........................................................................        3,892         3,227         3,652
    Organization expense - Note B ...................................................        2,011         2,011         2,011
    Registration and filing fees ....................................................          358           663           671
    Legal fees ......................................................................          254           316           287
    Financial services fee - Note C .................................................          829           390           583
    Miscellaneous ...................................................................          128           107            80
    Trustees' fee ...................................................................          124           153           169
                                                                                       -----------   -----------   -----------
                          Total Expenses ............................................       53,746        49,290        44,317
                          Less Expense Reductions - Note C ..........................  (    14,303)  (    27,843)  (    16,865)
                                                                                       -----------   -----------   -----------
                          Net Expenses ..............................................       39,443        21,447        27,452
                          ----------------------------------------------------------------------------------------------------

                          Net Investment Income .....................................       84,193       128,346       283,099
                          ----------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ......................................       17,842       121,671   (    30,073)
  Net realized gain (loss) on foreign currency transactions .........................           --   (   209,434)       36,291
  Change in net unrealized appreciation/depreciation of investments .................    1,050,550   (    14,897)       48,041
  Change in net unrealized appreciation/depreciation of foreign
    currency transactions ...........................................................           --         4,100         5,851
                                                                                       -----------   -----------   -----------
                          Net Realized and Unrealized Gain (Loss) on Investments
                          and Foreign Currency Transactions .........................    1,068,392   (    98,560)       60,110
                          ----------------------------------------------------------------------------------------------------

                          Net Increase in Net Assets Resulting from Operations ......  $ 1,152,585   $    29,786   $   343,209
                          ====================================================================================================

                                                                                            V.A.           V.A.
                                                                                          SOVEREIGN    MONEY MARKET
                                                                                          BOND FUND        FUND
                                                                                          --------        ----

Investment Income:
 Dividends .........................................................................  $        --   $        --
 Interest (net of foreign withholding tax of none, $381, none, none and
   none, respectively) .............................................................      130,603       138,320
                                                                                       ----------    ----------
                                                                                          130,603       138,320
                                                                                       ----------    ----------

 Expenses:
   Investment management fee - Note C ..............................................        8,924        12,328
   Auditing Fee ....................................................................       11,772        11,772
   Custodian Fee ...................................................................       17,563         1,420
   Printing ........................................................................        4,078         3,128
   Organization expense - Note B ...................................................        2,011         2,011
   Registration and filing fees ....................................................          158            76
   Legal fees ......................................................................          219            81
   Financial services fee - Note C .................................................          322           439
   Miscellaneous ...................................................................           46            67
   Trustees' fee ...................................................................           86            26
                                                                                       ----------    ----------
                         Total Expenses ............................................       45,179        31,348
                         Less Expense Reductions - Note C ..........................  (    31,793)  (    12,855)
                                                                                       ----------    ----------
                         Net Expenses ..............................................       13,386        18,493
                         --------------------------------------------------------------------------------------

                         Net Investment Income .....................................      117,217       119,827
                         --------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
 Net realized gain (loss) on investments sold ......................................       30,656            --
 Net realized gain (loss) on foreign currency transactions .........................           --            --
 Change in net unrealized appreciation/depreciation of investments .................       33,037            --
 Change in net unrealized appreciation/depreciation of foreign
   currency transactions ...........................................................           --            --
                                                                                       ----------    ----------
                         Net Realized and Unrealized Gain (Loss) on Investments
                         and Foreign Currency Transactions .........................       63,693            --
                         --------------------------------------------------------------------------------------

                         Net Increase in Net Assets Resulting from Operations ......  $   180,910   $   119,827
                         ======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                    V.A FINANCIAL
                                                                                      V.A. INTERNATIONAL FUND      INDUSTRIES FUND
                                                                                     ----------------------------    -----------
                                                                                     PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                                                                     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                                                       1996(1)         1997            1997(2)
                                                                                       -------         ----            -------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ...................................................  $     14,426   $     12,662   $      67,678
  Net realized gain (loss) on investments sold and
    foreign currency transactions ................................................  (      7,426)       140,157          15,861
  Change in net unrealized appreciation/depreciation of investments
    and foreign currency transactions ............................................       247,834   (    261,976)      1,555,572
                                                                                    ------------   ------------   -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations ..............       254,834   (    109,157)      1,639,111
                                                                                    ------------   ------------   -------------
Distributions to Shareholders: *
  Dividends from net investment income ...........................................  (      8,697)  (      2,558)  (      65,434)
  Distributions from net realized gain on investments sold and
    foreign currency transactions ................................................            --   (    213,871)  (      14,677)
                                                                                    ------------   ------------   -------------
    Total Distributions to Shareholders ..........................................  (      8,697)  (    216,429)  (      80,111)
                                                                                    ------------   ------------   -------------
From Fund Share Transactions: **
  Shares sold ....................................................................     2,012,294      1,809,166      18,526,866
  Shares issued to shareholders in reinvestment of distributions .................         8,697        216,428          80,111
                                                                                    ------------   ------------   -------------
                                                                                       2,020,991      2,025,594      18,606,977
  Less shares repurchased ........................................................  (          7)  (    175,125)   (  1,700,536)
                                                                                    ------------   ------------   -------------
    Net Increase .................................................................     2,020,984      1,850,469      16,906,441
                                                                                    ------------   ------------   -------------
Net Assets:
  Beginning of period ............................................................            --      2,267,121              --
                                                                                    ------------   ------------   -------------
  End of period (including undistributed net investment income (distributions
    in excess) of none, ($207), $2,075, $134 and $133, respectively) .............  $  2,267,121   $  3,792,004   $  18,465,441
                                                                                    ============   ============   =============
* Distributions to Shareholders:
  Per share dividends from net investment income .................................  $     0.0432   $     0.0077   $      0.0518
                                                                                    ------------   ------------   -------------
  Per share distributions from net realized gain on investments sold and
    foreign currency transactions ................................................            --   $     0.6422   $      0.0116
                                                                                    ------------   ------------   -------------
** Analysis of Fund Share Transactions:
  Shares sold ....................................................................       201,146        152,869       1,501,742
  Shares issued to shareholders in reinvestment of distributions .................           802         21,239           6,125
                                                                                    ------------   ------------   -------------
                                                                                         201,948        174,108       1,507,867
  Less shares repurchased ........................................................  (          1)  (     14,965)  (     133,780)
                                                                                    ------------   ------------   -------------
    Net Increase .................................................................       201,947        159,143       1,374,087
                                                                                    ============   ============   =============

                                                                                           V.A. EMERGING GROWTH FUND
                                                                                        -------------------------------
                                                                                         PERIOD ENDED        YEAR ENDED
                                                                                          DECEMBER 31,      DECEMBER 31,
                                                                                            1996(1)            1997
                                                                                            -------            ----

Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ......................................................     $    2,016   $(       3,029)
  Net realized gain (loss) on investments sold and
    foreign currency transactions ...................................................     (   71,717)   (     181,115)
  Change in net unrealized appreciation/depreciation of investments
    and foreign currency transactions ...............................................          2,975          320,418
                                                                                          ----------    -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations .................     (   66,726)         136,274
                                                                                          ----------    -------------
Distributions to Shareholders: *
  Dividends from net investment income ..............................................     (    1,882)   (         135)
  Distributions from net realized gain on investments sold and
    foreign currency transactions ...................................................             --               --
                                                                                          ----------    -------------
    Total Distributions to Shareholders .............................................     (    1,882)   (         135)
                                                                                          ----------    -------------
From Fund Share Transactions: **
  Shares sold .......................................................................      1,041,666        2,985,092
  Shares issued to shareholders in reinvestment of distributions ....................          1,882              135
                                                                                          ----------    -------------
                                                                                           1,043,548        2,985,227
  Less shares repurchased ...........................................................     (       25)   (     255,471)
                                                                                          ----------    -------------
    Net Increase ....................................................................      1,043,523        2,729,756
                                                                                           ---------    -------------
Net Assets:
  Beginning of period ...............................................................             --          974,915
                                                                                          ----------    -------------
  End of period (including undistributed net investment income (distributions
    in excess) of none, ($207), $2,075, $134 and $133, respectively) ................     $  974,915    $   3,840,810
                                                                                          ==========    =============
* Distributions to Shareholders:
  Per share dividends from net investment income ....................................     $   0.0180    $      0.0004
                                                                                          ----------    -------------
  Per share distributions from net realized gain on investments sold and
    foreign currency transactions ...................................................             --               --
                                                                                          ----------    -------------
** Analysis of Fund Share Transactions:
  Shares sold .......................................................................        104,379          291,749
  Shares issued to shareholders in reinvestment of distributions ....................            206               14
                                                                                          ----------    -------------
                                                                                             104,585          291,763
  Less shares repurchased ...........................................................     (        3)   (      25,147)
                                                                                          ----------    -------------
    Net Increase ....................................................................        104,582          266,616
                                                                                          ==========    =============

(1) Commenced operations on August 29, 1996.
(2) Commenced operations on April 30, 1997.

The Statement of Changes in net assets shows how the value of each Fund's net assets have changed since the commencement of operations. The difference reflects net investment income, and any investment gains and losses, distributions paid to shareholders, if any and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                               V.A. GROWTH FUND        V.A. INDEPENDENCE EQUITY FUND
                                                                         ---------------------------   -----------------------------
                                                                         PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                           1996(1)          1997          1996(1)         1997
                                                                           -------          ----          -------         ----
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ........................................  ($      795)  ($    8,594)  $     5,925   $    41,598
  Net realized gain (loss) on investments sold ........................  (    96,900)  (   111,668)       27,151       137,167
  Change in net unrealized appreciation/depreciation of investments ...       35,336       477,636        84,848       544,516
                                                                         -----------   -----------   -----------   -----------
    Net Increase (Decrease) in Net Assets Resulting from Operations ...  (    62,359)      357,374       117,924       723,281
                                                                         -----------   -----------   -----------   -----------

Distributions to Shareholders: *
  Dividends from net investment income ................................           --            --   (     6,035)  (    41,203)
  Distributions from net realized gain on investments sold ............           --            --   (       961)  (   135,930)
                                                                         -----------   -----------   -----------   -----------
    Total Distributions to Shareholders ...............................           --            --   (     6,996)  (   177,133)
                                                                         -----------   -----------   -----------   -----------

From Fund Share Transactions: **
  Shares sold .........................................................    1,056,861     2,597,730     1,030,749     7,299,605
  Shares issued to shareholders in reinvestment of distributions ......           --            --         6,996       177,133
                                                                         -----------   -----------   -----------   -----------
                                                                           1,056,861     2,597,730     1,037,745     7,476,738
  Less shares repurchased .............................................  (       644)  (   216,250)  (        21)  (   452,446)
                                                                         -----------   -----------   -----------   -----------
    Net Increase ......................................................    1,056,217     2,381,480     1,037,724     7,024,292
                                                                         -----------   -----------   -----------   -----------

Net Assets:
  Beginning of period .................................................           --       993,858            --     1,148,652
                                                                         -----------   -----------   -----------   -----------
  End of period (including undistributed net investment
    income of none, none, none and $395, respectively) ................  $   993,858   $ 3,732,712   $ 1,148,652   $ 8,719,092
                                                                         ===========   ===========   ===========   ===========

* Distributions to Shareholders:
  Per share dividends from net investment income ......................           --            --   $    0.0587   $    0.1376
                                                                         -----------   -----------   -----------   -----------
  Per share distributions from net realized gain on investments sold ..           --            --   $    0.0094   $    0.2476
                                                                         -----------   -----------   -----------   -----------

** Analysis of Fund Share Transactions:
  Shares sold .........................................................      105,902       263,298       102,751       534,688
  Shares issued to shareholders in reinvestment of distributions ......           --            --           626        13,023
                                                                         -----------   -----------   -----------   -----------
                                                                             105,902       263,298       103,377       547,711
  Less shares repurchased .............................................  (        60)  (    21,325)  (         2)  (    33,121)
                                                                         -----------   -----------   -----------   -----------
    Net Increase ......................................................      105,842       241,973       103,375       514,590
                                                                         ===========   ===========   ===========   ===========

(1) Commenced operations on August 29, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                             V.A. 500 INDEX FUND      V.A. SOVEREIGN INVESTORS FUND
                                                                           --------------------------    -----------------------
                                                                           PERIOD ENDED   YEAR ENDED     PERIOD ENDED   YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                             1996(1)         1997         1996(1)         1997
                                                                            ----------    -----------    ---------    -----------
Increase in Net Assets:
From Operations:
  Net investment income ................................................... $    59,702   $   254,757   $     6,933   $    84,193
  Net realized gain on investments sold and financial
    futures contracts .....................................................     387,685       812,763         8,426        17,842
  Change in net unrealized appreciation/depreciation of investments and
    financial futures contracts ........................................... (    44,750)      948,655        67,175     1,050,550
                                                                            -----------   -----------   -----------   -----------
    Net Increase in Net Assets Resulting from Operations ..................     402,637     2,016,175        82,534     1,152,585
                                                                            -----------   -----------   -----------   -----------

Distributions to Shareholders: *
  Dividends from net investment income .................................... (    59,456)  (   253,122)  (     6,880)  (    83,445)
  Distributions from net realized gain on investments sold and
    financial futures contracts ........................................... (   201,124)  (   801,442)  (     2,327)  (     6,096)
                                                                            -----------   -----------   -----------   -----------
    Total Distributions to Shareholders ................................... (   260,580)  ( 1,054,564)  (     9,207)  (    89,541)
                                                                            -----------   -----------   -----------   -----------

From Fund Share Transactions: **
  Shares sold .............................................................   3,646,277    15,055,266     1,029,113    10,664,200
  Shares issued to shareholders in reinvestment of distributions ..........     260,580     1,054,564         9,207        89,541
                                                                            -----------   -----------   -----------   -----------
                                                                              3,906,857    16,109,830     1,038,320    10,753,741
  Less shares repurchased ................................................. (       221)  ( 1,112,317)  (       516)  (   740,977)
                                                                            -----------   -----------   -----------   -----------
    Net Increase ..........................................................   3,906,636    14,997,513     1,037,804    10,012,764
                                                                            -----------   -----------   -----------   -----------

Net Assets:
  Beginning of period .....................................................          --     4,048,693            --     1,111,131
                                                                            -----------   -----------   -----------   -----------
  End of period (including undistributed net investment
    income of $246, $1,881, $53 and $804, respectively) ................... $ 4,048,693   $20,007,817   $ 1,111,131   $12,186,939
                                                                            ===========   ===========   ===========   ===========

* Distributions to Shareholders:
  Per share dividends from net investment income .......................... $    0.1637   $    0.3006   $    0.0670   $    0.1769
                                                                            -----------   -----------   -----------   -----------
  Per share distributions from net realized gain on investments sold and
    financial futures contracts ........................................... $    0.5538   $    0.5445   $    0.0227   $    0.0072
                                                                            -----------   -----------   -----------   -----------

** Analysis of Fund Share Transactions:
  Shares sold .............................................................     363,218     1,200,874       102,676       844,459
  Shares issued to shareholders in reinvestment of distributions ..........      24,676        86,596           856         6,966
                                                                            -----------   -----------   -----------   -----------
                                                                                387,894     1,287,470       103,532       851,425
  Less shares repurchased ................................................. (        20)  (    90,171)  (        50)  (    58,189)
                                                                            -----------   -----------   -----------   -----------
    Net Increase ..........................................................     387,874     1,197,299       103,482       793,236
                                                                            ===========   ===========   ===========   ===========

(1) Commenced operations on August 29, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                           V.A. WORLD BOND FUND      V.A. STRATEGIC INCOME FUND
                                                                        -------------------------    --------------------------
                                                                        PERIOD ENDED   YEAR ENDED    PERIOD ENDED   YEAR ENDED
                                                                        DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                          1996(1)        1997          1996(1)         1997
                                                                        -----------   -----------   -----------     ---------
Increase in Net Assets:
From Operations:
  Net investment income ............................................... $    40,768   $   128,346   $    55,619   $   283,099
  Net realized gain (loss) on investments sold and foreign
    currency transactions .............................................       3,827   (    87,763)       46,295         6,218
  Change in net unrealized appreciation/depreciation
    of investments and foreign currency transactions ..................      36,968   (    10,797)       27,493        53,892
                                                                        -----------   -----------   -----------   -----------
    Net Increase in Net Assets Resulting from Operations ..............      81,563        29,786       129,407       343,209
                                                                        -----------   -----------   -----------   -----------

Distributions to Shareholders: *
  Dividends from net investment income ................................ (    40,768)  (    46,497)  (    55,619)  (   283,099)
  Distribution in excess of net investment income .....................          --   (    19,609)           --            --
  Tax return of capital ...............................................          --   (    62,240)           --            --
  Distributions from net realized gain on investments sold
    and foreign currency transactions .................................          --            --   (    13,053)  (    44,377)
                                                                        -----------   -----------   -----------   -----------
    Total Distributions to Shareholders ............................... (    40,768)  (   128,346)  (    68,672)  (   327,476)
                                                                        -----------   -----------   -----------   -----------

From Fund Share Transactions: **
  Shares sold .........................................................   2,000,997       234,407     2,002,001     3,436,273
  Shares issued to shareholders in reinvestment
    of distributions ..................................................      40,768       128,137        68,672       327,029
                                                                        -----------   -----------   -----------   -----------
                                                                          2,041,765       362,544     2,070,673     3,763,302
  Less shares repurchased .............................................          --   (    43,948)           --   (   370,882)
                                                                        -----------   -----------   -----------   -----------
    Net Increase ......................................................   2,041,765       318,596     2,070,673     3,392,420
                                                                        -----------   -----------   -----------   -----------

Net Assets:
  Beginning of period .................................................          --     2,082,560            --     2,131,408
                                                                        -----------   -----------   -----------   -----------
  End of period (including undistributed net investment
    (distributions in excess) income of none, ($18,355),
    none and $6,469, respectively) .................................... $ 2,082,560   $ 2,302,596   $ 2,131,408   $ 5,539,561
                                                                        ===========   ===========   ===========   ===========

* Distributions to Shareholders:
  Per share dividends from net investment income ...................... $    0.2015   $    0.2134   $    0.2739   $    0.9083
                                                                        -----------   -----------   -----------   -----------
  Per share distributions in excess of net investment income ..........          --   $    0.0900            --            --
                                                                        -----------   -----------   -----------   -----------
  Tax return of capital ...............................................          --   $    0.2857            --            --
                                                                        -----------   -----------   -----------   -----------
  Per share distributions from net realized gain on investments
    sold and foreign currency transactions ............................          --            --   $    0.0640   $    0.0870
                                                                        -----------   -----------   -----------   -----------

** Analysis of Fund Share Transactions:
  Shares sold .........................................................     200,098        23,767       200,193       326,163
  Shares issued to shareholders in reinvestment of distributions ......       4,008        13,037         6,694        31,206
                                                                        -----------   -----------   -----------   -----------
                                                                            204,106        36,804       206,887       357,369
  Less shares repurchased .............................................          --   (     4,441)           --   (    35,138)
                                                                        -----------   -----------   -----------   -----------
    Net Increase ......................................................     204,106        32,363       206,887       322,231
                                                                        ===========   ===========   ===========   ===========

(1) Commenced operations on August 29, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                          V.A. SOVEREIGN BOND FUND        V.A. MONEY MARKET FUND
                                                                        ----------------------------    --------------------------
                                                                        PERIOD ENDED      YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                                                        DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                          1996(1)          1997           1996(1)        1997
                                                                           ----------      ----------   ----------      ---------
Increase in Net Assets:
From Operations:
  Net investment income ...............................................  $    23,529   $   117,217   $     1,784     $   119,827
  Net realized gain on investments sold ...............................        6,419        30,656            --              --
  Change in net unrealized appreciation/depreciation of investments ...       13,901        33,037            --              --
                                                                         -----------   -----------   -----------     -----------
    Net Increase in Net Assets Resulting from Operations ..............       43,849       180,910         1,784         119,827
                                                                         -----------   -----------   -----------     -----------

Distributions to Shareholders: *
  Dividends from net investment income ................................  (    23,529)  (   117,208)  (     1,784)    (   119,827)
  Distributions from net realized gain on investments sold ............  (     1,795)  (    22,285)           --              --
                                                                         -----------   -----------   -----------     -----------
    Total Distributions to Shareholders ...............................  (    25,324)  (   139,493)  (     1,784)    (   119,827)
                                                                         -----------   -----------   -----------     -----------

From Fund Share Transactions: **
  Shares sold .........................................................    1,012,301     2,851,276       104,907       9,748,620
  Shares issued to shareholders in reinvestment of distributions ......       25,324       138,885         1,784         118,655
                                                                         -----------   -----------   -----------     -----------
                                                                           1,037,625     2,990,161       106,691       9,867,275
  Less shares repurchased .............................................  (         7)  (   405,240)  (        63)    ( 1,696,845)
                                                                         -----------   -----------   -----------     -----------
    Net Increase ......................................................    1,037,618     2,584,921       106,628       8,170,430
                                                                         -----------   -----------   -----------     -----------

Net Assets:
  Beginning of period .................................................           --     1,056,143       100,000(2)      206,628
                                                                         -----------   -----------   -----------     -----------
  End of period (including undistributed net investment
    income of none, $9, none and none, respectively) ..................  $ 1,056,143   $ 3,682,481   $   206,628     $ 8,377,058
                                                                         ===========   ===========   ===========     ===========

* Distributions to Shareholders:
  Per share dividends from net investment income ......................  $    0.2327   $    0.6766   $    0.0160     $    0.0478
                                                                         -----------   -----------   -----------     -----------
  Per share distributions from net realized gain on investments sold ..  $    0.0175   $    0.0653            --              --
                                                                         -----------   -----------   -----------     -----------

** Analysis of Fund Share Transactions:
  Shares sold .........................................................      101,202       277,867       104,907       9,748,620
  Shares issued to shareholders in reinvestment of distributions ......        2,483        13,553         1,784         118,655
                                                                         -----------   -----------   -----------     -----------
                                                                             103,685       291,420       106,691       9,867,275
  Less shares repurchased .............................................  (         1)  (    39,559)  (        63)    ( 1,696,845)
                                                                         -----------   -----------   -----------     -----------
    Net Increase ......................................................      103,684       251,861       106,628       8,170,430
                                                                         ===========   ===========   ===========     ===========

(1) Commenced operations on August 29, 1996.
(2) On July 22, 1996, the Adviser made an initial investment of $100,000 (100,000 shares) in order to seed the Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                     V.A FINANCIAL
                                                          V.A. INTERNATIONAL FUND   INDUSTRIES FUND   V.A. EMERGING GROWTH FUND
                                                          -----------------------   ---------------   -------------------------
                                                            PERIOD         YEAR         PERIOD         PERIOD         YEAR
                                                             ENDED         ENDED        ENDED           ENDED         ENDED
                                                         DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            1996(1)        1997         1997(2)        1996(1)         1997
                                                            --------      --------     ---------      ---------       --------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................  $  10.00      $  11.23     $   10.00      $   10.00       $   9.32
                                                            --------      --------     ---------      ---------       --------
  Net Investment Income (Loss) (3) .......................      0.07          0.05          0.11           0.02       (   0.02)
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions ........      1.20      (   0.13)         3.39      (    0.68)          1.05
                                                            --------      --------     ---------      ---------       --------
      Total from Investment Operations ...................      1.27      (   0.08)         3.50      (    0.66)          1.03
                                                            --------      --------     ---------      ---------       --------

  Less Distributions:
    Dividends from Net Investment Income .................  (   0.04)     (   0.01)    (    0.05)     (    0.02)      (   0.00)(4)
    Distributions from Net Realized Gain on
      Investments Sold ...................................        --      (   0.64)    (    0.01)            --             --
                                                            --------      --------     ---------      ---------       --------
      Total Distributions ................................  (   0.04)     (   0.65)    (    0.06)     (    0.02)          0.00
                                                            --------      --------     ---------      ---------       --------
  Net Asset Value, End of Period .........................  $  11.23      $  10.50     $   13.44      $    9.32       $  10.35
                                                            ========      ========     =========      =========       ========
  Total Investment Return at Net Asset Value (5) .........     12.75%(7)  (   0.54%)       35.05%(7)  (    6.62%)(7)     11.06%
  Total Adjusted Investment Return at Net Asset
    Value (5,6) ..........................................     12.07%(7)  (   1.43%)       34.71%(7)  (    8.05%)(7)      9.34%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............  $  2,267      $  3,792     $  18,465      $     975       $  3,841
  Ratio of Expenses to Average Net Assets ................      1.15%(8)      1.15%         1.05%(8)       1.00%(8)       1.00%
  Ratio of Adjusted Expenses to Average Net Assets (9) ...      3.13%(8)      2.04%         1.39%(8)       5.19%(8)       2.72%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets ...........................................      2.03%(8)      0.43%         1.32%(8)       0.62%(8)   (   0.16%)
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (9) ...............................      0.05%(8)  (   0.46%)        0.98%(8)  (    3.57%)(8)  (   1.88%)
  Portfolio Turnover Rate ................................        14%          273%           11%            31%            79%
  Fee Reduction Per Share (3) ............................  $   0.07      $   0.10     $    0.03      $    0.14       $   0.17
  Average Brokerage Commission Rate (10) .................  $ 0.0162      $ 0.0221     $  0.0696      $  0.0694       $ 0.0687

(1)   Commenced operations on August 29, 1996.
(2)   Commenced operations on April 30, 1997.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Less than $0.01 per share.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7)   Not annualized.
(8)   Annualized.
(9)   Unreimbursed, without fee reduction.
(10)  Per portfolio share traded.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                       V.A. GROWTH FUND             V.A. INDEPENDENCE EQUITY FUND
                                                                 -----------------------------      -----------------------------
                                                                   PERIOD            YEAR           PERIOD              YEAR
                                                                    ENDED            ENDED           ENDED              ENDED
                                                                 DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                    1996(1)            1997          1996(1)             1997
                                                                   ---------         ---------      ---------         ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................  $   10.00         $    9.39      $   10.00         $   11.11
                                                                   ---------         ---------      ---------         ---------
  Net Investment Income (Loss) (2) ..............................  (    0.01)        (    0.04)          0.06              0.16
  Net Realized and Unrealized Gain (Loss) on Investments ........  (    0.60)             1.38           1.12              3.23
                                                                   ---------         ---------      ---------         ---------
      Total from Investment Operations ..........................  (    0.61)             1.34           1.18              3.39
                                                                   ---------         ---------      ---------         ---------

  Less Distributions:
    Dividends from Net Investment Income ........................         --                --      (    0.06)        (    0.14)
    Distributions from Net Realized Gain on
      Investments Sold ..........................................         --                --      (    0.01)        (    0.25)
                                                                   ---------         ---------      ---------         ---------
      Total Distributions .......................................         --                --      (    0.07)        (    0.39)
                                                                   ---------         ---------      ---------         ---------
  Net Asset Value, End of Period ................................  $    9.39         $   10.73      $   11.11         $   14.11
                                                                   =========         =========      =========         =========
  Total Investment Return at Net Asset Value (3) ................  (    6.10%)(5)        14.27%         11.78%(5)         30.68%
  Total Adjusted Investment Return at Net Asset
    Value (3,4)                                                    (    7.39%)(5)        12.90%         10.66%(5)         30.04%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................  $     994         $   3,733      $   1,149         $   8,719
  Ratio of Expenses to Average Net Assets .......................       1.00%(6)          1.00%          0.95%(6)          0.95%
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........       4.76%(6)          2.37%          4.23%(6)          1.59%
  Ratio of Net Investment Income (Loss) to Average Net Assets ...  (    0.23%)(6)    (    0.39%)         1.60%(6)          1.24%
  Ratio of Adjusted Net Investment Income (Loss) to Average
    Net Assets (7) ..............................................  (    3.99%)(6)    (    1.76%)    (    1.68%)(6)         0.60%
  Portfolio Turnover Rate .......................................         68%              136%            24%               53%
  Fee Reduction Per Share (2) ...................................  $    0.13         $    0.13      $    0.12         $    0.08
  Average Brokerage Commission Rate (8) .........................  $  0.0691         $  0.0694      $  0.0210         $  0.0249

(1)   Commenced operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Per portfolio share traded.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                     V.A. 500 INDEX FUND           V.A. SOVEREIGN INVESTORS FUND
                                                                -----------------------------      -----------------------------
                                                                   PERIOD            YEAR           PERIOD              YEAR
                                                                    ENDED            ENDED           ENDED              ENDED
                                                                 DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                    1996(1)            1997          1996(1)             1997
                                                                   ---------         ---------      ---------         ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................  $      10.00       $      10.44    $      10.00       $      10.74
                                                             ------------       ------------    ------------       ------------
  Net Investment Income (2) ...............................          0.17               0.30            0.07               0.22
  Net Realized and Unrealized Gain on Investments and
    Financial Futures Contracts ...........................          0.98               2.72            0.76               2.82
                                                             ------------       ------------    ------------       ------------
      Total from Investment Operations ....................          1.15               3.02            0.83               3.04
                                                             ------------       ------------    ------------       ------------

  Less Distributions:
    Dividends from Net Investment Income ..................  (       0.16)      (       0.30)   (       0.07)      (       0.18)
    Distributions from Net Realized Gain on
      Investments Sold ....................................  (       0.55)      (       0.54)   (       0.02)      (       0.01)
                                                             ------------       ------------    ------------       ------------
      Total Distributions .................................  (       0.71)      (       0.84)   (       0.09)      (       0.19)
                                                             ------------       ------------    ------------       ------------
  Net Asset Value, End of Period ..........................  $      10.44       $      12.62    $      10.74       $      13.59
                                                             ============       ============    ============       ============
  Total Investment Return at Net Asset Value (3) ..........         11.49%(5)          29.51%           8.30%(5)          28.43%
  Total Adjusted Investment Return at Net
    Asset Value (3,4) .....................................         11.25%(5)          29.27%           7.30%(5)          28.12%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................  $      4,049       $     20,008    $      1,111       $     12,187
  Ratio of Expenses to Average Net Assets .................          0.60%(6)           0.36%           0.85%(6)           0.85%
  Ratio of Adjusted Expenses to Average Net Assets (7) ....          1.31%(6)           0.60%           3.78%(6)           1.16%
  Ratio of Net Investment Income to Average Net Assets ....          4.57%(6)           2.45%           1.90%(6)           1.81%
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (7) ................................          3.86%(6)           2.21%   (       1.03%)(6)          1.50%
  Portfolio Turnover Rate .................................            --                  9%             17%                11%
  Fee Reduction Per Share (2) .............................  $       0.03       $       0.03    $       0.11       $       0.04
  Average Brokerage Commission Rate (8) ...................  $     0.0500       $     0.0357    $     0.0235       $     0.0700

(1)   Commenced operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Per portfolio share traded.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                     V.A. WORLD BOND FUND           V.A. STRATEGIC INCOME FUND
                                                                -----------------------------      -----------------------------
                                                                   PERIOD            YEAR           PERIOD              YEAR
                                                                    ENDED            ENDED           ENDED              ENDED
                                                                 DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                    1996(1)            1997          1996(1)             1997
                                                                   ---------         ---------      ---------         ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................  $   10.00       $  10.20       $   10.00           $   10.30
                                                                  ---------       --------       ---------           ---------
  Net Investment Income (2) ....................................       0.20           0.59            0.27                0.91
  Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions ..........................       0.20       (   0.46)           0.36                0.26
                                                                  ---------       --------       ---------           ---------
      Total from Investment Operations .........................       0.40           0.13            0.63                1.17
                                                                  ---------       --------       ---------           ---------

  Less Distributions:
    Dividends from Net Investment Income .......................  (    0.20)      (   0.21)      (    0.27)          (    0.91)
    Distributions in Excess of Net Investment Income ...........         --       (   0.09)             --                  --
    Tax Return of Capital ......................................         --       (   0.29)             --                  --
    Distributions from Net Realized Gain on Investments Sold ...         --             --       (    0.06)          (    0.09)
                                                                  ---------       --------       ---------           ---------
      Total Distributions ......................................  (    0.20)      (   0.59)      (    0.33)          (    1.00)
                                                                  ---------       --------       ---------           ---------
  Net Asset Value, End of Period ...............................  $   10.20       $   9.74       $   10.30           $   10.47
                                                                  =========       ========       =========           =========
  Total Investment Return at Net Asset Value (3) ...............       4.05%(5)       1.37%           6.45%(5)           11.77%
  Total Adjusted Investment Return at Net Asset Value (3,4) ....       3.30%(5)       0.07%           5.96%(5)           11.25%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................  $   2,083       $  2,303       $   2,131           $   5,540
  Ratio of Expenses to Average Net Assets ......................       1.00%(6)       1.00%           0.85%(6)            0.85%
  Ratio of Adjusted Expenses to Average Net Assets (7) .........       3.19%(6)       2.30%           2.28%(6)            1.37%
  Ratio of Net Investment Income to Average Net Assets .........       5.83%(6)       5.98%           7.89%(6)            8.77%
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (7) ............................................        3.64%(6)       4.68%           6.46%(6)            8.25%
  Portfolio Turnover Rate ......................................         30%           176%             73%                110%
  Fee Reduction Per Share (2) ..................................  $    0.08       $   0.13       $    0.05           $    0.05

(1)   Commenced operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                   V.A. SOVEREIGN BOND FUND           V.A. MONEY MARKET FUND
                                                                -----------------------------      -----------------------------
                                                                   PERIOD            YEAR           PERIOD              YEAR
                                                                    ENDED            ENDED           ENDED              ENDED
                                                                 DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                    1996(1)            1997          1996(1)             1997
                                                                   ---------         ---------      ---------         ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................... $   10.00       $   10.19      $       1.00       $       1.00
                                                                  ---------       ---------      ------------       ------------
  Net Investment Income (2) .....................................      0.23            0.68              0.02               0.05
  Net Realized and Unrealized Gain on Investments ...............      0.21            0.24                --                 --
                                                                  ---------       ---------      ------------       ------------
      Total from Investment Operations ..........................      0.44            0.92              0.02               0.05
                                                                  ---------       ---------      ------------       ------------

  Less Distributions:
    Dividends from Net Investment Income ........................ (    0.23)      (    0.68)     (       0.02)      (       0.05)
    Distributions from Net Realized Gain on Investments Sold .... (    0.02)      (    0.07)               --                 --
                                                                  ---------       ---------      ------------       ------------
      Total Distributions ....................................... (    0.25)      (    0.75)     (       0.02)      (       0.05)
                                                                  ---------       ---------      ------------       ------------
  Net Asset Value, End of Period ................................ $   10.19       $   10.36      $       1.00       $       1.00
                                                                  =========       =========      ============       ============
  Total Investment Return at Net Asset Value (3) ................      4.42%(5)        9.30%             1.61%(5)           4.88%
  Total Adjusted Investment Return at Net Asset Value (3,4) .....      3.25%(5)        7.52%     (       7.55%)(5)          4.36%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................... $   1,056       $   3,682      $        207       $      8,377
  Ratio of Expenses to Average Net Assets .......................      0.75%(6)        0.75%             0.75%(6)           0.75%
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........      4.15%(6)        2.53%            27.48%(6)           1.27%
  Ratio of Net Investment Income to Average Net Assets ..........      6.69%(6)        6.57%             4.68%(6)           4.86%
  Ratio of Adjusted Net Investment Income (Loss) to Average
    Net Assets (7) ..............................................      3.29%(6)        4.79%     (      22.05%)(6)          4.34%
  Portfolio Turnover Rate .......................................        45%            193%               --                 --
  Fee Reduction Per Share (2) ................................... $    0.12       $    0.18      $       0.08       $       0.00(8)

(1)   Commenced operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Australia (3.09%)
 Normandy Mining Ltd. (Metal) ..........................    120,600  $   117,116
                                                                     -----------
Brazil (4.54%)
 Centrais Electricas Brasileiras S/A, American
  Depository Receipt (ADR) (Utilities) ...................    3,100       77,081
 Companhia Paranaense de Energia-Copel
  (ADR) (Utilities) ......................................    1,600       21,900
 Telecomunicacoes Brasileiras S/A (ADR)
  (Telecommunications) ...................................      630       73,356
                                                                     -----------
                                                                         172,337
                                                                     -----------
Canada (6.57%)
 Royal Bank of Canada (Banks - Foreign) .................     2,585      137,005
 Toronto-Dominion Bank (Banks - Foreign) ................     2,978      112,233
                                                                     -----------
                                                                         249,238
                                                                     -----------
Chile (0.32%)
 Maderas y Sinteticos SA (ADR) (Building) ...............     1,300       12,350
                                                                     -----------
France (6.33%)
 Axa-UAP SA (Insurance) .................................       840       64,998
 Carrefour SA (Retail) ..................................       170       88,693
 France Telecom SA (ADR)
  (Telecommunications)* ..................................    2,400       86,400
                                                                     -----------
                                                                         240,091
                                                                     -----------
Germany (4.24%)
 Bayerische Motoren Werke AG
  (Automobile Trucks) ....................................       40      104,672
 Volkswagen AG (Automobile / Trucks) ....................       100       56,255
                                                                     -----------
                                                                         160,927
                                                                     -----------
Hong Kong (4.74%)
 China Resources Enterprise Ltd.
  (Real Estate Operations) ...............................   28,000       62,511
 Hutchison Whampoa Ltd.
  (Diversified Operations) ...............................   12,000       75,261
 Sun Hung Kai Properties Ltd.
  (Real Estate Operations) ...............................    6,000       41,812
                                                                     -----------
                                                                         179,584
                                                                     -----------
India (1.72%)
 Reliance Industries Ltd. Global Depository
  Receipt (GDR) (Diversified Operations) (R) .............    1,900       16,340
 Reliance Industries Ltd. (GDR) (Diversified
  Operations)* ...........................................    1,650       14,190

The Schedule of Investments is a complete list of all securities owned by the V.A. International Fund on December 31, 1997. It's divided into three main categories: common stocks, preferred stock and short-term investments. Common stocks and preferred stock are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

India (continued)
 State Bank of India (GDR) (Banks - Foreign) ............     1,900  $    34,580
                                                                     -----------
                                                                          65,110
                                                                     -----------
Ireland (4.95%)
 Allied Irish Banks PLC (ADR) (Banks - Foreign) .........     3,234      187,572
                                                                     -----------
Japan (9.00%)
 Ito-Yokado Co., Ltd. (Retail) ..........................     2,000      101,861
 Sony Corp. (Electronics) ...............................     1,000       88,841
 TDK Corp. (Electronics) ................................     2,000      150,724
                                                                     -----------
                                                                         341,426
                                                                     -----------
Mexico (3.66%)
 Grupo Industrial Maseca SA de CV
  (ADR) (Food) ...........................................    2,000       31,000
 Panamerican Beverages, Inc. (Beverages) ................     3,300      107,662
                                                                     -----------
                                                                         138,662
                                                                     -----------
Netherlands (7.71%)
 ABN Amro Holdings NV (ADR)
  (Banks - Foreign) ......................................    5,254      102,453
 ING Groep NV (ADR) (Banks - Foreign) ...................     3,130      132,438
  Ispat International NV (Steel)*  .......................    2,665       57,631
                                                                     -----------
                                                                         292,522
                                                                     -----------
Norway (0.23%)
 Saga Petroleum ASA (Oil & Gas) .........................       500        8,598
                                                                     -----------
Singapore (1.60%)
 NatSteel Ltd. (Steel) ..................................    19,000       25,702
 Oversea-Chinese Banking Corp., Ltd. ....................
  (Banks - Foreign) .......................................   6,000       34,886
                                                                     -----------
                                                                          60,588
                                                                     -----------
Sweden (3.73%)
 Investor AB (Diversified Operations) ...................     2,795      136,232
 Nordbanken Holding AB (Banks - Foreign)* ...............       900        5,089
                                                                     -----------
                                                                         141,321
                                                                     -----------
Switzerland (7.03%)
 Novartis AG (Medical) ..................................        85      137,866
 Zurich Versicherungs-Gesellschaft
  (Insurance) .............................................     270      128,607
                                                                     -----------
                                                                         266,473
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

United Kingdom (14.43%)
 EMAP PLC (Media) .......................................    6,000   $    89,286
 Marks & Spencer PLC (Retail) ...........................    7,500        74,170
 Northern Rock PLC (Banks - Foreign)* ...................   10,000        98,057
 Pearson PLC (Media) ....................................    8,000       103,937
 Regal Hotel Group PLC (Leisure)  .......................  100,000        73,913
 Royal & Sun Alliance Insurance Group PLC
  (Insurance) ............................................   7,085        71,336
 Royal Bank of Scotland Group PLC
  (Banks - Foreign) ......................................   2,860        36,462
                                                                     -----------
                                                                         547,161
                                                                     -----------
United States (2.04%)
 Carnival Corp. (Class A) (Leisure) .....................    1,400        77,525
                                                                     -----------
                                     TOTAL COMMON STOCKS
                                       (Cost $3,249,269)  (  85.93%)   3,258,601
                                                          --------   -----------

PREFERRED STOCK
Brazil (3.39%)
 Compania Riograndense de
  Telecomunicaciones SA
  (Telecommunications) ................................... 104,224       128,406
                                                                     -----------
                                   TOTAL PREFERRED STOCK
                                          (Cost $152,131) (   3.39%)     128,406
                                                          --------   -----------
                       TOTAL COMMON AND PREFERRED STOCKS
                                        (Cost $3,401,400) (  89.32%)   3,387,007
                                                          --------   -----------

                                           INTEREST      PAR VALUE
                                             RATE      (000s OMITTED)
                                             ----      --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.10%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 11.25% Due 02-15-15
   and 9.25% Due 02-15-16) -
   Note A.................................  6.60%            $345        345,000
                                                                     -----------
                           TOTAL SHORT-TERM INVESTMENTS  (   9.10%)      345,000
                                                          -------    -----------
                                      TOTAL INVESTMENTS  (  98.42%)    3,732,007
                                                          -------    -----------
                      OTHER ASSETS AND LIABILITIES, NET  (   1.58%)       59,997
                                                          -------    -----------
                                       TOTAL NET ASSETS  ( 100.00%)  $ 3,792,004
                                                          =======    ===========

Industry Diversification

--------------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at December 31, 1997 assigned to the various investment categories.

                                              MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                          AS A % OF FUND NET ASSETS
---------------------                          -------------------------

  Automobile/Trucks........................              4.24%
  Banks - Foreign..........................             23.23
  Beverages................................              2.84
  Building.................................              0.32
  Diversified Operations...................              6.38
  Electronics..............................              6.32
  Food.....................................              0.82
  Insurance................................              6.99
  Leisure..................................              3.99
  Media....................................              5.09
  Medical..................................              3.64
  Metal....................................              3.09
  Oil & Gas................................              0.23
  Real Estate Operations...................              2.75
  Retail...................................              6.98
  Steel....................................              2.20
  Telecommunications.......................              7.60
  Utilities................................              2.61
  Short-Term Investments...................              9.10
                                                        -----
                          TOTAL INVESTMENTS             98.42%
                                                        =====

  * Non-income producing security.

(R) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $16,340 or 0.43% of the Fund's net assets, as of December 31, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund

Schedule of Investments
December 31, 1997

--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Banks - Foreign (7.89%)
 Allied Irish Banks PLC, (American
  Depository Receipt), (ADR) (Ireland) .................     7,500      $435,000
 ING Groep N.V. (ADR) (Netherlands) .....................    4,174       176,612
 Nordbanken Holding AB * (Sweden) .......................    4,200        23,767
 Royal Bank of Canada (Canada) ..........................   15,500       821,500
                                                                     -----------
                                                                       1,456,879
                                                                     -----------
Banks - Money Center (4.15%)
 Chase Manhattan Corp. ..................................    7,000       766,500
                                                                     -----------
Banks - Southeast (2.86%)
 First Tennessee National Corp. .........................    7,900       527,325
                                                                     -----------
Banks - Super Regional (7.10%)
 BankBoston Corp. .......................................    8,200       770,287
 Norwest Corp. ..........................................   14,000       540,750
                                                                     -----------
                                                                       1,311,037
                                                                     -----------
Banks - West (2.71%)
 Westamerica Bancorp ....................................    4,900       501,025
                                                                     -----------
Broker Services (13.77%)
 Edwards (A.G.), Inc. ...................................   22,250       884,437
 Friedman, Billings, Ramsey Group, Inc.
  (Class A) * ............................................   2,000        35,875
 Legg Mason, Inc. .......................................   14,166       792,411
 McDonald & Co., Investments ............................   12,600       357,525
 Morgan Stanley, Dean Witter, Discover & Co. ............    8,000       473,000
                                                                     -----------
                                                                       2,543,248
                                                                     -----------
Computer - Services (4.34%)
 Fiserv, Inc.* ..........................................   16,300       800,737
                                                                     -----------
Finance - Consumer Loan (6.70%)
 American Express Co. ...................................    8,500       758,625
 Imperial Credit Industries, Inc.* ......................    7,200       147,600
 MBNA Corp. .............................................    9,650       263,566
 New Century Financial Corp. * ..........................    6,500        66,625
                                                                     -----------
                                                                       1,236,416
                                                                     -----------
Finance - Investment Management (8.75%)
 Affiliated Managers Group, Inc. * ......................    1,500        43,500
 Conning Corp. * ........................................    1,500        25,125
 Franklin Resources, Inc. ...............................    8,400       730,275
 Price (T. Rowe) Associates, Inc. .......................   13,000       817,375
                                                                     -----------
                                                                       1,616,275
                                                                     -----------

The Schedule of Investments is a complete list of all securities owned by the V.A. Financial Industries Fund on December 31, 1997. It's divided into three main categories: common stocks, right and short-term investments. Common stocks and right are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Finance - Savings & Loan (0.96%)
 InterWest Bancorp, Inc. ................................    4,700   $   177,425
                                                                     -----------
Finance - SBIC & Commercial (0.70%)
 CIT Group, Inc. (The) (Class A) * ......................    4,000       129,000
                                                                     -----------
Insurance - Accident & Health (2.89%)
 Provident Cos., Inc. ...................................   13,000       502,125
 Summit Holdings Southeast, Inc. * ......................    1,400        31,325
                                                                     -----------
                                                                        533,450
                                                                     -----------
Insurance - Life (1.67%)
 ARM Financial Group, Inc. (Class A) ....................   11,700       308,588
                                                                     -----------
Insurance - Multi Line (3.00%)
 Allmerica Financial Corp. ..............................   11,100       554,306
                                                                     -----------
Insurance - Property & Casualty (15.20%)
 Aetna, Inc. ............................................    5,500       388,094
 Commerce Group, Inc. ...................................    2,000        65,250
 Donegal Group, Inc. ....................................    5,000       110,625
 Frontier Insurance Group, Inc. .........................    4,800       109,800
 General Re Corp. .......................................    2,000       424,000
 Penn-America Group, Inc. ...............................    4,800        98,400
 RLI Corp. ..............................................    5,000       249,063
 SAFECO Corp. ...........................................   10,500       511,875
 St. Paul Cos., Inc. ....................................    6,600       541,613
 Travelers Property Casualty Corp. (Class A) ............    7,000       308,000
                                                                     -----------
                                                                       2,806,720
                                                                     -----------
REIT - Equity Trust (7.43%)
 Brandywine Realty Trust ................................    8,000       201,000
 Excel Realty Trust, Inc. ...............................    8,000       252,000
 Glenborough Realty Trust, Inc. .........................    1,500        44,437
 Prentiss Properties Trust ..............................    7,200       201,150
 SL Green Realty Corp. ..................................    4,500       116,719
 Spieker Properties, Inc. ...............................   13,000       557,375
                                                                     -----------
                                                                       1,372,681
                                                                     -----------
                                   TOTAL COMMON STOCKS
                                     (Cost $15,087,930)  (  90.12%)   16,641,612
                                                          --------   -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund


                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

RIGHT
Finance - SBIC & Commercial (0.72%)
 Newcourt Credit Group, Inc. ............................    4,000   $   132,213
                                                                     -----------
                                            TOTAL RIGHT
                                         (Cost $130,312)    ( 0.72%)     132,213
                                                          -------    -----------
                           TOTAL COMMON STOCKS AND RIGHT
                                      (Cost $15,218,242)    (90.84%)  16,773,825
                                                          --------   -----------

                                           INTEREST       PAR VALUE
                                             RATE       (000s OMITTED)
                                             ----       --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreements (9.12%)
  Investment in a joint repurchase
   agreement transaction with HSBS
   Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 7.25% thru 13.25%
   due 11-15-08 thru 11-15-16, and
   U.S. Treasury Note 6.50%
   due 04-30-99) - Note A................   6.60%           $1,683     1,683,000
                                                                      ----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...............................                         791
                                                                     -----------
                        TOTAL SHORT-TERM INVESTMENTS       (  9.12%)   1,683,791
                                                           -------   -----------
                                   TOTAL INVESTMENTS       ( 99.96%)  18,457,616
                                                           -------   -----------
                   OTHER ASSETS AND LIABILITIES, NET       (  0.04%)       7,825
                                                           -------   -----------
                                    TOTAL NET ASSETS       (100.00%) $18,465,441
                                                           =======   ===========

* Non-Income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----

COMMON STOCKS
Advertising (2.03%)
  Lamar Advertising Co.* ...............................       900   $    35,775
  Outdoor Systems, Inc.* ...............................       450        17,269
  Princeton Video Image, Inc.* .........................     1,000         9,375
  Universal Outdoor Holdings, Inc.* ....................       300        15,600
                                                                     -----------
                                                                          78,019
                                                                     -----------
Aerospace (0.51%)
  AAR Corp. ............................................       500        19,375
                                                                     -----------
Agricultural Operations (0.59%)
  Scheid Vineyards, Inc. (Class A)* ....................     2,500        22,812
                                                                     -----------
Automobile/Trucks (1.59%)
  Avis Rent A Car, Inc.* ...............................       700        22,356
  Budget Group, Inc. (Class A)* ........................       700        24,194
  Special Devices, Inc.* ...............................       300         8,775
  United Rentals, Inc.* ................................       300         5,794
                                                                     -----------
                                                                          61,119
                                                                     -----------
Beverages (1.16%)
  Beringer Wine Estates Holdings, Inc. (Class B)* ......       400        15,200
  Mondavi (Robert) Corp. (Class A)* ....................       600        29,250
                                                                     -----------
                                                                          44,450
                                                                     -----------
Broker Services (0.77%)
  E*TRADE Group, Inc.* .................................       700        16,100
  Interra Financial, Inc. ..............................       200        13,800
                                                                     -----------
                                                                          29,900
                                                                     -----------
Building (0.61%)
  UNIFAB International, Inc.* ..........................       100         1,925
  Vari-Lite International, Inc.* .......................     1,800        21,487
                                                                     -----------
                                                                          23,412
                                                                     -----------
Business Services - Misc (6.62%)
  Abacus Direct Corp.* .................................       700        28,700
  Caribiner International, Inc.* .......................       500        22,250
  Coinstar, Inc.* ......................................     1,600        14,600
  CORESTAFF, Inc.* .....................................       750        19,875
  Hagler Bailly, Inc.* .................................     1,200        27,000
  Hall, Kinion & Associates, Inc.* .....................       100         2,187
  Mac-Gray Corp.* ......................................     1,400        21,875
  Market Facts, Inc.* ..................................     1,300        21,775
  MAXIMUS, Inc.* .......................................       100         2,419
  On Assignment, Inc.* .................................     1,100        29,150
  Pre-Paid Legal Services, Inc.* .......................       700        23,931

The Schedule of Investments is a complete list of all securities owned by the V.A. Emerging Growth Fund on December 31, 1997. It's divided into three main categories: common stocks, unit and short-term investments. Common stocks and unit are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Business Services - Misc (continued)
  ProBusiness Services, Inc.* ..........................     1,000   $    22,875
  Securacom, Inc.* .....................................     1,800        17,550
                                                                     -----------
                                                                         254,187
                                                                     -----------
Computers (9.01%)
  Advent Software, Inc.* ...............................       700        20,037
  Aris Corp.* ..........................................     1,100        23,100
  Aspect Development, Inc.* ............................       400        20,800
  Box Hill Systems Corp.* ..............................     1,000        10,438
  CBT Group PLC, (American Depository
   Receipt)* (Ireland) .................................       300        24,638
  Concord Communications, Inc.* ........................       100         2,075
  Discreet Logic, Inc.* ................................       700        15,356
  FlexiInternational Software, Inc.* ...................       100         1,550
  Information Management Resources, Inc.* ..............       750        28,125
  JDA Software Group, Inc.* ............................       500        17,500
  National Computer Systems, Inc. ......................       600        21,150
  National Instruments Corp.* ..........................       600        17,400
  Network Appliance, Inc.* .............................     1,200        42,600
  PRT Group, Inc.* .....................................       900        10,237
  SCM Microsystems, Inc.* ..............................       800        19,200
  SPR, Inc.* ...........................................     1,000        17,000
  Symantec Corp.* ......................................     1,300        28,519
  Visio Corp.* .........................................       600        23,025
  Xionics Document Technologies, Inc.* .................       900         3,431
                                                                     -----------
                                                                         346,181
                                                                     -----------
Consumer Products Misc. (0.33%)
  Samsonite Corp.* .....................................       400        12,650
                                                                     -----------
Containers (0.19%)
  Ivex Packaging Corp.* ................................       300         7,200
                                                                     -----------
Electronics (5.35%)
  Aavid Thermal Technologies, Inc.*  ...................       800        19,200
  Aeroflex, Inc.* ......................................     1,600        14,000
  Aseco Corp * .........................................       600         5,118
  ATMI, Inc.* ..........................................       600        14,550
  Aztec Manufacturing Co. ..............................     1,100        15,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Electronics (continued)
 FARO Technologies, Inc.* ...............................    1,000   $    11,625
 Integrated Circuit Systems, Inc.*  .....................      600        17,100
 Level One Communications, Inc.* ........................      600        16,950
 Metromedia Fiber Network, Inc. (Class A)* ..............    1,600        26,600
 MMC Networks, Inc.* ....................................      100         1,700
 PRI Automation, Inc.* ..................................      400        11,550
 Sawtek, Inc.* ..........................................      600        15,825
 SeaMED Corp.* ..........................................    1,300        24,050
 Semtech Corp.* .........................................      300        11,737
                                                                     -----------
                                                                         205,405
                                                                     -----------
Finance (1.92%)
 FIRSTPLUS Financial Group, Inc.* .......................      400        15,350
 LINC Capital, Inc.* ....................................    1,400        27,475
 Medallion Financial Corp. ..............................    1,400        30,800
                                                                     -----------
                                                                          73,625
                                                                     -----------
Food (1.61%)
 American Italian Pasta Co. (Class A)* ..................      900        22,500
 Fine Host Corp.* .......................................      900         9,112
 Suiza Foods Corp.* .....................................      510        30,377
                                                                     -----------
                                                                          61,989
                                                                     -----------
Funeral Services & Related (0.57%)
 Rock of Ages Corp.* ....................................    1,400        21,700
                                                                     -----------
Insurance (3.85%)
 Capital Re Corp. .......................................      200        12,412
 CMAC Investment Corp. ..................................      500        30,188
 ESG Re Ltd.* (Bermuda) .................................      200         4,700
 Hartford Life, Inc. (Class A) ..........................      500        22,656
 Healthcare Recoveries, Inc.* ...........................    1,100        24,475
 Life Re Corp. ..........................................      500        32,594
 Western National Corp. .................................      700        20,737
                                                                     -----------
                                                                         147,762
                                                                     -----------
Lasers - Systems / Components (0.36%)
 General Scanning, Inc.* ................................      800        13,800
                                                                     -----------
Leasing Companies (0.74%)
 Rollins Truck Leasing Corp. ............................    1,600        28,600
                                                                     -----------
Leisure (3.66%)
 Ballantyne of Omaha, Inc.* .............................    1,500        27,000
 Cinar Films, Inc. (Class B)* (Canada) ..................      700        27,213
 GameTech International Inc.* ...........................      900         9,675
 Premier Parks, Inc.* ...................................      700        28,350
 Silverleaf Resorts, Inc.* ..............................    1,100        26,950
 Travel Services International, Inc.* ...................      900        21,375
                                                                     -----------
                                                                         140,563
                                                                     -----------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Machinery (1.51%)
 Applied Power Inc. (Class A) ...........................      400   $    27,600
 Gardner Denver Machinery, Inc.* ........................    1,200        30,375
                                                                     -----------
                                                                          57,975
                                                                     -----------
Media (3.07%)
 Central Newspapers, Inc. (Class A) .....................      300        22,181
 CMP Media, Inc. (Class A)* .............................      600        10,350
 Heftel Broadcasting Corp. (Class A)* ...................      800        37,400
 Jacor Communications, Inc.* ............................      200        10,625
 Network Event Theater, Inc.* ...........................    3,000        14,250
 Petersen Cos., Inc. (The) (Class A)* ...................      100         2,300
 Univision Communications, Inc. (Class A)* ..............      300        20,944
                                                                     -----------
                                                                         118,050
                                                                     -----------
Medical (11.57%)
 Affymetrix, Inc.* ......................................      800        24,900
 American Healthcorp, Inc.* .............................    1,800        12,600
 Amsurg Corp. (Class A)* ................................      165         1,238
 Amsurg Corp. (Class B)* ................................    1,068         8,277
 Andrx Corp.* ...........................................      800        27,400
 ESC Medical Systems Ltd.* (Israel) .....................      500        19,375
 Health Care & Retirement Corp.* ........................      500        20,125
 Incyte Pharmaceuticals, Inc.* ..........................      600        27,000
 Mentor Corp. ...........................................      800        29,200
 MiniMed, Inc.* .........................................      700        27,213
 Monarch Dental Corp.* ..................................    1,000        13,250
 Myriad Genetics, Inc.* .................................      700        16,975
 Ocular Sciences, Inc.* .................................      900        23,625
 PAREXEL International Corp.* ...........................      700        25,900
 PathoGenesis Corp.* ....................................      600        22,275
 Perclose, Inc.* ........................................      700        13,475
 Protein Design Labs, Inc.* .............................      400        16,000
 Sano Corp.* ............................................      600        19,875
 SONUS Pharmaceuticals, Inc.* ...........................      700        23,188
 Sunrise Assisted Living, Inc.* .........................      700        30,187
 Universal Health Services, Inc. (Class B)* .............      300        15,112
 Wesley Jessen VisionCare, Inc.* ........................      700        27,300
                                                                     -----------
                                                                         444,490
                                                                     -----------
Metal (0.49%)
 Maverick Tube Corp.* ...................................      700        17,719
 Prudential Steel Ltd. (Canada) .........................      100           978
                                                                     -----------
                                                                          18,697
                                                                     -----------
Office (0.52%)
 Shelby Williams Industries, Inc. .......................    1,200        19,800
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Oil & Gas (5.18%)
 Brown (Tom) Inc.* ......................................      900   $    17,325
 Core Laboratories N.V.* (Netherlands) ..................      600        10,838
 Dawson Production Services, Inc.*  .....................      700        12,162
 Dril-Quip, Inc.* .......................................      100         3,513
 Eagle Geophysical, Inc.* ...............................      900        11,700
 IRI International Corp.* ...............................      200         2,800
 Key Energy Group, Inc.* ................................      700        15,181
 National-Oilwell, Inc.* ................................      700        23,931
 Ocean Energy, Inc.* ....................................      300        14,794
 Precision Drilling Corp.* (Canada) .....................      700        17,062
 Pride International, Inc.* .............................      600        15,150
 Santa Fe Energy Resources, Inc.* .......................    1,900        21,375
 Stone Energy Corp.* ....................................      600        20,100
 TransCoastal Marine Services, Inc.* ....................      100         1,425
 Vintage Petroleum, Inc. ................................      600        11,400
                                                                     -----------
                                                                         198,756
                                                                     -----------
Pollution Control (4.83%)
 American Disposal Services, Inc.*  .....................      700        25,550
 Eastern Environmental Services, Inc.* ..................      800        17,600
 Innovative Valve Technologies, Inc.* ...................    1,400        28,350
 ITEQ, Inc.* ............................................    2,800        32,200
 Newpark Resources, Inc.* ...............................    1,800        31,500
 Philip Services Corp.* (Canada) ........................    2,100        30,188
 Superior Services, Inc.* ...............................      700        20,213
                                                                     -----------
                                                                         185,601
                                                                     -----------
Printing - Commercial (0.47%)
 Mail-Well, Inc.* .......................................      450        18,225
                                                                     -----------
Real Estate Investment Trust (3.01%)
 Arden Realty Group, Inc. ...............................      800        24,600
 Crescent Real Estate Equities Co. ......................      400        15,750
 Equity Office Properties Trust .........................      563        17,754
 Glenborough Realty Trust, Inc. .........................    1,000        29,625
 Mack-Cali Realty Corp. .................................      400        16,400
 Starwood Lodging Trust .................................      200        11,575
                                                                     -----------
                                                                         115,704
                                                                     -----------
Retail (12.34%)
 Abercrombie & Fitch Co.* ...............................      800        25,000
 Arbor Drugs, Inc. ......................................    1,200        22,200
 Big Dog Holdings, Inc.* ................................    1,200         6,750
 Brylane Inc.* ..........................................      500        24,625
 CKE Restaurants, Inc. ..................................      500        21,063
 Concepts Direct, Inc.* .................................      800        16,800
 Cost Plus, Inc.* .......................................      800        23,200

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Retail (continued)
 Dominick's Supermarkets, Inc.* .........................      700   $    25,550
 Famous Dave's of America, Inc.* ........................    1,100         9,830
 Fresh America Corp.* ...................................      800        15,400
 Furniture Brands International, Inc.* ..................    1,200        24,600
 Genovese Drug Stores, Inc. (Class A) ...................      660        11,303
 Hibbett Sporting Goods, Inc.* ..........................    1,000        22,000
 Il Fornaio (America) Corp.* ............................    1,000        14,875
 Keystone Automotive Industries, Inc.* ..................    1,000        23,750
 Linens `N Things, Inc.* ................................      500        21,813
 Meadowcraft, Inc. ......................................      800         9,400
 99 Cents Only Stores* ..................................      975        28,763
 Peapod, Inc.* ..........................................    1,700        11,050
 Proffitt's, Inc.* ......................................      800        22,750
 Quality Food Centers, Inc.* ............................      500        33,500
 Rainforest Cafe, Inc.* .................................      600        19,800
 Stage Stores, Inc.* ....................................      600        22,425
 Track `n Trail Inc.* ...................................    1,600        14,200
 U.S.A. Floral Products, Inc.* ..........................      100         1,575
 White Cap Industries, Inc.* ............................      100         1,862
                                                                     -----------
                                                                         474,084
                                                                     -----------
Schools/Education (1.31%)
 EduTrek International, Inc. (Class A)* .................      700        18,200
 ITI Education Corp.* (Canada) ..........................    2,000        12,159
 Strayer Education, Inc. ................................      600        19,800
                                                                     -----------
                                                                          50,159
                                                                     -----------
Shoes & Related Apparel (0.41%)
 Wolverine World Wide, Inc. .............................      700        15,838
                                                                     -----------
Telecommunications (2.87%)
 Comverse Technology, Inc.* .............................      500        19,500
 Innova Corp.* ..........................................    1,200        18,300
 MRV Communications, Inc.* ..............................      700        16,713
 REMEC, Inc.* ...........................................      950        21,375
 Tel-Save Holdings, Inc.* ...............................      600        11,925
 WinStar Communications, Inc.* ..........................      900        22,443
                                                                     -----------
                                                                         110,256
                                                                     -----------
Textile (1.80%)
 Culp, Inc. .............................................    1,200        24,000
 Cutter & Buck, Inc.* ...................................    1,300        24,213
 Tefron Ltd.* (Israel) ..................................      900        20,700
                                                                     -----------
                                                                          68,913
                                                                     -----------
Transport (3.40%)
 C.H. Robinson Worldwide, Inc. ..........................    1,100        24,613
 Carey International, Inc.* .............................    1,000        15,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Transport (continued)
 Eagle USA Airfreight, Inc.* ............................     600    $    17,100
 Jevic Transportation, Inc.* ............................   1,500         24,188
 MotivePower Industries, Inc.* ..........................   1,100         25,575
 Simon Transportation Services Inc.* ....................   1,000         24,000
                                                                     -----------
                                                                         130,601
                                                                     -----------
                                   TOTAL COMMON STOCKS
                                     (Cost $3,298,160)     (94.25%)    3,619,898
                                                          -------    -----------

UNIT
Real Estate Investment Trust (0.47%)
 Hanover Capital Mortgage Holdings, Inc.* ...............   1,100         18,150
                                                                     -----------
                                            TOTAL UNIT
                                        (Cost $16,500)     ( 0.47%)       18,150
                                                          -------    -----------
                          TOTAL COMMON STOCKS AND UNIT
                                     (Cost $3,314,660)     (94.72%)    3,638,048
                                                          -------    -----------

                                        INTEREST         PAR VALUE      MARKET
ISSUER, DESCRIPTION                       RATE         (000s OMITTED)    VALUE
-------------------                       ----         --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.78%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. -
   Dated 12-31-97, Due 01-02-98
   (Secured by U.S. Treasury Bonds
   7.25% thru 13.25% Due 11-15-08 thru
   11-15-16, and U.S. Treasury Note
   6.50% due 04-30-99 - Note A            6.60%             $222    $   222,000
                                                                    -----------

Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...............                                        292
                                                                    -----------
                           TOTAL SHORT-TERM INVESTMENTS  (  5.79%)      222,292
                                                         -------    -----------
                                      TOTAL INVESTMENTS  (100.51%)    3,860,340
                                                         -------    -----------
                      OTHER ASSETS AND LIABILITIES, NET  (  0.51%)  (    19,529)
                                                         -------    -----------
                                       TOTAL NET ASSETS  (   100%)  $ 3,840,811
                                                         =======    ===========

* Non-income producing security
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Declaration Trust -- V.A. Growth Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Advertising (1.90%)
 Outdoor Systems, Inc.* .................................    1,850   $    70,994
                                                                     -----------
Beverages (1.71%)
 Beringer Wine Estates Holdings, Inc. (Class B)* ........      400        15,200
 Mondavi (Robert) Corp. (Class A)*  .....................    1,000        48,750
                                                                     -----------
                                                                          63,950
                                                                     -----------
Commercial Services (3.03%)
 Corrections Corporation of America* ....................    1,700        63,006
 EduTrek International, Inc. (Class A)* .................      200         5,200
 Market Facts, Inc. .....................................      400         6,700
 Securacom, Inc.* .......................................    3,900        38,025
                                                                     -----------
                                                                         112,931
                                                                     -----------
Computers (19.38%)
 Advantage Learning Systems, Inc.*  .....................      100         2,137
 America Online, Inc.* ..................................      700        62,431
 BMC Software, Inc.* ....................................      900        59,063
 CBT Group Plc, American
  Depository Receipt (Ireland)* ..........................     800        65,700
 Discreet Logic, Inc.* ..................................    2,000        43,875
 E*TRADE Group, Inc.* ...................................    1,500        34,500
 Edwards (J.D.) & Co.* ..................................    1,100        32,450
 EMC Corp.* .............................................    1,400        38,413
 HBO & Co. ..............................................    1,200        57,600
 Iomega Corp.* ..........................................    4,400        54,725
 Network Appliance, Inc.* ...............................    2,600        92,300
 SCM Microsystems, Inc.* ................................      100         2,400
 Security Dynamics Technologies, Inc.* ..................    1,800        64,350
 SPR Inc.* ..............................................      100         1,700
 Symantec Corp.* ........................................    3,000        65,813
 Visio Corp.* ...........................................    1,200        46,050
                                                                     -----------
                                                                         723,507
                                                                     -----------
Electronics (6.13%)
 ATMI, Inc.* ............................................    1,600        38,800
 General Scanning, Inc.* ................................      100         1,725
 Level One Communications, Inc.* ........................    1,250        35,313
 Metromedia Fiber Network, Inc. (Class A)* ..............    3,800        63,175
 Semtech Corp.* .........................................    1,000        39,125
 Teradyne, Inc.* ........................................      400        12,800
 Vitesse Semiconductor Corp.* ...........................    1,000        37,750
                                                                     -----------
                                                                         228,688
                                                                     -----------
Finance (2.09%)
 FIRSTPLUS Financial Group, Inc.* .......................      600        23,025

The Schedule of Investments is a complete list of all securities owned by the V.
A. Growth Fund on December 31, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Finance (continued)
 Medallion Financial Corp. ..............................    2,500   $    55,000
                                                                     -----------
                                                                          78,025
                                                                     -----------
Food (1.90%)
 Suiza Foods Corp.* .....................................    1,190        70,879
                                                                     -----------
Insurance (2.58%)
 Ace, Ltd. (Bermuda) ....................................      500        48,250
 Progressive Corp. ......................................      400        47,950
                                                                     -----------
                                                                          96,200
                                                                     -----------
Leisure (3.78%)
 Carnival Corp. (Class A) ...............................    1,300        71,987
 Royal Caribbean Cruises Ltd. ...........................    1,300        69,306
                                                                     -----------
                                                                         141,293
                                                                     -----------
Machinery (1.42%)
 Gardner Denver Machinery, Inc.* ........................    2,100        53,156
                                                                     -----------
Media (8.29%)
 Central Newspapers, Inc. (Class A) .....................    1,100        81,331
 Clear Channel Communications, Inc.* ....................      900        71,494
 Heftel Broadcasting Corp. (Class A)* ...................    1,600        74,800
 Jacor Communications, Inc.* ............................    1,500        79,687
 Petersen Companies, Inc. (The) (Class A)* ..............      100         2,300
                                                                     -----------
                                                                         309,612
                                                                     -----------
Medical (7.56%)
 Health Care & Retirement Corp.* ........................    1,400        56,350
 Health Management Associates, Inc. (Class A)* ..........    2,250        56,813
 Sunrise Assisted Living, Inc.* .........................    1,500        64,687
 Warner-Lambert Co. .....................................      400        49,600
 Wesley Jessen VisionCare, Inc.* ........................    1,400        54,600
                                                                     -----------
                                                                         282,050
                                                                     -----------
Office (1.58%)
 HON INDUSTRIES, Inc. ...................................    1,000        59,000
                                                                     -----------
Oil & Gas (7.21%)
 ENSCO International, Inc. ..............................    1,500        50,250
 EVI, Inc.* .............................................      600        31,050
 Falcon Drilling Company, Inc.* .........................    1,600        56,100
 IRI International Corp.* ...............................      200         2,800
 Marine Drilling Companies, Inc.* .......................    1,600        33,200
 National-Oilwell, Inc.* ................................    1,800        61,537
 Precision Drilling Corp.* (Canada) .....................    1,400        34,125
                                                                     -----------
                                                                         269,062
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Declaration Trust -- V.A. Growth Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Pollution Control (5.89%)
 ITEQ, Inc.* ...........................................     4,300   $    49,450
 Newpark Resources, Inc.* ..............................     4,400        77,000
 Philip Services Corp.* (Canada) .......................     4,000        57,500
 US Filter Corp.* ......................................     1,200        35,925
                                                                     -----------
                                                                         219,875
                                                                     -----------
Retail (11.77%)
 Borders Group, Inc. * .................................     1,200        37,575
 Consolidated Stores Corp.* ............................     1,375        60,414
 Costco Companies, Inc.* ...............................     1,300        58,013
 Dollar General Corp. ..................................     1,650        59,813
 Home Depot, Inc. (The) ................................     1,150        67,706
 Meyer (Fred), Inc. * ..................................     1,600        58,200
 Pier 1 Imports, Inc. ..................................     1,600        36,200
 Starbucks Corp.* ......................................     1,600        61,400
                                                                     -----------
                                                                         439,321
                                                                     -----------
Schools / Education (1.90%)
 Apollo Group, Inc. (Class A)*` ........................     1,500        70,875
                                                                     -----------
Telecommunications (7.69%)
 Comverse Technology, Inc.* ............................     1,300        50,700
 Innova Corp.* .........................................     2,000        30,500
 Nextel Communications, Inc. (Class A)* ................     2,100        54,600
 Qwest Communications International, Inc.* .............       900        53,550
 Teligent, Inc. (Class A)* .............................       100         2,463
 Tellabs, Inc.* ........................................     1,000        52,875
 WorldCom, Inc.* .......................................     1,400        42,350
                                                                     -----------
                                                                         287,038
                                                                     -----------
                                    TOTAL COMMON STOCKS
                                      (Cost $3,063,484)     (95.81%)   3,576,456
                                                           -------   -----------

                                        INTEREST         PAR VALUE
ISSUER, DESCRIPTION                       RATE         (000s OMITTED)
-------------------                       ----         --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.71%)
  Investment in a joint repurchase
   agreement transaction with HSBC
   Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 7.25% thru 13.25%
   due 11-15-08 thru 11-15-16,
   and U.S. Treasury Note, 6.50%
   Due 04-30-99), - Note A.............  6.60%              $213        213,000
                                                                      ---------

                                                                        MARKET
ISSUER, DESCRIPTION                                                      VALUE
-------------------                                                      -----

Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.........                                      $       576
                                                                    -----------
                           TOTAL SHORT-TERM INVESTMENTS  (  5.73%)      213,576
                                                         -------    -----------
                                      TOTAL INVESTMENTS  (101.54%)    3,790,032
                                                         -------    -----------
                      OTHER ASSETS AND LIABILITIES, NET  (  1.54%)  (    57,320)
                                                         -------    -----------
                                       TOTAL NET ASSETS  (100.00%)  $ 3,732,712
                                                         =======    ===========

*Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The V. A. Growth Fund invests primarily in securities issued in the United States of America. The performance of the Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 1997 assigned to country categories.

                                              MARKET VALUE AS A
COUNTRY DIVERSIFICATION                PERCENTAGE OF FUND'S NET ASSETS
-----------------------                -------------------------------
  Bermuda...........................                 1.29%
  Canada............................                 2.45
  Ireland...........................                 1.76
  United States.....................                96.04
                                                   ------
                   TOTAL INVESTMENTS               101.54%
                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Aerospace (2.05%)
 Northrop Grumman Corp. ................................       200   $    23,000
 Raytheon Co. (Class A) ................................        64         3,145
 United Technologies Corp. .............................     2,100       152,906
                                                                     -----------
                                                                         179,051
                                                                     -----------
Automobile/Trucks (3.10%)
 Dana Corp. ............................................       500        23,750
 Ford Motor Co. ........................................     3,700       180,144
 General Motors Corp. ..................................     1,100        66,688
                                                                     -----------
                                                                         270,582
                                                                     -----------
Banks - United States (7.28%)
 BankAmerica Corp. .....................................     1,700       124,100
 Bankers Trust New York Corp. ..........................       600        67,462
 Citicorp ..............................................     1,500       189,656
 Comerica, Inc. ........................................     1,400       126,350
 Norwest Corp. .........................................     3,000       115,875
 U.S. Bancorp ..........................................       100        11,194
                                                                     -----------
                                                                         634,637
                                                                     -----------
Beverages (2.38%)
 PepsiCo, Inc. .........................................     5,700       207,694
                                                                     -----------
Building (0.71%)
 Centex Corp. ..........................................       100         6,294
 Clayton Homes, Inc. ...................................       250         4,500
 Masco Corp. ...........................................     1,000        50,875
                                                                     -----------
                                                                          61,669
                                                                     -----------
Business Services - Misc (0.18%)
 Dun & Bradstreet Corp. ................................       500        15,469
                                                                     -----------
Chemicals (2.05%)
 Air Products & Chemicals, Inc. ........................     1,200        98,700
 Millennium Chemicals, Inc. ............................     1,100        25,919
 Praxair, Inc. .........................................     1,200        54,000
                                                                     -----------
                                                                         178,619
                                                                     -----------
Computers (4.91%)
 Cadence Design Systems, Inc.* .........................     1,000        24,500
 Compaq Computer Corp.* ................................     1,500        84,656
 Computer Associates International, Inc. ...............     1,250        66,094
 Hewlett-Packard Co. ...................................       700        43,750
 Microsoft Corp.* ......................................     1,400       180,950
 Oracle Corp.* .........................................     1,250        27,891
                                                                     -----------
                                                                         427,841
                                                                     -----------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Independence Equity Fund on December 31, 1997. It is divided into two main catagories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Containers (0.17%)
 Owens-Illinois, Inc.* .................................       400   $    15,175
                                                                     -----------
Cosmetics & Personal Care (1.67%)
 Avon Products, Inc. ...................................     1,100        67,512
 Dial Corp. (The) ......................................     3,100        64,519
 Revlon, Inc. (Class A) * ..............................       400        14,125
                                                                     -----------
                                                                         146,156
                                                                     -----------
Diversified Operations (3.31%)
 Canadian Pacific, Ltd. (Canada) .......................       600        16,350
 Corning, Inc. .........................................     1,400        51,975
 Du Pont (E.I.) De Nemours & Co. .......................     2,000       120,125
 National Service Industries, Inc. .....................       600        29,738
 Ogden Corp. ...........................................       300         8,456
 Textron, Inc. .........................................     1,000        62,500
                                                                     -----------
                                                                         289,144
                                                                     -----------
Electronics (5.47%)
 General Electric Co. ..................................     2,700       198,113
 Honeywell, Inc. .......................................     2,000       137,000
 Intel Corp. ...........................................       500        35,125
 Parker-Hannifin Corp. .................................       600        27,525
 Raychem Corp. .........................................       900        38,756
 Texas Instruments, Inc. ...............................       900        40,500
                                                                     -----------
                                                                         477,019
                                                                     -----------
Finance (2.95%)
 American Express Co. ..................................       900        80,325
 Household International, Inc. .........................       500        63,781
 MBNA Corp. ............................................     1,100        30,044
 Morgan Stanley, Dean Witter, Discover & Co. ...........     1,400        82,775
                                                                     -----------
                                                                         256,925
                                                                     -----------
Food (1.36%)
 ConAgra, Inc. .........................................     1,200        39,375
 Quaker Oats Co. .......................................     1,500        79,125
                                                                     -----------
                                                                         118,500
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Household (0.32%)
 Tupperware Corp. ......................................     1,000   $    27,875
                                                                     -----------
Instruments - Scientific (0.32%)
 Perkin-Elmer Corp. ....................................       400        28,425
                                                                     -----------
Insurance (7.74%)
 American International Group, Inc. ....................     1,450       157,687
 CIGNA Corp. ...........................................       300        51,919
 Equitable Cos., Inc. (The) ............................       600        29,850
 General Re Corp. ......................................       800       169,600
 Hartford Financial Services Group, Inc. (The) .........       500        46,781
 Marsh & McLennan Cos., Inc. ...........................     1,200        89,475
 Travelers Group, Inc. .................................     2,400       129,300
                                                                     -----------
                                                                         674,612
                                                                     -----------
Leisure (1.15%)
 Cendant Corp. .........................................     2,922       100,460
                                                                     -----------
Machinery (1.02%)
 Cooper Industries, Inc. ...............................     1,100        53,900
 Deere & Co. ...........................................       600        34,987
                                                                     -----------
                                                                          88,887
                                                                     -----------
Medical (10.74%)
 Abbott Laboratories ...................................     1,800       118,012
 Allegiance Corp. ......................................       600        21,262
 Becton, Dickinson & Co. ...............................     1,000        50,000
 Bristol-Myers Squibb Co. ..............................     1,400       132,475
 Cardinal Health, Inc. .................................     1,000        75,125
 Glaxo Wellcome PLC American Depository
  Receipt (ADR) (United Kingdom) .......................       500        23,938
 Health Management Associates, Inc.
  (Class A)* ...........................................     1,000        25,250
 HEALTHSOUTH Corp.* ....................................     2,700        74,925
 Johnson & Johnson .....................................     1,800       118,575
 Merck & Co., Inc. .....................................     1,800       191,250
 Schering-Plough Corp. .................................     1,700       105,613
                                                                     -----------
                                                                         936,425
                                                                     -----------
Mortgage Banking (0.91%)
 Fannie Mae ............................................     1,400        79,888
                                                                     -----------
Office (1.40%)
 Avery Dennison Corp. ..................................       300        13,425
 Danka Business Systems PLC (ADR)
  (United Kingdom) .....................................       600         9,562
 Pitney Bowes, Inc. ....................................     1,100        98,931
                                                                     -----------
                                                                         121,918
                                                                     -----------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Oil & Gas (9.73%)
 Anadarko Petroleum Corp. ..............................       200   $    12,137
 Atlantic Richfield Co. ................................     1,100        88,137
 Baker Hughes, Inc. ....................................       700        30,537
 British Petroleum Co. PLC (ADR)
  (United Kingdom) .....................................     1,000        79,687
 Chevron Corp. .........................................     1,400       107,800
 Dresser Industries, Inc. ..............................       700        29,356
 El Paso Natural Gas Co. ...............................       300        19,950
 Halliburton Co. .......................................       300        15,581
 Mobil Corp. ...........................................     1,300        93,844
 Phillips Petroleum Co. ................................     2,100       102,113
 Schlumberger, Ltd. ....................................     1,100        88,550
 Texaco Inc. ...........................................     2,200       119,625
 USX - Marathon Group ..................................     1,800        60,750
                                                                     -----------
                                                                         848,067
                                                                     -----------
Paper & Paper Products (1.21%)
 Fort James Corp. ......................................     1,300        49,725
 International Paper Co. ...............................     1,300        56,063
                                                                     -----------
                                                                         105,788
                                                                     -----------
Pollution Control (0.83%)
 Browning-Ferris Industries, Inc. ......................     1,000        37,000
 USA Waste Services, Inc.* .............................       900        35,325
                                                                     -----------
                                                                          72,325
                                                                     -----------
Retail (4.60%)
 Costco Cos., Inc.* ....................................       700        31,237
 Dayton Hudson Corp. ...................................     1,000        67,500
 Home Depot, Inc. ......................................     2,200       129,525
 Lowe's Cos., Inc. .....................................     1,200        57,225
 Staples, Inc.* ........................................     1,100        30,525
 TJX Cos., Inc. ........................................     1,200        41,250
 Wal-Mart Stores, Inc. .................................     1,100        43,381
                                                                     -----------
                                                                         400,643
                                                                     -----------
Soap & Cleaning Preparations (0.92%)
 Proctor & Gamble Co. (The) ............................     1,000        79,813
                                                                     -----------
Steel (0.47%)
 British Steel PLC (ADR) (United Kingdom) ..............     1,900        40,731
                                                                     -----------
Telecommunications (2.78%)
 Harris Corp. ..........................................     1,000        45,875
 Lucent Technologies, Inc. .............................     2,459       196,413
                                                                     -----------
                                                                         242,288
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Textile (1.10%)
 Jones Apparel Group, Inc.* ............................       700   $    30,100
 Liz Claiborne, Inc. ...................................       900        37,631
 Tommy Hilfiger Corp.* .................................       800        28,100
                                                                     -----------
                                                                          95,831
                                                                     -----------
Tobacco (0.41%)
 Philip Morris Cos., Inc. ..............................       700        31,719
 Universal Corp. .......................................       100         4,113
                                                                     -----------
                                                                          35,832
                                                                     -----------
Transport (1.93%)
 Burlington Northern Santa Fe ..........................       900        83,644
 Norfolk Southern Corp. ................................       900        27,731
 Southwest Airlines Co. ................................     2,300        56,638
                                                                     -----------
                                                                         168,013
                                                                     -----------
Utilities (7.16%)
 Baltimore Gas & Electric Co. ..........................       700        23,844
 Bell Atlantic Corp. ...................................     2,000       182,000
 Consolidated Natural Gas Co. ..........................       400        24,200
 Dominion Resources, Inc. ..............................     1,400        59,587
 Entergy Corp. .........................................       400        11,975
 Florida Progress Corp. ................................     1,700        66,725
 FPL Group, Inc. .......................................     1,800       106,537
 GTE Corp. .............................................     2,700       141,075
 Texas Utilities Co. ...................................       200         8,313
                                                                     -----------
                                                                         624,256
                                                                     -----------
                                     TOTAL COMMON STOCKS
                                        (Cost $7,421,194)   (92.33%)   8,050,558
                                                           -------   -----------

                                        INTEREST          PAR VALUE       MARKET
ISSUER, DESCRIPTION                       RATE          (000s OMITTED)     VALUE
-------------------                       ----          --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.58%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. -
   Dated 12-31-97, Due 01-02-98
   (Secured by U. S. Treasury Bonds,
   7.25% thru 13.25%, due
   11-15-08 thru 11-15-16, and
   by U.S. Treasury Note, 6.50%
   due 04-30-99 - Note A...............  6.60%               $835    $  835,000
                                                                     ----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%..................                                     157
                                                                      ---------
                       TOTAL SHORT-TERM INVESTMENTS       (  9.58%)     835,157
                                                          -------   -----------
                                  TOTAL INVESTMENTS       (101.91%)   8,885,715
                                                          -------   -----------
                  OTHER ASSETS AND LIABILITIES, NET       (  1.91%) (   166,623)
                                                          -------   -----------
                                   TOTAL NET ASSETS       (   100%) $ 8,719,092
                                                          =======   ===========

* Non-income producing security
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Advertising (0.10%)
 Interpublic Group, Inc. ...............................       400   $    19,925
                                                                     -----------
Aerospace (1.19%)
 Boeing Co. (The) ......................................     2,400       117,450
 General Dynamics Corp. ................................       200        17,288
 Northrop Grumman Corp. ................................       200        23,000
 Raytheon Co. (Class A) ................................       114         5,622
 Raytheon Co. (Class B) ................................       600        30,300
 United Technologies Corp. .............................       600        43,687
                                                                     -----------
                                                                         237,347
                                                                     -----------
Agricultural Operations (0.11%)
 Pioneer Hi-Bred International, Inc. ...................       200        21,450
                                                                     -----------
Automobile/Trucks (1.87%)
 Chrysler Corp. ........................................     1,800        63,337
 Dana Corp. ............................................       400        19,000
 Eaton Corp. ...........................................       300        26,775
 Ford Motor Co. ........................................     3,000       146,062
 General Motors Corp. ..................................     1,800       109,125
 PACCAR, Inc. ..........................................       200        10,500
                                                                     -----------
                                                                         374,799
                                                                     -----------
Banks - United States (7.78%)
 Banc One Corp. ........................................     1,400        76,037
 Bank of New York Co., Inc. ............................       900        52,031
 BankAmerica Corp. .....................................     1,700       124,100
 BankBoston Corp. ......................................       400        37,575
 Bankers Trust New York Corp. ..........................       300        33,731
 Barnett Banks, Inc. ...................................       500        35,937
 Chase Manhattan Corp. .................................     1,000       109,500
 Citicorp ..............................................     1,100       139,081
 Comerica, Inc. ........................................       300        27,075
 CoreStates Financial Corp. ............................       500        40,031
 Fifth Third Bancorp ...................................       400        32,700
 First Chicago NBD Corp. ...............................       700        58,450
 First Union Corp. .....................................     1,500        76,875
 Fleet Financial Group, Inc. ...........................       600        44,962
 Huntington Bancshares, Inc. ...........................       600        21,600
 KeyCorp ...............................................       600        42,487
 Mellon Bank Corp. .....................................       600        36,375
 Morgan (J.P.) & Co., Inc. .............................       400        45,150
 National City Corp. ...................................       600        39,450

The Schedule of Investments is a complete list of all securities owned by the V.
A. 500 Index Fund on December 31, 1997. It is divided into two main catagories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Banks - United States (continued)
 NationsBank Corp. .....................................     1,700   $   103,381
 Norwest Corp. .........................................     1,800        69,525
 PNC Bank Corp. ........................................       800        45,650
 Republic New York Corp. ...............................       200        22,838
 State Street Corp. ....................................       400        23,275
 SunTrust Banks, Inc. ..................................       500        35,687
 Synovus Financial Corp. ...............................       500        16,375
 U.S. Bancorp ..........................................       600        67,162
 Wachovia Corp. ........................................       400        32,450
 Wells Fargo & Co. .....................................       200        67,887
                                                                     -----------
                                                                       1,557,377
                                                                     -----------
Beverages (3.10%)
 Anheuser-Busch Cos., Inc. .............................     1,200        52,800
 Coca-Cola Co. (The) ...................................     6,000       399,750
 PepsiCo, Inc. .........................................     3,700       134,819
 Seagram Co. Ltd. (The) (Canada) .......................     1,000        32,312
                                                                     -----------
                                                                         619,681
                                                                     -----------
Broker Services (0.44%)
 Merrill Lynch & Co. ...................................       800        58,350
 Schwab (Charles) Corp. ................................       700        29,356
                                                                     -----------
                                                                          87,706
                                                                     -----------
Building (0.78%)
 Black & Decker Corp. ..................................       400        15,625
 Fluor Corp. ...........................................       300        11,213
 Georgia-Pacific Group .................................       300        18,225
 Georgia Pacific Timber Group* .........................       300         6,806
 Masco Corp. ...........................................       600        30,525
 Sherwin-Williams Co. ..................................       600        16,650
 Stanley Works (The) ...................................       300        14,156
 Weyerhauser Co. .......................................       600        29,438
 Willamette Industries, Inc. ...........................       400        12,875
                                                                     -----------
                                                                         155,513
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Business Services - Misc (0.23%)
 Block, H & R, Inc. ....................................       300   $    13,444
 Dun & Bradstreet Corp. (The) ..........................       600        18,563
 Equifax, Inc. .........................................       400        14,175
                                                                     -----------
                                                                          46,182
                                                                     -----------
Chemicals (1.51%)
 Air Products & Chemicals, Inc. ........................       300        24,675
 Dow Chemical Co. ......................................       600        60,900
 Eastman Chemical Co. ..................................       300        17,869
 Grace (W. R.) & Co. ...................................       200        16,088
 Hercules, Inc. ........................................       300        15,019
 Monsanto Co. ..........................................     1,500        63,000
 Morton International, Inc. ............................       500        17,188
 PPG Industries, Inc. ..................................       500        28,563
 Praxair, Inc. .........................................       500        22,500
 Rohm & Haas Co. .......................................       200        19,150
 Union Carbide Corp. ...................................       400        17,175
                                                                     -----------
                                                                         302,127
                                                                     -----------
Computers (7.84%)
 Adobe Systems, Inc. ...................................       200         8,250
 Apple Computer, Inc. * ................................       500         6,563
 Automatic Data Processing, Inc. .......................       700        42,962
 Bay Networks, Inc.* ...................................       600        15,338
 Cabletron Systems, Inc.* ..............................       500         7,500
 Ceridian Corp.* .......................................       200         9,163
 Cisco Systems, Inc.* ..................................     2,400       133,800
 Cognizant Corp. .......................................       400        17,825
 Compaq Computer Corp.* ................................     1,900       107,231
 Computer Associates International, Inc. ...............     1,300        68,737
 Computer Sciences Corp.* ..............................       200        16,700
 Dell Computer Corp.* ..................................       800        67,200
 Digital Equipment Corp.* ..............................       400        14,800
 EMC Corp.* ............................................     1,200        32,925
 First Data Corp. ......................................     1,100        32,175
 HBO & Co. .............................................       500        24,000
 Hewlett-Packard Co. ...................................     2,600       162,500
 International Business Machines Corp. .................     2,400       250,950
 Microsoft Corp.* ......................................     2,900       374,825
 Novell, Inc.* .........................................     1,100         8,250
 Oracle Corp.* .........................................     2,400        53,550
 Parametric Technology Corp.* ..........................       300        14,213
 Seagate Technology, Inc.* .............................       700        13,475
 Silicon Graphics, Inc.* ...............................       500         6,219
 Sun Microsystems, Inc.* ...............................       900        35,887

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Computers (continued)
 3Com Corp.* ...........................................       900   $    31,444
 Unisys Corp. * ........................................       500         6,938
 UNOVA, Inc. * .........................................       300         4,931
                                                                     -----------
                                                                       1,568,351
                                                                     -----------
Containers (0.18%)
 Crown Cork & Seal Co., Inc. ...........................       400        20,050
 Owens-Illinois, Inc.* .................................       400        15,175
                                                                     -----------
                                                                          35,225
                                                                     -----------
Cosmetics & Personal Care (0.93%)
 Avon Products, Inc. ...................................       400        24,550
 Gillette Co. ..........................................     1,400       140,612
 International Flavors & Fragrances, Inc. ..............       400        20,600
                                                                     -----------
                                                                         185,762
                                                                     -----------
Diversified Operations (3.08%)
 AlliedSignal, Inc. ....................................     1,400        54,512
 Corning, Inc. .........................................       600        22,275
 Du Pont (E.I.) De Nemours & Co. .......................     2,700       162,169
 Fortune Brands, Inc. ..................................       600        22,238
 IKON Office Solutions, Inc. ...........................       400        11,250
 ITT Industries, Inc. ..................................       500        15,688
 Johnson Controls, Inc. ................................       400        19,100
 Laidlaw, Inc. (Canada) ................................     1,100        14,988
 Lockheed Martin Corp. .................................       500        49,250
 Loews Corp. ...........................................       300        31,837
 Minnesota Mining & Manufacturing Co. ..................     1,000        82,062
 Tenneco, Inc. .........................................       500        19,750
 Textron, Inc. .........................................       500        31,250
 TRW, Inc. .............................................       400        21,350
 Tyco International Ltd. ...............................     1,300        58,581
                                                                     -----------
                                                                         616,300
                                                                     -----------
Electronics (6.74%)
 Advanced Micro Devices, Inc.* .........................       400         7,175
 AMP, Inc. .............................................       600        25,200
 Applied Materials, Inc.* ..............................       900        27,113
 CBS Corp. .............................................     2,800        82,425
 Emerson Electric Co. ..................................     1,100        62,081
 General Electric Co. ..................................     8,000       587,000
 Grainger (W.W.), Inc. .................................       200        19,438
 Honeywell, Inc. .......................................       400        27,400
 Intel Corp. ...........................................     4,000       281,000
 KLA-Tencor Corp.* .....................................       200         7,725
 LSI Logic Corp.* ......................................       400         7,900
 Micron Technology, Inc. * .............................       600        15,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Electronics (continued)
 Motorola, Inc. ........................................     1,500   $    85,594
 National Semiconductor Corp.* .........................       400        10,375
 Parker- Hannifin Corp. ................................       400        18,350
 Raychem Corp. .........................................       200         8,613
 Rockwell International Corp. ..........................       600        31,350
 Texas Instruments, Inc. ...............................     1,000        45,000
                                                                     -----------
                                                                       1,349,339
                                                                     -----------
Finance (1.67%)
 Ahmanson (H.F.) & Co. .................................       300        20,081
 American Express Co. ..................................     1,100        98,175
 Household International, Inc. .........................       300        38,269
 MBNA Corp. ............................................     1,300        35,506
 Morgan Stanley, Dean Witter, Discover & Co. ...........     1,400        82,775
 SunAmerica, Inc. ......................................       500        21,375
 Washington Mutual, Inc. ...............................       600        38,287
                                                                     -----------
                                                                         334,468
                                                                     -----------
Food (2.84%)
 Archer-Daniels-Midland Co. ............................     1,500        32,531
 Campbell Soup Co. .....................................     1,100        63,937
 ConAgra, Inc. .........................................     1,200        39,375
 CPC International, Inc. ...............................       400        43,100
 General Mills, Inc. ...................................       400        28,650
 Heinz (H.J.) Co. ......................................       900        45,731
 Hershey Foods Corp. ...................................       400        24,775
 Kellogg Co. ...........................................     1,000        49,625
 Quaker Oats Co. .......................................       400        21,100
 Ralston Purina Group ..................................       300        27,881
 Sara Lee Corp. ........................................     1,200        67,575
 Unilever N.V. PLC (Netherlands) .......................     1,600        99,900
 Wrigley (WM) Jr. Co. ..................................       300        23,869
                                                                     -----------
                                                                         568,049
                                                                     -----------
Funeral Services & Related (0.13%)
 Service Corporation International .....................       700        25,856
                                                                     -----------
Household (0.16%)
 Newell Co. ............................................       500        21,250
 Whirlpool Corp. .......................................       200        11,000
                                                                     -----------
                                                                          32,250
                                                                     -----------
Instruments - Scientific (0.11%)
 Thermo Electron Corp.* ................................       500        22,250
                                                                     -----------
Insurance (4.62%)
 Aetna, Inc. ...........................................       400        28,225
 Allstate Corp. ........................................     1,000        90,875
 American General Corp. ................................       600        32,437

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Insurance (continued)
 American International Group, Inc. ....................     1,700   $   184,875
 Aon Corp. .............................................       500        29,313
 Chubb Corp. ...........................................       400        30,250
 CIGNA Corp. ...........................................       200        34,612
 Conseco, Inc. .........................................       500        22,719
 General Re Corp. ......................................       200        42,400
 Hartford Financial Services Group, Inc. (The) .........       300        28,069
 Humana, Inc.* .........................................       600        12,450
 Jefferson Pilot Corp. .................................       200        15,575
 Lincoln National Corp. ................................       300        23,438
 Marsh & McLennan Cos., Inc. ...........................       400        29,825
 MBIA, Inc. ............................................       300        20,044
 MGIC Investment Corp. .................................       300        19,950
 Progressive Corp. .....................................       200        23,975
 SAFECO Corp. ..........................................       400        19,500
 St. Paul Cos., Inc. ...................................       300        24,619
 Torchmark Corp. .......................................       400        16,825
 Transamerica Corp. ....................................       200        21,300
 Travelers Group, Inc. .................................     2,800       150,850
 UNUM Corp. ............................................       400        21,750
                                                                     -----------
                                                                         923,876
                                                                     -----------
Leisure (2.09%)
 Cendant Corp. * .......................................     2,061        70,847
 Disney (Walt) Co., (The) ..............................     1,700       168,406
 Eastman Kodak Co. .....................................       800        48,650
 Hasbro, Inc. ..........................................       400        12,600
 Hilton Hotels Corp. ...................................       700        20,825
 ITT Corp.* ............................................       300        24,863
 Marriott International, Inc. ..........................       400        27,700
 Mattel, Inc. ..........................................       800        29,800
 Mirage Resorts, Inc. * ................................       600        13,650
                                                                     -----------
                                                                         417,341
                                                                     -----------
Machinery (0.84%)
 Case Corp. ............................................       300        18,131
 Caterpiller Tractor, Inc. .............................     1,000        48,562
 Cooper Industries, Inc. ...............................       400        19,600
 Deere & Co. ...........................................       700        40,819
 Dover Corp. ...........................................       600        21,675
 Ingersoll-Rand Co. ....................................       500        20,250
                                                                     -----------
                                                                         169,037
                                                                     -----------
Media (1.88%)
 Clear Channel Communications, Inc.* ...................       300        23,831
 Comcast Corp. .........................................       900        28,406

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Media (continued)
 Dow Jones & Co., Inc. .................................       300   $    16,106
 Gannett Co., Inc. .....................................       700        43,269
 Knight-Ridder, Inc. ...................................       300        15,600
 McGraw-Hill Cos., Inc. ................................       300        22,200
 New York Times Co. (Class A) ..........................       300        19,838
 Tele-Communications, Inc. (Class A)* ..................     1,300        36,319
 Time Warner, Inc. .....................................     1,400        86,800
 Times Mirror Co. (Class A) ............................       300        18,450
 Tribune Co. ...........................................       400        24,900
 Viacom, Inc. (Class B)* ...............................     1,000        41,437
                                                                     -----------
                                                                         377,156
                                                                     -----------
Medical (10.34%)
 Abbott Laboratories ...................................     1,900       124,569
 ALZA Corp.* ...........................................       300         9,544
 American Home Products Corp. ..........................     1,600       122,400
 Amgen, Inc.* ..........................................       700        37,887
 Baxter International, Inc. ............................       800        40,350
 Becton, Dickinson & Co. ...............................       400        20,000
 Boston Scientific Corp.* ..............................       500        22,938
 Bristol-Myers Squibb Co. ..............................     2,400       227,100
 Cardinal Health, Inc. .................................       300        22,538
 Columbia/HCA Healthcare Corp. .........................     1,700        50,362
 Guidant Corp. .........................................       400        24,900
 HEALTHSOUTH Corp.* ....................................     1,000        27,750
 Johnson & Johnson .....................................     3,300       217,387
 Lilly (Eli) & Co. .....................................     2,700       187,988
 Mallinckrodt, Inc. ....................................       400        15,200
 Medtronic, Inc. .......................................     1,200        62,775
 Merck & Co., Inc. .....................................     3,000       318,750
 Pfizer, Inc. ..........................................     3,200       238,600
 Pharmacia & Upjohn, Inc. ..............................     1,300        47,612
 Schering-Plough Corp. .................................     1,800       111,825
 Tenet Healthcare Corp.* ...............................       800        26,500
 United Healthcare Corp. ...............................       500        24,844
 Warner-Lambert Co. ....................................       700        86,800
                                                                     -----------
                                                                       2,068,619
                                                                     -----------
Metal (0.95%)
 Alcan Aluminium Ltd. (Canada) .........................       700        19,338
 Aluminum Co. of America ...............................       500        35,187
 Barrick Gold Corp. (Canada) ...........................     1,200        22,350
 Freeport-McMoRan Copper & Gold, Inc. ..................       800        12,600
 Illinois Tool Works, Inc. .............................       700        42,087
 Inco, Ltd. (Canada) ...................................       600        10,200
 Newmont Mining Corp. ..................................       600        17,625

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Metal (continued)
 Phelps Dodge Corp. ....................................       200   $    12,450
 Reynolds Metals Co. ...................................       300        18,000
                                                                     -----------
                                                                         189,837
                                                                     -----------
Mortgage Banking (1.22%)
 Countrywide Credit Industries, Inc. ...................       300        12,863
 Fannie Mae ............................................     2,600       148,362
 Federal Home Loan Mortgage Corp. ......................     1,700        71,294
 Green Tree Financial Corp. ............................       400        10,475
                                                                     -----------
                                                                         242,994
                                                                     -----------
Office (0.56%)
 Avery Dennison Corp. ..................................       400        17,900
 Pitney Bowes, Inc. ....................................       400        35,975
 Xerox Corp. ...........................................       800        59,050
                                                                     -----------
                                                                         112,925
                                                                     -----------
Oil & Gas (8.29%)
 Amerada Hess Corp. ....................................       300        16,463
 Amoco Corp. ...........................................     1,200       102,150
 Anadarko Petroleum Corp. ..............................       200        12,138
 Apache Corp. ..........................................       400        14,025
 Ashland, Inc. .........................................       300        16,106
 Atlantic Richfield Co. ................................       800        64,100
 Baker Hughes, Inc. ....................................       500        21,813
 Burlington Resources, Inc. ............................       600        26,888
 Chevron Corp. .........................................     1,600       123,200
 Coastal Corp. (The) ...................................       300        18,581
 Dresser Industries, Inc. ..............................       600        25,163
 Enron Corp. ...........................................       800        33,250
 Exxon Corp. ...........................................     6,000       367,125
 Halliburton Co. .......................................       700        36,356
 Mobil Corp. ...........................................     1,900       137,156
 Occidental Petroleum Corp. ............................       900        26,381
 Pennzoil Co. ..........................................       200        13,363
 Phillips Petroleum Co. ................................       800        38,900
 Rowan Cos., Inc.* .....................................       300         9,150
 Royal Dutch Petroleum Co. (Netherlands) ...............     5,200       281,775
 Schlumberger, Ltd. ....................................     1,200        96,600
 Texaco, Inc. ..........................................     1,400        76,125
 Union Pacific Resources Group .........................       800        19,400
 Unocal Corp. ..........................................       700        27,169
 USX - Marathon Group ..................................       800        27,000
 Williams Cos., Inc. (The) .............................     1,000        28,375
                                                                     -----------
                                                                       1,658,752
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Paper & Paper Products (0.78%)
 Champion International Corp. ..........................       300   $    13,594
 Fort James Corp. ......................................       600        22,950
 International Paper Co. ...............................       800        34,500
 Kimberly-Clark Corp. ..................................     1,400        69,037
 Union Camp Corp. ......................................       300        16,106
                                                                     -----------
                                                                         156,187
                                                                     -----------
Pollution Control (0.26%)
 Browning-Ferris Industries, Inc. ......................       500        18,500
 Waste Management, Inc. ................................     1,200        33,000
                                                                     -----------
                                                                          51,500
                                                                     -----------
Printing - Commercial (0.09%)
 Donnelley (R.R.) & Sons ...............................       500        18,625
                                                                     -----------
Retail (5.30%)
 Albertson's, Inc. .....................................       700        33,162
 American Stores Co. ...................................       800        16,450
 AutoZone, Inc.* .......................................       400        11,600
 Circuit City Stores, Inc. .............................       300        10,669
 Costco Cos., Inc.* ....................................       600        26,775
 CVS Corp. .............................................       500        32,031
 Dayton Hudson Corp. ...................................       600        40,500
 Dillards, Inc. ........................................       400        14,100
 Federated Department Stores, Inc.* ....................       600        25,838
 Gap, Inc. (The) .......................................     1,050        37,209
 Genuine Parts Co. .....................................       700        23,756
 Home Depot, Inc. ......................................     1,800       105,975
 Kmart Corp.* ..........................................     1,400        16,188
 Kroger Co. * ..........................................       700        25,856
 Limited, Inc. (The) ...................................       800        20,400
 Lowe's Cos., Inc. .....................................       500        23,844
 May Department Stores .................................       600        31,612
 McDonald's Corp. ......................................     1,700        81,175
 Nordstrom, Inc. .......................................       200        12,075
 Penney (J. C.) Co., Inc. ..............................       600        36,187
 Rite Aid Corp. ........................................       300        17,606
 Sears, Roebuck & Co. ..................................     1,000        45,250
 Sysco Corp. ...........................................       500        22,781
 Tandy Corp. ...........................................       300        11,569
 TJX Cos., Inc. ........................................       400        13,750
 Toys "R" Us, Inc.* ....................................       800        25,150
 Tricon Global Restaurants, Inc.*  .....................       500        14,531
 Wal-Mart Stores, Inc. .................................     5,500       216,906
 Walgreen Co. ..........................................     1,200        37,650

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Retail (continued)
 Winn-Dixie Stores, Inc. ...............................       500   $    21,844
 Woolworth Corp. * .....................................       400         8,150
                                                                     -----------
                                                                       1,060,589
                                                                     -----------
Rubber - Tires & Misc (0.13%)
 Goodyear Tire & Rubber Co. (The)  .....................       400        25,450
                                                                     -----------
Shoes & Related Apparel (0.14%)
 Nike, Inc. (Class B) ..................................       700        27,475
                                                                     -----------
Soap & Cleaning Preparations (1.69%)
 Clorox Co. ............................................       300        23,719
 Colgate-Palmolive Co. .................................       700        51,450
 Proctor & Gamble Co. (The) ............................     3,300       263,381
                                                                     -----------
                                                                         338,550
                                                                     -----------
Steel (0.15%)
 Allegheny Teledyne, Inc. ..............................       600        15,525
 Nucor Corp. ...........................................       300        14,494
                                                                     -----------
                                                                          30,019
                                                                     -----------
Telecommunications (3.87%)
 A T & T Corp. .........................................     4,000       245,000
 Airtouch Communications, Inc. * .......................     1,300        54,031
 DSC Communications Corp. ..............................       400         9,600
 Lucent Technologies, Inc. .............................     1,600       127,800
 MCI Communications Corp. ..............................     1,700        72,781
 Northern Telecom Ltd. (Canada) ........................       700        62,300
 Sprint Corp. ..........................................     1,100        64,487
 Tellabs, Inc.* ........................................       500        26,438
 U.S. West Media Group* ................................     1,600        46,200
 WorldCom, Inc.* .......................................     2,200        66,550
                                                                     -----------
                                                                         775,187
                                                                     -----------
Textile (0.16%)
 Liz Claiborne, Inc. ...................................       300        12,544
 V.F. Corp. ............................................       400        18,375
                                                                     -----------
                                                                          30,919
                                                                     -----------
Tobacco (1.47%)
 Philip Morris Cos., Inc. ..............................     5,900       267,344
 UST, Inc. .............................................       700        25,856
                                                                     -----------
                                                                         293,200
                                                                     -----------
Transport (1.16%)
 AMR Corp.* ............................................       200        25,700
 Burlington Northern Santa Fe ..........................       400        37,175
 CSX Corp. .............................................       600        32,400
 Delta Air Lines, Inc. .................................       200        23,800
 Federal Express Corp. * ...............................       300        18,319
 Norfolk Southern Corp. ................................     1,000        30,812

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Transport (continued)
 Southwest Airlines Co. ................................       600   $    14,775
 Union Pacific Corp. ...................................       600        37,462
 US Airways Group, Inc.* ...............................       200        12,500
                                                                     -----------
                                                                         232,943
                                                                     -----------
Utilities (6.63%)
 Alltel Corp. ..........................................       600        24,638
 American Electric Power Co., Inc. .....................       600        30,975
 Ameritech Corp. .......................................     1,400       112,700
 Bell Atlantic Corp. ...................................     1,900       172,900
 BellSouth Corp. .......................................     2,400       135,150
 Central & South West Corp. ............................       800        21,650
 Consolidated Edison Co. of NY, Inc. ...................       700        28,700
 Consolidated Natural Gas Co. ..........................       300        18,150
 Dominion Resources, Inc. ..............................       600        25,538
 Duke Energy Corp. .....................................       900        49,838
 Edison International ..................................     1,100        29,906
 Entergy Corp. .........................................       900        26,944
 FirstEnergy Corp. * ...................................       800        23,200
 FPL Group, Inc. .......................................       500        29,594
 Frontier Corp. ........................................       600        14,438
 GTE Corp. .............................................     2,400       125,400
 Houston Industries, Inc. ..............................     1,000        26,688
 PacifiCorp ............................................     1,100        30,044
 PECO Energy Co. .......................................       900        21,825
 PG&E Corp. ............................................     1,200        36,525
 Public Service Enterprise Group, Inc. .................       800        25,350
 SBC Communications, Inc. ..............................     2,200       161,150
 Southern Co. ..........................................     1,800        46,575
 Texas Utilities Co. ...................................       700        29,094
 Unicom Corp. ..........................................       700        21,525
 US WEST Communications Group ..........................     1,300        58,662
                                                                     -----------
                                                                       1,327,159
                                                                     -----------
                                   TOTAL COMMON STOCKS
                                     (Cost $17,791,716)     (93.41%)  18,688,297
                                                           -------   -----------

                                        INTEREST          PAR VALUE       MARKET
ISSUER, DESCRIPTION                       RATE          (000s OMITTED)     VALUE
-------------------                       ----          --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.32%)
  Investment in a joint repurchase
   agreement transaction with HSBC
   Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 11.25% due
   02-15-15 and 9.25% due
   02-15-16) - Note A..................   6.60%             $1,265   $ 1,265,000
                                                                     -----------
                           TOTAL SHORT-TERM INVESTMENTS    (  6.32%)   1,265,000
                                                           -------   -----------
                                      TOTAL INVESTMENTS    ( 99.73%)  19,953,297
                                                           -------   -----------
                      OTHER ASSETS AND LIABILITIES, NET    (  0.27%)      54,520
                                                           -------   -----------
                                       TOTAL NET ASSETS    (100.00%) $20,007,817
                                                           =======   ===========

* Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Schedule of Investments
December 31, 1997
Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, and are not audited.
--------------------------------------------------------------------------------

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH       MARKET
  OF SHARES                                                                                RATE         VALUE
  ---------                                                                              --------      ------

COMMON STOCKS
Advertising (1.39%)
     3,400  Interpublic Group, Inc. @ 49 13/16.........................................              $  169,363
                                                                                                     ----------
            One of the largest advertising agencies in the world
            Earnings P/S.......$ .60, .70, .79, .87, 1.00, 1.11, 1.25, 1.11, 1.71, 1.82    13.1%
            Dividends P/S............$ .17, .21, .25, .27, .30, .33, .36, .40, .44, .50    12.7%
            Price/Earnings Ratio...................................................27.4
Banks (7.21%)
     2,600  Banc One Corp. @ 54 5/16...................................................                 141,212
            Ohio-based bank holding company
            Earnings P/S...$ 1.43, 1.45, 1.66, 1.72, 2.08, 2.62, 2.20, 2.91, 3.23, 2.25     5.2%
            Dividends P/S........$ .50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36, 1.52    13.1%
            Price/Earnings Ratio...................................................24.7
     1,300  BB&T Corp. @ 64 1/16.......................................................                  83,281
            Full-service commercial and retail bank
            Earnings P/S....$ .95, 1.13, 1.19, 1.01, 1.36, 1.84, 2.13, 2.21, 2.34, 2.54    11.5%
            Dividends P/S...........$ .34, .36, .38, .42, .46, .50, .64, .74, .86, 1.00    12.7%
            Price/Earnings Ratio...................................................23.4
       700  First Tennessee National Corp. @ 66 3/4....................................                  46,725
            Tennessee-based bank holding company
            Earnings P/S....$ 1.10, .61, 1.00, 1.32, 1.60, 1.66, 2.15, 2.42, 2.68, 2.97    11.7%
            Dividends P/S..........$ .43, .49, .54, .57, .63, .75, .87, .97, 1.10, 1.23    12.4%
            Price/Earnings Ratio...................................................22.3
     2,200  First Union Corp. @ 51 1/4.................................................                 112,750
            North Carolina-based bank holding company
            Earnings P/S...$ 1.38, 1.20, 1.26, 1.28, 1.12, 2.37, 2.29, 2.52, 2.68, 3.43    10.6%
            Dividends P/S..........$ .43, .50, .54, .56, .64, .75, .86, .98, 1.10, 1.22    12.3%
            Price/Earnings Ratio...................................................14.9
     2,500  KeyCorp. @ 70 13/16........................................................                 177,031
            Bank holding company with offices from coast to coast.
            Earnings P/S....$ 2.10, 2.32, 2.32, 1.31, 2.39, 2.89, 3.45, 3.3, 3.37, 3.73     6.6%
            Dividends P/S.......$ .68, .80, .88, .92, .98, 1.12, 1.28, 1.44, 1.52, 1.68    10.6%
            Price/Earnings Ratio...................................................18.9
     3,000  NationsBank Corp. @ 60 13/16...............................................                 182,438
            Largest superregional bank in the Southeast
            Earnings P/S....$ 1.44, 2.22, 1.31, .38, 2.30, 2.50, 3.06, 3.57, 4.00, 4.22    12.7%
            Dividends P/S.........$ .47, .55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.32    12.2%
            Price/Earnings Ratio...................................................14.4
     3,500  Norwest Corp. @ 38 5/8.....................................................                 135,188
            The 12th largest bank holding company in the U.S.
            Earnings P/S.........$ .57, .63, .22, .73, .71, .95, 1.23, 1.38, 1.54, 1.69    12.8%
            Dividends P/S............$ .16, .19, .21, .24, .27, .32, .38, .45, .53, .62    16.2%
            Price/Earnings Ratio...................................................22.5
                                                                                                     ----------
                                                                                                        878,625
                                                                                                     ----------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Sovereign Investors Fund on December 31, 1997. It is divided into three main catagories: common stocks, U.S. government and agencies obligations and short-term investments. Common stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

Beverages (0.45%)
     1,500  PepsiCo, Inc. @ 36 7/16....................................................               $  54,656
                                                                                                     ----------
            Second largest soft drink company
            Earnings P/S..........$ .48, .57, .69, .68, .81, .98, 1.11, 1.00, .72, 1.07     9.3%
            Dividends P/S............$ .12, .15, .18, .21, .23, .28, .32, .36, .41, .47    16.4%
            Price/Earnings Ratio...................................................33.6
Building (1.63%)
     3,900  Masco Corp. @ 50 7/8.......................................................                 198,413
                                                                                                     ----------
            Manufactures buildings, home improvement and consumer products
            Earnings P/S.....$ 2.03, 1.42, .91, .30, 1.21, 1.45, 1.09, 1.25, 1.84, 2.23     1.1%
            Dividends P/S............$ .44, .50, .54, .57, .61, .65, .69, .73, .77, .81     7.0%
            Price/Earnings Ratio...................................................22.7
Chemicals (12.51%)
     5,000  Air Products & Chemicals, Inc. @ 82 1/4....................................                 411,250
            Producer of industrial gases
            Earnings P/S...$ 1.95, 2.02, 2.08, 2.23, 2.45, 1.76, 2.05, 3.29, 3.73, 3.90     8.0%
            Dividends P/S.........$ .55, .63, .69, .75, .83, .89, .95, 1.01, 1.07, 1.15     8.5%
            Price/Earnings Ratio...................................................21.4
     5,900  BetzDearborn,Inc. @ 61 1/16................................................                 360,269
            Produces and markets a wide range of engineered programs and specialty chemical products for process systems
            Earnings P/S...$ 1.58, 1.77, 2.12, 2.47, 2.71, 2.05, 2.43, 2.27, 2.10, 2.47     5.1%
            Dividends P/S....$ .80, .89, 1.01, 1.16, 1.30, 1.38, 1.42, 1.46, 1.49, 1.51     7.3%
            Price/Earnings Ratio...................................................24.9
    17,000  RPM, Inc. @ 15 1/4.........................................................                 259,250
            Manufacturer of specialty chemicals and coatings to waterproof and rustproof structures
            Earnings P/S.............$ .30, .37, .34, .44, .47, .47, .60, .68, .72, .80    11.5%
            Dividends P/S............$ .20, .22, .24, .27, .29, .31, .34, .36, .39, .42     8.6%
            Price/Earnings Ratio...................................................19.2
     7,000  Schulman (A), Inc. @ 25 1/8................................................                 175,875
            Manufactures proprietary and custom plastic compounds, buys and sells plastic resins and distributes plastic products and synthetic rubber for prime producers in domestic and international markets
            Earnings P/S......$ .73, .82, .64, 1.15, 1.18, 1.04, 1.19, 1.43, 1.12, 1.37     7.2%
            Dividends P/S............$ .11, .14, .16, .19, .22, .26, .30, .34, .38, .42    16.1%
            Price/Earnings Ratio...................................................16.3

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH       MARKET
  OF SHARES                                                                                RATE         VALUE
  ---------                                                                              --------      ------

Chemicals (continued)
     8,000  Sigma - Aldrich Corp. @ 39 3/4.............................................              $  318,000
            Manufacturer of biochemical and organic products used for research and diagnostics
            Earnings P/S........$ .57, .65, .72, .80, .96, 1.08, 1.11, 1.32, 1.48, 1.61    12.2%
            Dividends P/S............$ .08, .09, .10, .11, .13, .15, .17, .19, .23, .26    14.0%
            Price/Earnings Ratio...................................................24.7
                                                                                                     ----------
                                                                                                      1,524,644
                                                                                                     ----------
Computers (4.06%)
     4,000  Automatic Data Processing, Inc. @ 61 3/8...................................                 245,500
            Largest independent computing services firm in the U.S.
            Earnings P/S........$ .55, .63, .72, .82, .92, 1.04, 1.19, 1.38, 1.57, 1.76    13.8%
            Dividends P/S............$ .13, .15, .17, .20, .23, .26, .29, .35, .42, .48    15.6%
            Price/Earnings Ratio...................................................33.3
     4,000  Hewlett-Packard Co. @ 62 1/2...............................................                 250,000
            Manufactures and services electronic measurement, analysis and computation instruments
            Earnings P/S........$ .84, .88, .77, .76, .87, 1.16, 1.54, 2.32, 2.46, 2.95    15.0%
            Dividends P/S............$ .07, .10, .11, .13, .20, .24, .29, .38, .46, .54    25.5%
            Price/Earnings Ratio...................................................21.9
                                                                                                     ----------
                                                                                                        495,500
                                                                                                     ----------
Containers (5.48%)
     5,700  Bemis Company, Inc. @ 44 1/16..............................................                 251,156
            Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
            Earnings P/S.......$ .74, .90, .99, 1.03, 1.10, .89, 1.40, 1.63, 1.90, 1.93    11.2%
            Dividends P/S............$ .22, .30, .36, .42, .46, .50, .54, .64, .72, .80    15.4%
            Price/Earnings Ratio...................................................22.7
    12,000  Sonoco Products Corp. @ 34 11/16...........................................                 416,250
            Leading manufacturer of containers, paper products and packaging
            Earnings P/S.....$ 1.05, 1.12, .55, 1.05, .89, 1.29, 1.33, 1.72, 1.81, 1.81     6.2%
            Dividends P/S............$ .30, .39, .43, .44, .48, .50, .53, .59, .65, .71    10.0%
            Price/Earnings Ratio...................................................18.9
                                                                                                     ----------
                                                                                                        667,406
                                                                                                     ----------
Diversified Operations (3.47%)
     3,300  DuPont (E.I.) De Nemours & Co. @ 60 1/16...................................                 198,206
            Nation's largest chemical manufacturer
            Earnings P/S.....$ 1.52, 1.77, 1.70, 1.04, .72, .42, 2.00, 2.81, 3.24, 2.65     6.4%
            Dividends P/S.........$ .62, .73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23     7.9%
            Price/Earnings Ratio...................................................22.9
     8,000  Ikon Office Solutions, Inc. @ 28 1/8.......................................                 225,000
            Distributor of office and paper products
            Earnings P/S.......$ 1.06, 1.14, .88, .85, 1.11, (.02), .55, .86, 1.12, .77      NMF
            Dividends P/S..$ .080, .089, .097, .103, .106, .111, .117, .123, .129, .160     8.0%
            Price/Earnings Ratio...................................................36.3
                                                                                                     ----------
                                                                                                        423,206
                                                                                                     ----------
Electronics (9.95%)
     6,000  AMP, Inc. @ 42    .........................................................              $  252,000
            World's largest manufacturer of electrical/electronic connectors
            Earnings P/S.........$ 1.48, 1.32, 1.35, 1.23, 1.38, 1.42, 1.72, 1.96, 1.31      NMF
            Dividends P/S..........$ .50, .60, .68, .72, .76, .80, .84, .92, 1.00, 1.04     8.5%
            Price/Earnings Ratio...................................................32.0
     3,200  Emerson Electric Co. @ 56 7/16.............................................                 180,600
            Produces and sells electrical/electronic products and systems
            Earnings P/S...$ 1.16, 1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 2.08, 2.28, 2.52     9.0%
            Dividends P/S..........$ .52, .58, .64, .67, .70, .74, .80, .92, 1.01, 1.11     8.8%
            Price/Earnings Ratio...................................................22.5
       600  General Electric Co. @ 73 3/8..............................................                  44,025
            Dominant force in home appliances, electrical power, and financial services
            Earnings P/S....$ .94, 1.09, 1.21, 1.28, 1.26, 1.23, 1.73, 1.95, 2.20. 2.42    11.1%
            Dividends P/S...........$ .35, .41, .47, .51, .56, .63, .72, .82, .92, 1.04    12.9%
            Price/Earnings Ratio...................................................30.6
     3,600  Grainger (W.W.), Inc. @ 97 3/16............................................                 349,875
            Leading distributor of electrical equipment
            Earnings P/S...$ 1.96, 2.20, 2.31, 2.37, 2.58, 2.88, 2.50, 3.64, 4.04, 4.36     9.3%
            Dividends P/S...........$ .43, .50, .57, .61, .65, .71, .78, .89, .98, 1.06    10.5%
            Price/Earnings Ratio...................................................22.4
     4,500  Honeywell, Inc. @ 68 1/2...................................................                 308,250
            Makes automation and control systems.
            Earnings P/S.$ (2.73), 3.12, 2.45, 2.35, 2.89, 2.40, 2.15, 2.62, 3.18, 3.51      NMF
            Dividends P/S.........$ .51, .55, .69, .77, .84, .91, .97, 1.01, 1.06, 1.09     8.8%
            Price/Earnings Ratio...................................................19.9
     1,500  Rockwell International Corp. @ 52 1/4......................................                  78,375
            Leading producer of aerospace, automotive and electronics products
            Earnings P/S...$ 2.23, 3.01, 2.84, 2.47, 2.20, 2.47, 2.80, 3.15, 3.79, 2.74     2.3%
            Dividends P/S...........$ .58, .63, .68, .72, .77, .81, .84, .91, .97, 1.02     6.5%
            Price/Earnings Ratio...................................................16.9
                                                                                                     ----------
                                                                                                      1,213,125
                                                                                                     ----------
Food (1.34%)
     6,300  Archer-Daniel Midland Co. @ 21 11/16.......................................                 136,631
            Processes and merchandises agricultural products
            Earnings P/S...........$ .53, .65, .74, .71, .81, .86, .81, 1.34, 1.20, .66     2.5%
            Dividends P/S..$ .028, .033, .046, .048, .050, .053, .063, .110, .184, .193    23.9%
            Price/Earnings Ratio...................................................24.2
       800  ConAgra, Inc. @ 32 13/16...................................................                  26,250
            Leader in frozen & processed foods, and distributes agricultural supplies
            Earnings P/S...........$ .43, .54, .62, .71, .75, .79, .91, 1.03, .40, 1.34    13.5%
            Dividends P/S............$ .15, .18, .21, .24, .28, .32, .37, .43, .49, .57    16.0%
            Price/Earnings Ratio...................................................23.4
                                                                                                     ----------
                                                                                                        162,881
                                                                                                     ----------

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH       MARKET
  OF SHARES                                                                                RATE         VALUE
  ---------                                                                              --------      ------

Furniture (2.75%)
     8,000  Leggett & Platt, Inc. @ 41 7/8.............................................              $  335,000
                                                                                                     ----------
            Produces intermediate products for the home furnishings industry
            Earnings P/S........$ .35, .66, .42, .56, .82, 1.05, 1.39, 1.49, 1.67, 2.08    21.9%
            Dividends P/S............$ .16, .19, .21, .22, .23, .27, .31, .38, .46, .54    14.5%
            Price/Earnings Ratio...................................................20.4
Insurance (6.04%)
       700  AFLAC Corp. @ 51 1/8.......................................................                  35,787
            Global specialty insurer
            Earnings P/S.......$ .72, .53, .77, .97, 1.19, 1.55, 1.89, 2.33, 2.73, 4.39    22.2%
            Dividends P/S............$ .13, .15, .18, .20, .23, .26, .30, .34, .39, .45    14.8%
            Price/Earnings Ratio...................................................11.4
       300  American International Group @ 108 3/4.....................................                  32,625
            Broadly based property-casualty insurance organization
            Earnings P/S...$ 1.74, 1.97, 2.05, 2.16, 2.27, 2.68, 3.05, 3.53, 4.10, 4.57    11.3%
            Dividends P/S............$ .08, .10, .12, .14, .16, .17, .19, .22, .25, .28    14.9%
            Price/Earnings Ratio...................................................24.1
     3,000  Chubb Corp. @ 75 5/8.......................................................                 226,875
            Property and casualty insurance.
            Earnings P/S...$ 2.14, 2.46, 3.04, 3.16, 3.48, 1.96, 2.98, 3.70, 2.75, 3.46     5.5%
            Dividends P/S..........$ .54, .58, .66, .74, .80, .86, .92, .98, 1.08, 1.16     8.9%
            Price/Earnings Ratio...................................................22.0
       350  General RE Corp. @ 212.....................................................                  74,200
            Broadly based re-insurance organization
            Earnings P/S..$ 5.09, 6.52, 6.89, 7.46, 6.84, 8.11, 7.97, 9.92, 11.0, 11.91     9.9%
            Dividends P/S..$ 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04, 2.20     7.0%
            Price/Earnings Ratio...................................................17.8
     4,000  Reliastar Financial Corp. @ 41 3/16........................................                 164,750
            Financial services company engaged in life/health insurance and consumer finance
            Earnings P/S.....$ 1.04, 1.00, .98, .86, 1.04, 1.32, 1.65, 2.18, 2.52, 2.57    10.6%
            Dividends P/S............$ .29, .30, .32, .35, .37, .39, .44, .49, .55, .61     8.6%
            Price/Earnings Ratio...................................................16.0
     3,750  Travelers Group, Inc. @ 53 7/8.............................................                 202,031
            Diversified financial services company
            Earnings P/S......$ .91, .71, .82, 1.07, 1.67, 1.94, 1.93, 2.75, 3.50, 3.00    14.2%
            Dividends P/S..........$ .045, .048, .06, .08, .12, .16, .19, .27, .30, .40    27.5%
            Price/Earnings Ratio...................................................17.8
                                                                                                     ----------
                                                                                                        736,268
                                                                                                     ----------
Machinery (5.41%)
     8,000  Dover Corp. @ 36 1/8.......................................................                 289,000
            Manufactures a variety of specialized industrial products
            Earnings P/S..........$ .56, .57, .64, .54, .56, .69, .89, 1.23, 1.72, 1.73    13.4%
            Dividends P/S............$ .16, .18, .19, .21, .22, .23, .25, .28, .32, .36     9.4%
            Price/Earnings Ratio...................................................20.8
    10,300  Pentair, Inc. @ 35 15/16...................................................              $  370,156
            Manufactures enclosures for electrical, electronic, woodworking and power tool equipment
            Earnings P/S.....$ 1.23, .99, .84, 1.10, 1.07, 1.13, 1.21, 1.48, 1.83, 2.07     6.0%
            Dividends P/S............$ .22, .27, .29, .31, .33, .34, .36, .40, .50, .54    10.5%
            Price/Earnings Ratio...................................................16.8
                                                                                                     ----------
                                                                                                        659,156
                                                                                                     ----------
Media (0.93%)
       400  Gannett Co., Inc. @ 61 13/16...............................................                  24,725
            Publishes 81 daily/50 nondaily newspapers, operates 10 TV , 8 FM and 7 AM stations
            Earnings P/S...$ 1.13, 1.24, 1.18, 1.00, 1.20, 1.36, 1.62, 1.64, 2.22, 2.74    10.3%
            Dividends P/S............$ .51, .56, .61, .62, .63, .65, .67, .69, .71, .74     4.2%
            Price/Earnings Ratio...................................................22.1
     1,200  McGraw-Hill Companies, Inc. @ 74...........................................                  88,800
            Provides informational products and services for business and industry
            Earnings P/S.....$ 1.92, .41, 1.77, 1.52, 1.57, .12, 2.05, 2.28, 4.96, 5.32    12.0%
            Dividends P/S...$ .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44     5.1%
            Price/Earnings Ratio...................................................13.6
                                                                                                     ----------
                                                                                                        113,525
                                                                                                     ----------
Medical (9.22%)
     3,000  Abbott Laboratories @ 65 9/16..............................................                 196,687
            Major pharmaceutical and healthcare firm
            Earnings P/S.....$ .83, .96, 1.11, 1.28, 1.47, 1.69, 1.87, 2.12, 2.41, 2.64    13.7%
            Dividends P/S...........$ .29, .34, .40, .48, .58, .66, .74, .82, .93, 1.05    15.4%
            Price/Earnings Ratio...................................................25.5
     2,000  American Home Products Corp. @ 76 1/2......................................                 153,000
            Pharmaceutical and healthcare company
            Earnings P/S...$ 1.61, 1.77, 3.01, 2.18, 1.83, 2.37, 2.49, 2.71, 2.96, 3.08     7.5%
            Dividends P/S....$ .90, .98, 1.08, 1.19, 1.33, 1.43, 1.47, 1.51, 1.57, 1.66     7.0%
            Price/Earnings Ratio...................................................25.0
     4,600  Baxter International, Inc. @ 50 7/16.......................................                 232,012
            The company operates four divisions: renal, biotech, cardiovascular and intravenous systems and international distribution
            Earnings P/S..$ 1.31, 1.50, (.05), 1.73, 1.99, (.97), 1.45, 1.34, 2.11. .99      NMF
            Dividends P/S.........$ .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11, 1.14    10.3%
            Price/Earnings Ratio...................................................50.6
     5,000  Becton, Dickinson & Co. @ 50...............................................                 250,000
            Manufactures broad line of medical supplies
            Earnings P/S....$ .92, 1.00, 1.17, 1.22, 1.29, 1.36, 1.53, 1.79, 2.11, 2.30    10.7%
            Dividends P/S............$ .22, .26, .28, .29, .31, .34, .38, .42, .48, .54    10.5%
            Price/Earnings Ratio...................................................21.7
     3,000  Johnson & Johnson @ 65 7/8.................................................                 197,625
            Major producer of prescription and non-prescription drugs, toiletries, medical instruments and supplies
            Earnings P/S......$ .72, .81, .86, 1.10, 1.23, 1.37, 1.56, 1.86, 2.17, 2.42    14.4%
            Dividends P/S............$ .24, .28, .33, .39, .45, .51, .57, .64, .74, .85    15.1%
            Price/Earnings Ratio...................................................26.9

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH       MARKET
  OF SHARES                                                                                RATE         VALUE
  ---------                                                                              --------      ------

Medical (continued)
       600  Lilly (Eli) & Co. @ 69 5/8.................................................               $  41,775
            Major producer of prescription and non-prescription drugs, health products
            Earnings P/S........$ .67, .80, .98, 1.13, .70, .40, 1.03, 1.15, 1.39, 1.61    10.2%
            Dividends P/S............$ .29, .34, .41, .50, .55, .61, .63, .65, .69, .74    11.0%
            Price/Earnings Ratio...................................................42.8
     1,000  Medtronic, Inc. @ 52 5/16..................................................                  52,313
            Leading manufacturer of medical devices and instruments
            Earnings P/S............$ .20, .23, .24, .28, .34, .45, .51, .64, .94, 1.11    21.0%
            Dividends P/S..........$ .035, .045, .05, .06, .07, .09, .11, .13, .16, .21    22.0%
            Price/Earnings Ratio...................................................41.7
                                                                                                     ----------
                                                                                                      1,123,412
                                                                                                     ----------
Metal (0.54%)
     4,000  Worthington Industries, Inc. @ 16 1/2......................................                  66,000
                                                                                                     ----------
            Manufactures metal and plastic products
            Earnings P/S...........$ .61, .70, .61, .50, .63, .76, .94, 1.29, 1.05, .97     5.3%
            Dividends P/S............$ .19, .23, .26, .28, .32, .34, .39, .43, .47, .51    11.6%
            Price/Earnings Ratio...................................................18.6
Office (0.74%)
     1,000  Pitney Bowes, Inc. @ 89 15/16..............................................                  89,938
                                                                                                     ----------
            Manufactures office automation equipment
            Earnings P/S...$ 1.50, 1.13, 1.30, 1.80, 1.96, 1.92, 2.21, 2.68, 3.12, 3.43     9.6%
            Dividends P/S........$ .46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38, 1.60    14.9%
            Price/Earnings Ratio...................................................26.1
Oil & Gas (1.90%)
       600  Exxon Corp. @ 61 3/16......................................................                  36,713
            Major factor in the crude oil, natural gas and chemical industry
            Earnings P/S...$ 1.98, 1.16, 1.98, 2.23, 1.91, 2.11, 2.04, 2.59, 3.01, 3.40     6.2%
            Dividends P/S..$ 1.08, 1.15, 1.24, 1.34, 1.42, 1.44, 1.46, 1.50, 1.56, 1.63     4.7%
            Price/Earnings Ratio...................................................18.2
     2,700  Mobil Corp. @ 72 3/16......................................................                 194,906
            One of the largest integrated, international oil companies with interest in petro-chemicals and plastics
            Earnings P/S...$ 2.47, 2.20, 2.30, 2.33, 1.57, 2.54, 2.14, 2.94, 3.69, 4.05     5.6%
            Dividends P/S..$ 1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12     6.7%
            Price/Earnings Ratio...................................................17.9
                                                                                                     ----------
                                                                                                        231,619
                                                                                                     ----------
Retail (4.57%)
     2,500  Dayton Hudson Corp. @ 67 1/2...............................................                 168,750
            General merchandiser selling through Target and Marvyn stores
            Earnings P/S....$ .80, 1.15, 1.79, 1.80, 1.29, 1.67, 1.66, 1.92, 1.34, 2.07    11.1%
            Dividends P/S............$ .34, .37, .44, .48, .51, .53, .56, .58, .61, .66     7.6%
            Price/Earnings Ratio...................................................23.5
     3,000  Home Depot, Inc. @ 58 7/8..................................................              $  176,625
            Operates a chain of retail building supply/home improvement "warehouse" stores
            Earnings P/S..........$ .15, .21, .30, .40, .55, .67, .88, 1.03, 1.29, 1.50    29.2%
            Dividends P/S............$ .01, .02, .03, .04, .06, .08, .10, .13, .15, .19    38.7%
            Price/Earnings Ratio.....................................................39
     3,600  Sysco Corp. @ 45 9/16......................................................                 164,025
            Largest distributor of food service products
            Earnings P/S........$ .45, .60, .73, .84, .93, 1.08, 1.18, 1.38, 1.52, 1.71    16.0%
            Dividends P/S............$ .08, .09, .10, .14, .22, .28, .36, .44, .52, .60    25.1%
            Price/Earnings Ratio...................................................25.3
     1,200  Wal-Mart Stores, Inc. @ 39 7/16............................................                  47,325
            Operates chain of discount department stores
            Earnings P/S........$ .37, .48, .57, .70, .87, 1.02, 1.17, 1.19, 1.33, 1.47    16.6%
            Dividends P/S............$ .04, .06, .07, .09, .11, .13, .17, .20, .21, .27    23.6%
            Price/Earnings Ratio...................................................26.8
                                                                                                     ----------
                                                                                                        556,725
                                                                                                     ----------
Soap & Cleaning Preparations (0.68%)
     1,500  Ecolab, Inc. @ 55 7/16.....................................................                  83,156
                                                                                                     ----------
            Develops and markets premium institutional cleansing, sanitizing and maintenance products and services
            Earnings P/S......$ .82, .05, 1.07, .96, 1.03, 1.23, 1.25, 1.50, 1.75, 2.01    10.5%
            Dividends P/S............$ .32, .33, .34, .35, .36, .40, .46, .52, .58, .67     8.6%
            Price/Earnings Ratio...................................................27.6
Steel (0.63%)
     1,600  Nucor Corp. @ 48 5/16......................................................                  77,300
                                                                                                     ----------
            Manufactures steel and steel products
            Earnings P/S........$ .84, .68, .88, .75, .92, 1.42, 2.60, 3.14, 2.83, 3.42    16.9%
            Dividends P/S.............$ .10, .11, .12, .13, .14, .16, .18, 28, .32, .40    16.6%
            Price/Earnings Ratio...................................................14.4
Utilities (8.56%)
     3,000  Ameritech Corp. @ 80 1/2...................................................                 241,500
            Provider of local telephone service
            Earnings P/S...$ 2.27, 2.30, 2.37, 2.20, 2.51, 2.78, 2.13, 3.63, 3.87, 4.10     6.8%
            Dividends P/S..$ 1.35, 1.46, 1.58, 1.70, 1.76, 1.84, 1.92, 2.00, 2.12, 2.26     5.9%
            Price/Earnings Ratio...................................................20.0
     3,000  Century Telephone Enterprise,
            Inc. @ 49 13/16   .........................................................                 149,438
            Louisiana based telecommunications company
            Earnings P/S.......$ .57, .49, .67, .80, 1.25, 1.35, 1.88, 1.97, 2.15, 3.11    20.7%
            Dividends P/S..$ .264, .272, .280, .287, .293, .310, .320, .330, .360, .370     3.8%
            Price/Earnings Ratio...................................................15.9
     1,500  Duke Energy Corp. @ 55 3/8.................................................                  83,063
            Generates, transmits, distributes and sells electric energy in the Piedmont sections of North and South Carolina
            Earnings P/S...$ 1.95, 2.57, 2.40, 2.60, 2.21, 2.80, 2.88, 3.25, 3.37, 2.61     3.3%
            Dividends P/S..$ 1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16     4.8%
            Price/Earnings Ratio...................................................21.2

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH       MARKET
  OF SHARES                                                                                RATE         VALUE
  ---------                                                                              --------      ------

Utilities (continued)
     4,400  National Fuel Gas Co. @ 48 11/16...........................................              $  214,225
            Integrated natural gas system serving N.Y., P.A. and O.H.
            Earnings P/S...$ 1.65, 1.93, 1.83, 1.63, 1.94, 2.15, 2.23, 2.03, 2.78, 3.01     6.9%
            Dividends P/S..$ 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67, 1.73     0.5%
            Price/Earnings Ratio...................................................16.0
     2,200  Questar Corp. @ 44 5/8.....................................................                  98,175
            Diversified holding company for Utah, Wyoming and Colorado natural gas transmission, distribution and storage
            Earnings P/S....$ .64, 1.28, 1.46, 1.63, 1.85, 2.10, 1.21, 2.05, 2.39, 2.55    16.6%
            Dividends P/S.....$ .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19, 1.24     3.1%
            Price/Earnings Ratio...................................................17.2
     3,500  SBC Communications, Inc. @ 73 1/4..........................................                 256,375
            Provides telephone service throughout the United States and internationally
            Earnings P/S...$ 1.74, 1.76, 1.82, 1.84, 1.93, 2.17, 2.39, 2.74, 3.10, 3.46     7.9%
            Dividends P/S.$ 1..22, 1.29, 1.36, 1.41, 1.45, 1.50, 1.56, 1.63, 1.70, 1.77     4.2%
            Price/Earnings Ratio...................................................20.5
                                                                                                     ----------
                                                                                                      1,042,776
                                                                                                     ----------
                                                                    TOTAL COMMON STOCKS
                                                                      (Cost $9,790,642)  (89.46%)    10,902,694
                                                                                                     ----------

  PAR VALUE
   (000s
  OMITTED)
  --------

UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS
    $100    United States Treasury, Bond 10.750%,
            08-15-05 @ 130.0940........................................................                 130,094
     100    United States Treasury, Note 7.875%,
            11-15-99 @ 103.8440........................................................                 103,844
     400    United States Treasury, Note 5.875%,
            09-30-02 @ 100.5470........................................................                 402,188
                                                                                                     ----------
                                                         TOTAL UNITED STATES GOVERNMENT
                                                               AND AGENCIES OBLIGATIONS
                                                                        (Cost $630,453)   (5.22%)       636,126
                                                                                                     ----------

  PAR VALUE
   (000s                                                                                 INTEREST      MARKET
  OMITTED)                                                                                 RATE         VALUE
  --------                                                                               --------      ------

SHORT-TERM INVESTMENTS
  $1,491    Joint Repurchase Agreement (12.24%)
            Investment in a joint repurchase
            agreement transaction with HSBC
            Securities, Inc. - Dated 12-31-97,
            Due 01-02-98 (Secured by U. S.
            Treasury Bonds,7.25% thru
            13.25%, due 11-15-08 thru
            11-15-16 and by U.S. Treasury
            Note 6.50% due 04-30-99 -
            Note A ....................................................................     6.60%   $ 1,491,000
                                                                                                    -----------
            Corporate Savings Account (0.00%)
            Investors Bank & Trust Company
            Daily Interest Savings Account
            Current Rate 4.95% ........................................................                     161
                                                                                                    -----------
                                                           TOTAL SHORT-TERM INVESTMENTS  ( 12.24%)    1,491,161
                                                                                         -------    -----------
                                                                      TOTAL INVESTMENTS  (106.92%)   13,029,981
                                                                                         -------    -----------
                                                      OTHER ASSETS AND LIABILITIES, NET  (  6.92%)     (843,042)
                                                                                         -------    -----------
                                                                       TOTAL NET ASSETS  (100.00%)  $12,186,939
                                                                                         =======    ===========

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                        PAR VALUE
                                              INTEREST    (000s        MARKET
ISSUER, DESCRIPTION                             RATE     OMITTED)       VALUE
-------------------                             ----    ---------       -----

BONDS
British Pound Sterling (6.51%)
  United Kingdom Treasury,
   Bond 11-06-01# .........................     7.000%      90       $  149,857
                                                                     ----------
U.S. Dollar (87.18%)
  Federal Home Loan Bank,
   Bond 10-15-03 ..........................     5.440     $150          146,179
   Bond 03-26-07 ..........................     6.945      100          106,269
  Federal National Mortgage Assn.,
   Note Ser MTN 10-23-02 ..................     6.080      250          251,399
  Federative Republic of Brazil, (Brazil),
   Global Bond 11-05-01 ...................     8.875       50           49,625
  Republic of Ecuador, (Ecuador),
   Unsub Deb 04-25-02 (R) .................    11.250       50           51,625
  Republic of Panama, (Panama),
   Note Ser REGS 02-13-02 .................     7.875       50           48,375
  Republic of South Africa, (South Africa),
   Note 06-23-17 ..........................     8.500       50           47,500
  Republic of Venezuela, (Venezuela),
   Floating Rate Note Ser C 12-30-03 ......     7.188*      50           47,000
  United Mexican States, (Mexico),
   Global Bond 02-06-01 ...................     9.750       50           52,000
  United States Treasury,
   Bond 08-15-27 ..........................     6.375      150          158,203
   Note 05-31-02 ..........................     6.500      550          566,071
   Note 07-31-02 ..........................     6.000      200          202,094
   Note 05-15-07 ..........................     6.625      120          127,013
   Note 08-15-07 ..........................     6.125      150          154,149
                                                                     ----------
                                                                      2,007,502
                                                                     ----------
                                TOTAL BONDS
                          (Cost $2,124,783)             (93.69%)      2,157,359
                                                        ------       ----------

The Schedule of Investments is a complete list of all securities owned by V.A. World Bond Fund on December 31, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.56%)
  Investment in a joint repurchase
   agreement transaction with HSBC
   Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 11.25%
   Due 02-15-15 and 9.25%
   Due 02-15-16) - Note A .................      6.60%    $128       $  128,000
                                                                     ----------
               TOTAL SHORT-TERM INVESTMENTS            (  5.56%)        128,000
                                                       -------       ----------
                          TOTAL INVESTMENTS            ( 99.25%)      2,285,359
                                                       -------       ----------
          OTHER ASSETS AND LIABILITIES, NET            (  0.75%)         17,237
                                                       -------       ----------
                           TOTAL NET ASSETS            (100.00%)     $2,302,596
                                                       =======       ==========

*     Represents rate in effect on December 31, 1997.

# Par value of non U.S. dollar denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $51,625 or 2.24% of the Fund's net assets as of December 31, 1997.

MTN = Medium Term Note.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------
The Fund primarily invests in bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and companies. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at December 31, 1997 assigned to the various investment categories.

                                                             MARKET VALUE AS A
INVESTMENT CATEGORIES                                     % OF FUND'S NET ASSETS
---------------------                                     ----------------------
Government - Foreign ...................................          19.37%
Government - U.S. ......................................          52.44
Government - U.S. Agencies .............................          21.88
Short-term Investments .................................           5.56
                                                                  -----
                                       TOTAL INVESTMENTS          99.25%
                                                                  =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

Schedule of Investments
December 31, 1997
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - --

                                    INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE     RATING*  (000s OMITTED)   VALUE
-------------------                   ----     -------  --------------   -----
BONDS
Advertising (1.92%)
  Outdoor Systems, Inc.,
   Sr Sub Note 10-15-06 ...........   9.375%     B1          $100    $  106,500
                                                                     ----------
Banks - Foreign (1.85%)
  International Bank for
   Reconstruction &
   Development, Sr Note
   (South Africa) 07-21-98# .......  15.000      AAA          500       102,332
                                                                     ----------
Containers (3.57%)
  Riverwood International
   Corp., Gtd Sr Sub
   Note 04-01-08 ..................  10.875      CCC+         100        94,500
  Stone Container Corp.,
   Unit (Sr Sub Deb &
   Supplemental Interest Cert)
   04-01-02 .......................  12.250      B-           100       103,500
                                                                     ----------
                                                                        198,000
                                                                     ----------
Diversified Operations (1.95%)
  Euramax International Plc,
   Sr Sub Note (United Kingdom)
   10-01-06 (Y) ...................  11.250      B            100       108,250
                                                                     ----------
Electronics (1.83%)
  Delco Remy International, Inc.
   Sr Note 12-15-07 ...............   8.625      B+           100       101,250
                                                                     ----------
Government - Foreign (4.32%)
  Australia, Commonwealth of,
   Government Bond (Australia)
   11-15-06# ......................   6.750      AAA          350       239,321
                                                                     ----------
Government - U.S. (10.38%)
  United States Treasury,
   Bond 02-15-16 ..................   9.250      Aaa          200       271,374
   Note 05-15-98 ..................   9.000      Aaa          300       303,750
                                                                     ----------
                                                                        575,124
                                                                     ----------
Government - U.S. Agencies (3.25%)
  Federal National Mortgage Assn.,
   Global Bond (Australia)
     07-10-02## ...................   6.500      Aaa          100        66,709
   Global Bond (New Zealand)
     09-26-00## ...................   7.000      Aaa          200       113,104
                                                                     ----------
                                                                        179,813
                                                                     ----------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Strategic Income Fund on December 31, 1997. It is divided into three main catagories: bonds, common and preferred stocks and warrants and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                    INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                  RATE      RATING*  (000s OMITTED)   VALUE
-------------------                  ----      -------  --------------   -----

Leisure (12.56%)
  Ascent Entertainment Group,
   Inc., Sr Sec Disc Note,
   Step Coupon (11.875%,
   12-15-02) 12-15-04 (R) .........    Zero      B-          $200    $  115,500
  Casino America, Inc.,
   Sr Sec Note 08-01-03 ...........  12.500%     B            250       271,250
  Cinemark USA, Inc.,
   Sr Sub Note Ser D
   08-01-08 .......................   9.625      B2           100       103,500
  Riddell Sports, Inc.,
   Gtd Sr Note 07-15-07 ...........  10.500      B2           100       103,750
  Sun International Hotels Ltd.,
   Sr Sub Note (Bahamas)
   12-15-07 (Y) ...................   8.625      B+           100       101,500
                                                                     ----------
                                                                        695,500
                                                                     ----------
Media (5.95%)
  Intermedia Capital Partners,
   Sr Note 08-01-06 ...............  11.250      B2           100       111,125
  Katz Media Corp.,
   Gtd Sr Sub Note 01-15-07 .......  10.500      B2           100       110,500
  STC Broadcasting, Inc.,
   Sr Sub Note 03-15-07 ...........  11.000      B3           100       108,000
                                                                     ----------
                                                                        329,625
                                                                     ----------
Oil & Gas (1.82%)
  Canadian Forest Oil Ltd.,
   Sr Sub Note (Canada)
   09-15-07 (R), (Y) ..............   8.750      B            100       101,000
                                                                     ----------
Printing - Commercial (2.04%)
  Goss Graphic Systems, Inc.,
   Sr Sub Note 10-15-06 ...........  12.000      B            100       113,000
                                                                     ----------
Retail (1.89%)
  Southern Foods Group L.P.,
   Sr Sub Note 09-01-07 (R) .......   9.875      B            100       104,500
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                    INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                  RATE      RATING*  (000s OMITTED)   VALUE
-------------------                  ----      -------  --------------   -----

Telecommunications (30.06%)
  COLT Telecom Group Plc,
   Sr Note (United Kingdom)
   11-30-07# ......................  10.125%     B           $ 75    $  125,100
  Comunicacion Celular S.A.,
   Bond, Step Coupon (13.125%,
   11-15-00) (Colombia)
   11-15-03 (A), (Y) ..............    Zero      B3           100        75,750
  Crown Castle International
   Corp., Sr Disc Note, Step
   Coupon (10.625%, 11-01-02)
   11-15-07 (A), (R) ..............    Zero      B            150        94,125
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom)
   12-15-07 (Y) ...................  11.500      B-           100       103,000
  Globalstar L.P./Globalstar
   Capital Corp., Sr Note
   06-15-04 .......................  11.250      B3           100       100,421
  Innova S. de R.L., Sr Note
   (Mexico) 04-01-07 (Y) ..........  12.875      B-           100        99,000
  Intercel, Inc.,
   Unit (Sr Discount Note &
   Warrant), Step Coupon
   (12.00%, 02-01-01)
   02-01-06 (A) ...................    Zero      B            200       146,000
  Ionica, Plc, Sr Disc Note,
   Step Coupon (15.00%,
   05-01-02) (United Kingdom)
   05-01-07 (A), (Y) ..............    Zero      B            200        80,000
  Iridium LLC/Iridium Capital
   Corp., Gtd Sr Note Ser A
   07-15-05 .......................  13.000      B-           100       105,000
  MetroNet Communications
   Corp., Sr Disc Note,
   Step Coupon (10.75%,
   11-01-02) (Canada)
   11-01-07 (A), (R), (Y) .........    Zero      B            100        61,000
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon
   (9.75%, 02-15-99)
   08-15-04 (A) ...................    Zero      CCC          150       133,500
  Orion Network Systems, Inc.,
   Sr Note 01-15-07 ...............  11.250      B2           100       113,000
  Qwest Communications
   International, Inc., Sr Note
   Ser B 04-01-07 .................  10.875%     B+          $100    $  113,750
  RCN Corp.,
   Sr Note 10-15-07 (R) ...........  10.000      B3           100       103,750
  Teligent, Inc.,
   Sr Note 12-01-07 ...............  11.500      CCC          100       100,250
  Winstar Equipment Corp.,
   Gtd Sec Note 03-15-04 ..........  12.500      B3           100       111,500
                                                                     ----------
                                                                      1,665,146
                                                                     ----------
                                    TOTAL BONDS
                              (Cost $4,567,898)          (83.39%)     4,619,361
                                                         --------     ---------


                                                         NUMBER OF
                                                          SHARES
                                                          ------
COMMON AND PREFERRED STOCKS AND WARRANTS
  Comunicacion Celular S.A. Warrant
   (Colombia) (Y)** .....................................   1,000         7,000
  Ionica, Plc, Warrant (United Kingdom)#** ..............     200            --
  Nextel Communications, Inc. (Class A),
   Common Stock** .......................................     232         6,090
  Nextlink Communications, Inc., 14.00%,
   Preferred Stock ......................................   1,552        97,000
  Orion Network Systems, Inc., Warrant** ................     100         1,000
  SFX Broadcasting, Inc., 12.625%, Ser E,
   Preferred Stock ......................................   1,063       124,386
                                                                     ----------
                               TOTAL COMMON AND PREFERRED
                                      STOCKS AND WARRANTS
                                          (Cost $212,531)  (4.25%)      235,476
                                                            ------   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                        INTEREST      PAR VALUE      MARKET
ISSUER, DESCRIPTION                      RATE       (000s OMITTED)   VALUE
-------------------                      ----       --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (10.45%)
  Investment in a joint repurchase
   agreement transaction with HSBC
   Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 7.25% thru
   13.25% Due 11-15-08 thru
   11-15-16 and U.S. Treasury Note,
   6.50% Due 04-30-99) - Note A ...      6.60%         $579           $  579,000
                                                                       ---------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%............                                            506
                                                                       ---------
    TOTAL SHORT-TERM INVESTMENTS                    ( 10.46%)            579,506
                                                    -------            ---------
               TOTAL INVESTMENTS                    ( 98.10%)          5,434,343
                                                    -------            ---------
OTHER ASSETS AND LIABILITIES, NET                   (  1.90%)            105,218
                                                    -------            ---------
                TOTAL NET ASSETS                    (100.00%)         $5,539,561
                                                    =======            =========

* Credit Ratings are unaudited and rated by Moody's Investor Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
**    Non-income producing security.
# Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.
## Parenthetical disclosure of a foreign country in the security description represents country of local currency and par value is expressed in local currency.
(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $579,875 or 10.47% of net assets as of December 31, 1997.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

Portfolio Concentration (Unaudited)
- - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - -
The V.A. Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 1997 assigned to country categories.

                                                    MARKET VALUE
                                                 AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION                           FUND'S NET ASSETS
-----------------------                           -----------------
Australia..................................             5.52%
Bahamas....................................             1.83
Canada.....................................             2.92
Colombia...................................             1.49
Mexico.....................................             1.79
New Zealand................................             2.04
South Africa...............................             1.85
United Kingdom.............................             7.52
United States..............................            73.14
                                                       -----
                          TOTAL INVESTMENTS            98.10%
                                                       =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
AAA........................................             19.80
B..........................................             57.66
CCC........................................              5.93
                                                        -----
                                TOTAL BONDS             83.39%
                                                        =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

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==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

Schedule of Investments
December 31, 1997
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - --

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

BONDS
Banks - Foreign (1.57%)
  Landeskreditbank Baden -
   Wuerttemberg, Sub Note
   (Germany) 02-01-23 (Y) .........   7.625%     AAA         $ 15    $   17,000
  RBSG Capital Corp.,
   Gtd Cap Note 03-01-04 ..........  10.125      A+            15        17,766
  Scotland International
   Finance No. 2 B.V., Gtd
   Sub Note (United Kingdom)
   11-01-06 (R) (Y) ...............   8.850      A+            20        22,998
                                                                     ----------
                                                                         57,764
                                                                     ----------
Banks - United States (0.59%)
  Banque National de Paris -
   New York Branch, Sub Note
   01-15-07 .......................   7.200      A1             5         5,169
  National Westminster Bank
   Plc - New York Branch,
   Sub Note 05-01-01 ..............   9.450      AA-            5         5,462
  NB Capital Trust IV,
   Gtd Cap Security
   04-15-27 .......................   8.250      A-            10        10,913
                                                                     ----------
                                                                         21,544
                                                                     ----------
Broker Services (0.27%)
  Salomon Smith
   Barney Holdings,
   Inc., Note 10-15-02 ............   6.500      A             10        10,036
                                                                     ----------
Building (0.14%)
  Georgia-Pacific Corp.,
   Deb 01-15-18 ...................   9.750      BBB-           5         5,198
                                                                     ----------
Containers (0.10%)
  Riverwood International
   Corp., Gtd Sr Sub Note
   04-01-08 .......................  10.875      CCC+           4         3,780
                                                                     ----------
Energy (0.59%)
  AES Corp.,
   Sr Sub Note 07-15-06 ...........  10.250      B+            10        10,825
  CalEnergy Company, Inc.,
   Sr Note 09-15-06 ...............   9.500      BB-           10        10,927
                                                                     ----------
                                                                         21,752
                                                                     ----------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Sovereign Bond Fund on December 31, 1997. It is divided into two main catagories: bonds and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

Finance (3.35%)
  Constitution Capital
   Trust I, Cap Security
   04-15-27 (R) ...................   9.150%     BBB         $  3      $  3,377
  ContiFinancial Corp.,
   Sr Note 08-15-03 ...............   8.375      BB+            5         5,175
  DR Investments,
   Sr Note 05-15-07 (R) ...........   7.450      A-            10        10,640
  Ford Motor Credit Co.,
   Note 12-08-05 ..................   6.250      A              5         4,946
  Industrial Credit Investment
   Corporation of India
   Ltd., Bond (India)
   08-15-07 (R) (Y) ...............   7.550      BB+           10         8,292
  JCP Master Credit Card Trust,
   Pass Thru Ctf Ser C Class A
   06-15-00 .......................   9.625      AA+           25        26,928
  MBNA Master Credit Card
   Trust, Ser 1995-D Class A
   11-15-02 .......................   6.050      AAA           50        50,063
  SUSA Partnership, L.P.
   Note 12-01-07 ..................   7.000      BBB            5         5,026
  United Companies Financial
   Corp., Note 01-15-04 ...........   7.700      BBB-           5         5,033
  Yanacocha Receivables,
   Pass Thru Cert Ser 1997-A
   06-15-05 (R) ...................   8.400      BBB-           4         3,920
                                                                     ----------
                                                                        123,400
                                                                     ----------
Funeral Services & Related (0.42%)
  Loewen Group International,
   Inc., Gtd Sr Note Ser 4
   10-15-03 .......................   8.250      BB+           15        15,356
                                                                     ----------
Glass Products (0.09%)
  VICAP S.A. de C.V.,
   Gtd Sr Note (Mexico)
   05-15-07 (R) (Y) ...............  11.375      B+             3         3,202
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

Government - Foreign (0.60%)
  Croatia, Republic of,
   Sr Note (Croatia)
   02-27-02 (R) (Y) .............    7.000%      BBB-        $ 10    $   10,017
  Panama, Republic of,
   Note (Panama)
   02-13-02 (R) (Y) .............    7.875       BB+            7         6,738
  Quebec, Province of,
   Deb (Canada)
   07-15-23 (Y) .................    7.500       A+             5         5,373
                                                                     ----------
                                                                         22,128
                                                                     ----------
Government - U.S. (55.72%)
  United States Treasury,
   Bond 08-15-17 ................    8.875       AAA           38        50,439
   Bond 02-15-23 ................    7.125       AAA          497       567,355
   Note 02-15-99 ................    8.875       AAA          205       212,079
   Note 11-30-99 ................    7.750       AAA          142       147,258
   Note 05-15-01 ................    8.000       AAA           70        74,780
   Note 05-15-02 ................    7.500       AAA          553       590,156
   Note 02-15-05 ................    7.500       AAA          373       409,949
                                                                     ----------
                                                                      2,052,016
                                                                     ----------
Government - U.S. Agencies (10.65%)
  Federal National Mortgage Assn.,
   30 Yr Pass Thru Ctf
     03-01-24 + ...................   6.500      AAA          230       227,125
   30 Yr Pass Thru Ctf
     09-01-27 .....................   7.000      AAA           25        25,032
   Pass Thru Ctf Ser 1997-M8
     Class A-1 01-25-22 ...........   6.940      AAA            3         3,087
  Government National
   Mortgage Assn., 30 Yr Pass
     Thru Ctf 02-15-25 + ..........   7.500      AAA           50        51,219
   30 Yr Pass thru Ctf 07-15-26
     to 08-15-27 ..................   8.000      AAA           83        85,733
                                                                     ----------
                                                                        392,196
                                                                     ----------
Insurance (1.76%)
  Conseco, Inc.,
   Sr Note 12-15-04 ...............  10.500      BBB            5         6,016
  Fairfax Financial Holdings
   Ltd., Note (Canada)
   04-15-26 (Y) ...................   8.300      BBB+          15        16,634
  Liberty Mutual Insurance Co.,
   Surplus Note
     05-04-07 (R) .................   8.200      A+             5         5,517
   Surplus Note 10-15-26 (R) ......   7.875%     A2          $  5    $    5,503
  Massachusetts Mutual Life
   Insurance Co., Surplus
   Note 11-15-23 (R) ..............   7.625      AA             5         5,464
  NAC Re Corp.,
   Note 06-15-99 ..................   8.000      A-             5         5,117
  New York Life Insurance
   Co., Surplus Note
   12-15-23 (R) ...................   7.500      AA-            5         5,077
  Phoenix Home Life Mutual
   Insurance Co., Surplus Note
   12-01-06 (R) ...................   6.950      A+             5         5,084
  Sun Canada Financial Co.,
   Gtd Sub Note
   12-15-07 (R) ...................   6.625      AA             5         5,093
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) ...........   7.875      A-             5         5,394
                                                                     ----------
                                                                         64,899
                                                                     ----------
Leisure (0.29%)
  Sun International Hotels Ltd.,
   Sr Sub Note (Bahamas)
   12-15-07 (Y) ...................   8.625      B+             5         5,075
  Trump Hotels & Casino Resorts
   Funding, Inc./Holdings, L.P.,
   Sr Note 06-15-05 ...............  15.500      B-             5         5,725
                                                                     ----------
                                                                         10,800
                                                                     ----------
Media (2.07%)
  Adelphia Communications
   Corp., Sr Note Ser B
   10-01-02 .......................   9.250      B3             8         8,160
  Clear Channel Communications,
   Inc., Deb 10-15-27 .............   7.250      BBB-           7         7,042
  Comcast Cable Communications
   Inc., Note 05-01-17  ...........   8.875      BBB-           5         5,921
  Comcast Corp., Sr Sub Deb
   07-15-12 .......................  10.625      BB+            4         4,954
  Garden State Newspapers,
   Inc., Sr Sub Note
   10-01-09 (R) ...................   8.750      B+             9         9,045
  Hearst-Argyle Television, Inc.,
   Note 11-15-07 ..................   7.000      Baa3           5         5,037
  News America Holdings Inc.,
   Gtd Sr Deb 08-10-18  ...........   8.250      BBB-           8         8,734

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

Media (continued)
  SFX Broadcasting, Inc.,
   Sr Sub Note Ser B
   05-15-06 .......................  10.750%     B-          $  5    $    5,488
  TeleWest Communications
   Plc, Sr Deb (United Kingdom)
   10-01-06 (Y) ...................   9.625      B+             2         2,110
  Time Warner, Inc.,
   Deb 01-15-13 ...................   9.125      BBB-           9        10,717
  TKR Cable I, Inc.,
   Sr Deb 10-30-07 ................  10.500      BBB-           8         9,018
                                                                     ----------
                                                                         76,226
                                                                     ----------
Medical (0.70%)
  Integrated Health Services, Inc.,
   Sr Sub Note 01-15-08 (R) .......   9.250      B-            10        10,200
  Physician Sales & Services,
   Inc., Sr Sub Note
   10-01-07 (R) ...................   8.500      B              3         3,060
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 ...........  10.750      B+             3         3,270
  Tenet Healthcare Corp.,
   Sr Sub Note 01-15-07 ...........   8.625      B+             9         9,293
                                                                     ----------
                                                                         25,823
                                                                     ----------
Mortgage Banking (2.66%)
  EQCC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-3
   Class A-9 02-15-29 .............   6.570      AAA           25        25,036
  First Plus Home Loan Trust,
   Pass Thru Ctf Ser 1997-1
   Class A6 12-10-15 ..............   6.950      AAA            5         5,078
  GMAC Commercial Mortgage
   Securities, Inc., Pass Thru Ctf
   Ser 1997-C2 Class A3
   11-15-07 .......................   6.566      AAA           25        25,281
  Money Store Home Equity
   Trust (The), Pass Thru Ctf
   Ser 1997-D Class AF-7
   12-15-38 .......................   6.485      AAA           16        16,065
  Money Store Residential
   Trust (The), Pass Thru Ctf
   Ser 1997-I Class A-3
   08-15-12 .......................   6.680      AAA           10         9,953
  Salomon Brothers Mortgage
   Securities VII, Inc., Mtg
   Pass Thru Ctf Ser 1997-HUD2
   Class A-2 07-25-24 .............   6.750%     AAA         $  6    $    6,050
  UCFC Home Equity Loan
   Trust, Pass Thru Ctf
   Ser 1997-A1 Class A8
   06-15-28 .......................   7.220      AAA           10        10,345
                                                                     ----------
                                                                         97,808
                                                                     ----------
Oil & Gas (0.48%)
  Camuzzi Gas Pampeana
   S.A., Bond (Argentina)
   12-15-01 (Y) ...................   9.250      BBB-           2         2,000
  Norsk Hydro ASA, Deb
   (Norway) 10-01-16 (Y) ..........   7.500      A              5         5,386
  Transgas de Occidenta S.A.,
   Sr Note (Colombia)
   11-01-10 (R) (Y) ...............   9.790      BBB-          10        10,211
                                                                     ----------
                                                                         17,597
                                                                     ----------
Paper & Paper Products (0.82%)
  Celulosa Arauco Y Constitucion
   S.A., Note (Chile)
   09-15-09 (Y) ...................   7.200      Baa3          10         9,790
  Fort James Corp.,
   Sr Note 09-15-02 ...............   6.500      BBB-           5         5,023
  Indah Kiat International
   Finance Co., Gtd Sec Bond
   Ser C (Indonesia)
   06-15-06 (Y) ...................  12.500      BB             4         3,880
  Indah Kiat Pulp & Paper
   Corp. (P.T.), Sr Sec Deb
   (Indonesia) 11-01-00 (R) .......   8.875      BB             9         8,100
  S.D. Warren Co.,
   Sr Sub Note Ser B
   12-15-04 .......................  12.000      B+             3         3,352
                                                                     ----------
                                                                         30,145
                                                                     ----------
Real Estate Investment Trust (0.28%)
  American Health Properties,
   Inc., Note 01-15-07 ............   7.500      BBB-           5         5,211
  TriNet Corporate Realty Trust,
   Inc., Note 05-15-01 ............   7.300      BBB-           5         5,112
                                                                     ----------
                                                                         10,323
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

Retail (0.20%)
  Southern Foods Group, L.P.,
   Sr Sub Note 09-01-07 (R) .......   9.875%     B           $  7    $    7,315
                                                                     ----------
Steel (0.09%)
  IVACO Inc., Sr Note
   (Canada) 09-15-05 (Y) ..........  11.500      B+             3         3,262
                                                                     ----------
Telecommunications (1.28%)
  Iridium LLC/Iridium Capital
   Corp., Gtd Sr Note Ser A
   07-15-05 .......................  13.000      B-            11        11,550
  MetroNet Communications
   Corp., Unit (Sr Note &
   Warrant) (Canada)
   08-15-07 (Y) ...................  12.000      B-             5         5,775
  Nextel Communications,
   Inc., Sr Disc Note, Step
   Coupon (9.75%, 02-15-99)
   08-15-04 (A) ...................    Zero      CCC           12        10,680
  Qwest Communications
   International Inc., Sr Note
   Ser B 04-01-07 .................  10.875      B+             4         4,550
  TCI Communications, Inc.,
   Sr Deb 08-01-15 ................   8.750      BBB-           9        10,431
  Teligent, Inc.,
   Sr Note 12-01-07 ...............  11.500      CCC            4         4,010
                                                                     ----------
                                                                         46,996
                                                                     ----------
Tobacco (0.59%)
  Philip Morris,
   Note 08-15-02 ..................   7.125      A             10        10,248
  RJR Nabisco, Inc.,
   Note 12-01-02 ..................   8.625      BBB-           6         6,388
   Note 09-15-03 ..................   7.625      BBB-           5         5,111
                                                                     ----------
                                                                         21,747
                                                                     ----------
Transport (0.66%)
  America West Airlines, Inc.
   Pass Thru Ctf Ser B
   01-02-08 .......................   6.930      A-             5         5,007
  Northwest Airlines Inc.,
   Gtd Note 03-15-04 ..............   8.375      BB-            4         4,118
   Pass Thru Ctf Ser 1996-1
   01-02-15 .......................   8.970      BBB-           5         5,452
  NWA Trust,
   Sr Note Ser A 06-21-14 .........   9.250%     A2          $  4    $    4,379
  U.S. Air, Inc.,
   Pass Thru Ctf Ser 1989-A2
   01-01-13 .......................   9.820      A-             5         5,531
                                                                     ----------
                                                                         24,487
                                                                     ----------
Utilities (3.98%)
  Avon Energy Partners
   Holdings, Sr Note
   (United Kingdom)
   12-11-07 (R) (Y) ...............   7.050      A-             7         7,128
  BVPS II Funding Corp.,
   Collateralized Lease
   Bond 06-01-17 ..................   8.890      BB-            5         5,595
  Calpine Corp.,
   Sr Note 07-15-07 (R) ...........   8.750      BB-            8         8,160
  CE Electric UK Funding Co.,
   Sr Note 12-30-07 (R) ...........   6.995      BBB+          10        10,095
  Cleveland Electric Illuminating
   Co. & Toledo Edison Co.,
   Sec Note Ser B 07-01-04 ........   7.670      Ba1            5         5,206
  Cleveland Electric
   Illuminating Co.,
   1st Mtg Ser B 05-15-05 .........   9.500      BB+           23        25,507
  CMS Energy Corp.,
   Sr Note 05-15-02 ...............   8.125      BB             5         5,141
  Enersis S.A.,
   Note (Cayman Islands)
   12-01-16 (Y) ...................   7.400      A-             5         4,961
  First PV Funding Corp.,
   Deb Ser 86B 01-15-16 ...........  10.150      BB-            3         3,247
  Hydro-Quebec, Gtd Bond
   (Canada) 02-01-21 (Y) ..........   9.400      A+            15        19,368
  Iberdrola International B.V.,
   Note 10-01-02 ..................   7.500      AA-           15        15,787
  Long Island Lighting Co.,
   Deb 07-15-19 ...................   8.900      BB+            3         3,192
   Gen Ref Mtg 05-01-21 ...........   9.750      BBB           10        10,250
  North Atlantic Energy Corp.,
   1st Mtg Bond 06-01-02 ..........   9.050      B+             8         8,221

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

Utilities (continued)
  Philippine Long Distance
   Telephone Co., Note
   (Philippines) 03-06-07, (Y) ....   7.850%     BB+         $  6    $    5,228
  Waterford 3 Funding Corp.,
   Sec Lease Obligation
   Bond 01-02-17 ..................   8.090      BBB-           9         9,409
                                                                     ----------
                                                                        146,495
                                                                     ----------
                                TOTAL BONDS
                           (Cost $3,265,357)              (89.95%)    3,312,295
                                                           -------   -----------

                                          INTEREST      PAR VALUE      MARKET
ISSUER, DESCRIPTION                        RATE       (000s OMITTED)   VALUE
-------------------                        ----       --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (16.16%)
  Investment in a joint repurchase
  agreement transaction with HSBC
  Securities, Inc. - Dated 12-31-97,
  Due 01-02-98 (Secured by U.S.
  Treasury Bonds, 7.25% thru 13.25%
  due 11-15-08 thru 11-15-16, and
  U.S. Treasury Note, 6.50% Due
  04-30-99), -
  Note A.....................               6.60%        $595        $  595,000
                                                                      ---------
Corporate Savings Account ( 0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.........                                              879
                                                                      ---------
        TOTAL SHORT-TERM INVESTMENTS                 ( 16.18%)          595,879
                                                     -------          ---------
                   TOTAL INVESTMENTS                 (106.13%)        3,908,174
                                                     -------          ---------
   OTHER ASSETS AND LIABILITIES, NET                 (  6.13%)       (  225,693)
                                                     -------          ---------
                    TOTAL NET ASSETS                 (100.00%)       $3,682,481
                                                     ========        ==========

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
+ A portion of these securities having an aggregate value of $278,344 or 7.56% of the Fund's net assets, have been purchased on a when issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with current values at least equal to the amounts of its when issued commitments. Accordingly, the market values of $54,224 of United States Treasury Bond 7.125%, 02-15-23 and $58,695 of United States Treasury Note 7.50%, 05-15-02 have been segregated to the when issued commitments.
(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $179,630 or 4.88% of net assets as of December 31, 1997.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Money Market Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on December 31, 1997.

                                    INTEREST   QUALITY    PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE     RATINGS* (000s OMITTED)   VALUE
-------------------                   ----     -------  --------------   -----

COMMERCIAL PAPER
Broker Services (4.73%)
  Merrill Lynch & Co., Inc.,
   02/25/98 .......................   5.700%     Tier 1      $400    $  396,517
                                                                     ----------
Mortgage Banking (4.78%)
  Countrywide Home Loans,
   01/02/98 .......................   6.350      Tier 1       400       399,929
                                                                     ----------
Utilities - Telephone (4.76%)
  Bell Atlantic Network Funding
   Corp. 01/22/98 .................   5.800      Tier 1       400       398,647
                                                                     ----------
                          TOTAL COMMERCIAL PAPER
                               (Cost $1,195,093)          (14.27%)    1,195,093
                                                           -------   ----------

CORPORATE INTEREST BEARING OBLIGATIONS
Automotive (3.59)
  Chrysler Financial Corp.,
   06/23/98 .......................   6.300      Tier 1       300       300,617
                                                                     ----------
Finance (4.19%)
  CIT Group Holdings, Inc.,
   07/31/98 .......................   6.350      Tier 1       350       350,673
                                                                     ----------
Retail Stores (3.61)
  Sears Roebuck Acceptance
   Corp., 04/15/98 ................   9.250      Tier 1       300       302,884
                                                                     ----------
                                TOTAL CORPORATE
                   INTEREST BEARING OBLIGATIONS
                                (Cost $954,174)           (11.39%)      954,174
                                                          -------    ----------

U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (52.51%)
  Federal Farm Credit Bank
   02/02/98 .......................   5.650      Tier 1      1,000      999,665
  Federal Home Loan Bank
   02/26/98 .......................   5.875      Tier 1      1,000      999,673
  Federal National Mortgage
   Association, 01/15/1998 ........   5.520      Tier 1      1,000      999,748
  Private Export Funding Corp.,
   04/30/98 .......................   5.750%     Tier 1       $500   $  499,834
  Student Loan Marketing
   Association, 12/04/98 ..........   5.910      Tier 1        500      500,000
  Student Loan Marketing
   Association, 12/10/98 ..........   5.900      Tier 1        400      400,000
                                                                     ----------
                                                                      4,398,920
                                                                     ----------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
                              (Cost $4,398,920)           (52.51%)    4,398,920
                                                           -------   ----------

JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase
   agreement transaction with HSBC
   Securities, Inc. - Dated 12-31-97,
   due 01-02-98 (Secured by U.S.
   Treasury Bonds 11.25% due
   02-15-15 and 9.25%
   due 02-15-16), - Note A ...         6.60%               1,729      1,729,000
                                                                     ----------
                    TOTAL JOINT REPURCHASE AGREEMENT      (20.64%)    1,729,000
                                                          -------    ----------
                                   TOTAL INVESTMENTS      (98.81%)    8,277,187
                                                          -------    ----------
                   OTHER ASSETS AND LIABILITIES, NET       (1.19%)       99,871
                                                          -------    ----------
                                    TOTAL NET ASSETS     (100.00%)   $8,377,058
                                                          =======    ==========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund. The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

NOTE A --
ORGANIZATION

John Hancock V.A. International Fund ("V.A. International Fund"), John Hancock V.A. Financial Industries Fund (which commenced operations on April 30, 1997) ("V.A. Financial Industries Fund"), John Hancock V.A. Emerging Growth Fund ("V.A. Emerging Growth Fund"), John Hancock V.A. Growth Fund ("V.A. Growth Fund"), John Hancock V.A. Independence Equity Fund ("V.A. Independence Equity Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. World Bond Fund ("V.A. World Bond Fund"), John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"), John Hancock V.A. Sovereign Bond Fund ("V.A. Sovereign Bond Fund"), John Hancock V.A. Money Market Fund ("V.A. Money Market Fund"), (each a "Fund" collectively, the "Funds") are separate series of John Hancock Declaration Trust (the "Trust") an open-end management investment company, registered under the Investment Company Act of 1940. Prior to January 2, 1998, V.A. Growth Fund was known as John Hancock V.A. Discovery Fund. The Trust, organized as a Massachusetts business trust in 1995, consisted of eleven different series at December 31, 1997. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends, and liquidation within their respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. The Trustees approved the organization of three new series of John Hancock Declaration Trust: John Hancock V.A. High Yield Bond Fund, John Hancock V.A. Growth and Income Fund and John Hancock V.A. Special Opportunities Fund, effective January 2, 1998. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

      The investment objective of the V.A. International Fund is to seek long-term growth of capital by primarily investing in equity securities of foreign companies and governments. The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation primarily through investments in equity securities of financial services companies throughout the world. The investment objective of the V.A. Emerging Growth Fund is to seek long-term growth of capital. The investment objective of the V.A. Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. The investment objective of the V.A. Independence Equity Fund is to seek above-average total return, consisting of capital appreciation and income by focusing on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long-term. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. Sovereign Investors Fund is to seek long term growth of capital and income without assuming undue market risks by investing primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends. The investment objective of the V.A. World Bond Fund is to seek a high total investment return, a combination of current income and capital appreciation, by investing primarily in a global portfolio of fixed income securities. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income by primarily investing in foreign government and corporate fixed income securities, U.S. Government securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers. The investment objective of the V.A. Sovereign Bond Fund is to seek a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of investment grade fixed income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated high yield, high risk, fixed income securities. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

capital preservation and liquidity by investing primarily in high-quality money market instruments.

NOTE B --
ACCOUNTING POLICIES

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for the V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

      The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

   For federal income tax purposes, the following funds had capital loss carryforwards available. These carryforwards are available to offset future net realized capital gains to the extent provided by regulations. Additionally, net capital losses attributable to security transactions occurring after October 31, 1997 are treated as arising on the first day (January 1, 1998) of the Funds next taxable year.

                             CAPITAL LOSS        CAPITAL LOSS    POST 10/31/1997
                             CARRYFORWARD        CARRYFORWARD    LOSS TREATED AS
FUND                      EXPIRES 12/31/2004  EXPIRES 12/31/2005  ARISING 1/1/98
----                      ------------------  ------------------  --------------

V.A. International Fund ....    $  --              $   --            $65,667
V.A. Financial Industries
  Fund......................       --                  --               --
V.A. Emerging Growth Fund        18,937             167,508           66,172
V.A. Growth Fund............     11,062             197,206             --
V.A. Independence
  Equity Fund...............       --                  --               --
V.A. 500 Index Fund. .......       --                  --               --
V.A. Sovereign Investors
  Fund......................       --                  --               --
V.A. World Bond Fund .......       --                  --             27,755
V.A. Strategic Income Fund .       --                 2,482            8,904
V.A. Sovereign Bond Fund ...       --                  --               --
V.A. Money Market Fund .....       --                  --               --

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are notified of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Funds. Actual results could differ from these estimates.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five year period that commenced with the investment operations of each Fund.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Funds to participate with other Funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each of the Funds, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Funds had no borrowing activity for the year ended December 31, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for the V.A. Independence Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund, and V.A. Money Market Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of each of the Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statement of Assets and Liabilities.

      The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      Open forward foreign currency contracts for the Trust at December 31, 1997 were as follows:

                                                                    UNREALIZED
                                PRINCIPAL AMOUNT     EXPIRATION    APPRECIATION/
CURRENCY                       COVERED BY CONTRACT      MONTH     (DEPRECIATION)
--------                       -------------------      -----     --------------
V.A. WORLD BOND FUND
Buy
German Deutsche Mark............    800,000            Jan 98          ($6,379)
                                                                        ======

V.A. STRATEGIC INCOME FUND
Sells
Australian Dollar...............    106,000            Jan 98           $8,179
Australian Dollar...............    182,000            Mar 98             (149)
                                                                        ------
                                                                        $8,030
                                                                        ======

V.A. FINANCIAL INDUSTRIES FUND
Buy
Swedish Krona...................     45,193            Jan 98           ($ 131)
                                                                         ======

FINANCIAL FUTURES CONTRACTS The Funds (except V.A. Money Market Fund) may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Funds instruments. At the time each Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Funds as unrealized gains or losses.

      When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

      Open financial futures contracts for the Trust at December 31, 1997 were as follows:

                                                   UNREALIZED
                              OPEN                 APPRECIATION/
EXPIRATION                  CONTRACTS   POSITION  (DEPRECIATION)
----------                  ---------   --------  --------------
V.A. 500 INDEX FUND
Mar 98.................    2 S&P 500     Long        ($6,075)
Mar 98.................    3 S&P 500     Long         13,400
                                                      ------
                                                      $7,325
                                                      ======

OPTIONS The Funds (except V.A. Money Market Fund) may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

      The Funds may use option contracts to manage their exposure to changing security prices. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms, or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

      There were no written option transactions for the year ended December 31, 1997, for all Funds.

NOTE C --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

FUND                                      RATE
----                                      ----
V.A. International Fund                   0.90% of average daily net assets
V.A. Financial Industries Fund            0.80% of average daily net assets
V.A. Emerging Growth Fund                 0.75% of average daily net assets
V.A. Growth Fund                          0.75% of average daily net assets
V.A. Independence Equity Fund             0.70% of average daily net assets
V.A. 500 Index Fund                       0.10% of average daily net assets
V.A. Sovereign Investors Fund             0.60% of average daily net assets
V.A. World Bond Fund                      0.75% of average daily net assets
V.A. Strategic Income Fund                0.60% of average daily net assets
V.A. Sovereign Bond Fund                  0.50% of average daily net assets
V.A. Money Market Fund                    0.50% of average daily net assets

      John Hancock Advisers International Limited ("JHAI") serves as the sub-adviser to the V.A. International Fund pursuant to a sub-adviser agreement among the Fund, the Adviser, and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provides international investment research and advisory services to investment companies and institutional clients. The Adviser pays JHAI a portion of its advisory fee from the V.A. International Fund to JHAI at the following rate: 70% of the advisory fee payable by the Fund.

      The Adviser compensated the V.A. International Fund during the year in the amount of $435,961 for a loss incurred as a result of an inaccurate execution of a trade.

      Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the V.A. Independence Equity Fund pursuant to a separate sub-adviser agreement among the Fund, the Adviser, and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo"). IIA provides investment advice and advisory services to investment companies and institutional accounts. The Adviser pays IIA a portion of its advisory fee from the V.A. Independence Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

      Sovereign Asset Management Corporation ("SAMCorp") serves as the sub-adviser of the V.A. Sovereign Investors Fund pursuant to a sub-advisery agreement among the Fund, the Adviser, and SAMCorp. SAMCorp was organized in 1992 and is a wholly owned indirect subsidiary of JHMLICo. SAMCorp provides investment advice and advisory services to investment companies and private and

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

institutional accounts. The Adviser pays SAMCorp a portion of its advisory fee from the V.A. Sovereign Investors Fund to SAMCorp at the following rate: 40% of the advisory fee payable by the Fund.

      The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S & P") to license certain trademarks and trade names of S & P and of the S & P 500 Index, which is determined, composed and calculated by S & P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Trust's prospectus.)

      Effective February 10, 1997, the Adviser agreed to limit its management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets. The Adviser may terminate this limitation in the future.

      The Adviser has voluntarily agreed to limit each of the Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. Accordingly, the reductions in expenses for the year ended December 31, 1997 were as follows:


FUND                                          FEE REDUCTION
----                                          -------------
V.A. International Fund........................ $26,430
V.A. Financial Industries Fund.................  17,678
V.A. Emerging Growth Fund......................  33,471
V.A. Growth Fund...............................  30,501
V.A. Independence Equity Fund..................  21,288
V.A. 500 Index Fund............................  24,549
V.A. Sovereign Investors Fund..................  14,303
V.A. World Bond Fund...........................  27,843
V.A. Strategic Income Fund.....................  16,865
V.A. Sovereign Bond Fund.......................  31,793
V.A. Money Market Fund.........................  12,855

      The Adviser reserves the right to terminate this limitation in the future.

      The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Funds.

      Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Fund. The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned the following shares of beneficial interest of the Funds as of December 31, 1997:

FUND                                   SHARES OF BENEFICIAL INTEREST
----                                   -----------------------------
V.A. International Fund.............              213,604
V.A. Financial Industries Fund......                 --
V.A. Emerging Growth Fund...........              100,201
V.A. Growth Fund....................              100,000
V.A. Independence Equity Fund.......              103,519
V.A. 500 Index Fund.................              830,646
V.A. Sovereign Investors Fund.......              102,343
V.A. World Bond Fund................              216,509
V.A. Strategic Income Fund..........              226,576
V.A. Sovereign Bond Fund............              109,809
V.A. Money Market Fund..............              105,798

NOTE D --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, excluding short-term securities, during the year ended December 31, 1997, for the Funds were as follows:

FUND                                             PURCHASES         SALES
----                                             ---------         -----
V.A. International Fund..................       $ 9,319,894      $7,460,987
V.A. Financial Industries Fund...........        16,107,447         905,236
V.A. Emerging Growth Fund................         4,077,138       1,440,195
V.A. Growth Fund.........................         5,242,258       2,967,350
V.A. Independence Equity Fund............         8,026,973       1,775,199
V.A. 500 Index Fund......................        19,013,544       1,248,907
V.A. Sovereign Investors Fund
 U.S. Government Securities..............           515,734            --
 Other Investments.......................         9,345,623         462,178
V.A. World Bond Fund
 U.S. Government Securities..............         2,250,113         982,197
 Other Investments.......................         1,518,874       2,553,728
V.A. Strategic Income Fund
 U.S. Government Securities..............         2,423,924       2,394,565
 Other Investments.......................         4,377,175       1,677,088
V.A. Sovereign Bond Fund
 U.S. Government Securities..............         3,866,896       2,180,635
 Other Investments.......................         1,493,781         936,209

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

      At December 31, 1997, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                                 NET UNREALIZED
                                AGGREGATE    GROSS UNREALIZED  GROSS UNREALIZED   APPRECIATION/
FUND                              COST         APPRECIATION      DEPRECIATION     DEPRECIATION
----                              ----         ------------      ------------     ------------
V.A. International
  Fund...................... $ 3,746,400        $  285,308        $299,701         ($ 14,393)
V.A. Financial
  Industries
  Fund......................  16,911,261         1,868,063         322,499          1,545,564
V.A. Emerging
  Growth Fund...............   3,536,833           568,582         245,367            323,215
V.A. Growth
  Fund......................   3,276,784           625,832         113,160            512,672
V.A. Independence
  Equity Fund...............   8,256,498           816,806         187,746            629,060
V.A. 500 Index
  Fund......................  19,056,716         1,478,926         582,345            896,581
V.A. Sovereign
  Investors Fund............  11,912,095         1,228,310         110,585          1,117,725
V.A. World
  Bond Fund.................   2,253,103            39,985           7,729             32,256
V.A. Strategic
  Income Fund...............   5,359,429           164,532          90,124             74,408
V.A. Sovereign
  Bond Fund.................   3,861,652            55,159           9,516             45,643
V.A. Money
  Market Fund...............   8,277,187              --               --                --

NOTE E --
RECLASSIFICATION OF ACCOUNT

During the year ended December 31, 1997, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to differences in the treatment of net operating losses, foreign currency gain and losses and return of capital under federal tax rules versus generally accepted accounting principle. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                 CAPITAL       UNDISTRIBUTED NET        ACCUMULATED NET
FUND                             PAID-IN   INVESTMENT INCOME/(LOSS)   REALIZED GAIN (LOSS)
----                             -------   ------------------------   --------------------

V.A. International
  Fund.......................     $  --             ($10,311)             $10,311
V.A. Financial
  Industries Fund............        --             (    169)                 169
V.A. Emerging
  Growth Fund................   ( 3,072)               3,163              (    91)
V.A. Growth
  Fund.......................   ( 8,594)               8,594                   --
V.A. Independence
  Equity Fund................        --                   --                   --
V.A. 500 Index
  Fund.......................        --                   --                   --
V.A. Sovereign
  Investors Fund.............        --                    3              (     3)
V.A. World
  Bond Fund..................   (62,240)            ( 18,355)              80,595
V.A. Strategic
   Income Fund...............        --                6,469              ( 6,469)
V.A. Sovereign
  Bond Fund..................        --                   --                   --
V.A. Money
  Market Fund................        --                   --                   --

================================================================================

                     John Hancock Funds - Declaration Trust

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To The Contract owners, Policyholders and Trustees of
John Hancock Declaration Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Declaration Trust (the "Trust") (comprising, respectively, V.A. International Fund, V.A. Financial Industries Fund, V.A. Emerging Growth Fund, V.A. Growth Fund (formerly V.A. Discovery
Fund), V.A. Independence Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund, V.A. World Bond Fund, V.A. Strategic Income Fund, V.A. Sovereign Bond Fund, and V.A. Money Market Fund) (collectively "the Funds") as of December 31, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting John Hancock Declaration Trust as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 1998


TAX INFORMATION (Unaudited)

The Funds designated the following as long-term capital gain dividends during the fiscal year ended December 31, 1997. The capital gain dividends are further broken down into two capital gain tax rates, 28% and 20%, respectively.

      Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                  TOTAL         28%         20%       DIVIDENDS
                                 CAPITAL       RATE        RATE       RECEIVED
                                  GAINS        GAINS       GAINS      DEDUCTION
                                  -----        -----       -----      ---------
V.A. International Fund....     $20,365     $20,365      $  --           --%
V.A. Financial Industries
  Fund.....................        --          --           --          92.42
V.A. Emerging
  Growth Fund..............        --          --           --          28.42
V.A. Growth Fund...........        --          --           --           --
V.A. Independence
  Equity Fund..............       4,084       4,084         --          32.50
V.A. 500 Index Fund........     479,305     226,529      252,776        17.22
V.A. Sovereign
  Investors Fund...........        --          --           --          65.85
V.A. World Bond Fund.......       6,656       6,656         --           --
V.A. Strategic
  Income Fund..............        --          --           --           4.36
V.A. Sovereign
  Bond Fund................       7,357       7,357         --           --
V.A. Money
  Market Fund..............        --          --           --           --

================================================================================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the V.A. Sovereign Investors Fund as of December 31, 1997
--------------------------------------------------------------------------------

                                                                  PERCENT OF
COMPANY                                                        DIVIDEND INCREASE
-------                                                        -----------------
AFLAC Corp. ..................................................        15.0
Abbott Laboratories, Inc. ....................................        12.5
Air Products & Chemicals .....................................         9.1
American Home Products .......................................         4.9
American International Group .................................        12.4
Ameritech Corp. ..............................................         6.2
AMP, Inc. ....................................................         4.0
Archer-Daniel Midland Co. ....................................         5.0
Automatic Data Processing, Inc. ..............................        15.2
BB & T Corp. .................................................        16.3
BankOne Corp. ................................................        11.7
Baxter International, Inc. ...................................         3.0
Becton Dickinson & Co. .......................................        11.5
Bemis Company, Inc. ..........................................        11.1
Betz Laboratories ............................................         1.3
Century Telephone Enterprise, Inc. ...........................         2.8
Chubb Corp. ..................................................         7.4
Conagra, Inc. ................................................        14.7
Dayton Hudson Corp. ..........................................        12.5
Dover Corp. ..................................................        11.5
DuPont (E.I.) De Nemours & Co. ...............................        10.5
Duke Energy Corp. ............................................         3.8
Ecolab, Inc. .................................................        18.8
Emerson Electric Co. .........................................         9.3
Exxon Corp. ..................................................         3.8
First Tennessee National Corp. ...............................        10.0
First Union Corp. ............................................        15.6
Gannett Co., Inc. ............................................         5.6
General Electric Co. .........................................        15.4
General RE Corp. .............................................         7.8
Grainger (W.W.), Inc. ........................................         8.0
Hewlett Packard Co. ..........................................        16.7
Home Depot, Inc. .............................................        25.0
Honeywell, Inc. ..............................................         3.7
Ikon Office Solutions, Inc. ..................................        24.0
Interpublic Group, Inc. ......................................        14.7
Johnson & Johnson ............................................        15.8
Johnson Controls .............................................         7.0
Key Corp. ....................................................        10.5
Leggett & Platt, Inc. ........................................         7.7
Lilly (Eli) & Co. ............................................        11.1
Masco Corp. ..................................................         5.0
McGraw-Hill Companies, Inc. ..................................         9.1
Medtronic, Inc. ..............................................        15.8
Mobil Corp. ..................................................         6.0
National Fuel Gas Co. ........................................         3.6
NationsBank Corp. ............................................        15.2
Norwest Corp. ................................................        10.0
Nucor Corp. ..................................................        25.0
Pentair, Inc. ................................................        11.1
Pep Boys - Manny, Moe, & Jack (The) ..........................        14.3
PepsiCo, Inc. ................................................         8.8
Pitney Bowes, Inc. ...........................................        15.9
Questar Corp. ................................................         3.3
Reliastar Financial Corp. ....................................        10.7
Rockwell International Corp. .................................         5.2
RPM, Inc. ....................................................         7.7
SBC Communications, Inc. .....................................         4.1
Schulman A., Inc. ............................................        10.5
Sigma-Aldrich Corp. ..........................................        12.0
Sonoco Products Corp. ........................................         9.1
Sysco Corp. ..................................................        13.3
Travelers, Inc. ..............................................        25.0
Wal-Mart Stores, Inc. ........................................        28.6
Worthington Industries, Inc. .................................         8.3
                                                                      ----
              The average dividend increase for this group was        11.1%
                                                                      ====


Historical Data (Unaudited)

The table below shows the record for the V.A. Sovereign Investors Fund during the past periods.
--------------------------------------------------------------------------------

                                    PER SHARE
  YEAR      -------------------------------------------------------
  ENDED       SHARES         DIVIDENDS     NET ASSET  CAPITAL GAINS
 DEC. 31    OUTSTANDING     FROM INCOME      VALUE    DISTRIBUTION
 -------    -----------     -----------      -----    ------------
 1996         103,482          $.07         $10.74        $.02
 1997         896,718          $.18         $13.59        $.01

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

================================================================================

                                                              ------------------
[LOGO] JOHN HANCOCK FUNDS                                         First Class
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      This report is for the information of shareholders of the John Hancock
Declaration Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO]  Printed on Recycled Paper                                   DEC0A  12/97
                                                                            2/98

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